LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

$1,945,757,000 (Approximate) STRUCTURED ASSET SECURITIES CORPORATION, SERIES 2005-WF4 SENIOR/SUBORDINATE CERTIFICATES

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov.  Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum.  In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

To 10% Call
			Est.	Payment	Initial		Legal	Expected
	Approximate	Coupon/	WAL(2)	Window(2)	C/E (3)	Initial	Final	Ratings
Class	Size ($)(1)	Benchmark	(yrs.)	(mos.)	(%)	Margin	Maturity	(Moody’s/S&P/Fitch)
A1(4)	148,833,000	1 M LIBOR	2.10	1-77	17.60%	TBD	11/25/2035	Aaa/AAA/AAA
A2(5)	894,882,000	1 M LIBOR	0.89	1-23	17.60%	TBD	11/25/2035	Aaa/AAA/AAA
A3(5)	384,884,000	1 M LIBOR	2.90	23-59	17.60%	TBD	11/25/2035	Aaa/AAA/AAA
A4(5)	195,000,000	1 M LIBOR	6.07	59-77	17.60%	TBD	11/25/2035	Aaa/AAA/AAA
M1	61,082,000	1 M LIBOR	4.64	44-77	14.50%	TBD	11/25/2035	Aa1/AA+/AA+
M2	51,230,000	1 M LIBOR	4.55	42-77	11.90%	TBD	11/25/2035	Aa2/AA/AA
M3	33,497,000	1 M LIBOR	4.50	41-77	10.20%	TBD	11/25/2035	Aa3/AA-/AA-
M4	26,600,000	1 M LIBOR	4.47	40-77	8.85%	TBD	11/25/2035	A1/A+/A+
M5	22,659,000	1 M LIBOR	4.45	40-77	7.70%	TBD	11/25/2035	A2/A/A
M6	21,674,000	1 M LIBOR	4.42	39-77	6.60%	TBD	11/25/2035	A3/A-/A-
M7	14,778,000	1 M LIBOR	4.41	39-77	5.85%	TBD	11/25/2035	Baa1/BBB+/BBB+
M8	14,778,000	1 M LIBOR	4.41	38-77	5.10%	TBD	11/25/2035	Baa2/BBB/BBB
M9	14,778,000	1 M LIBOR	4.38	38-77	4.35%	TBD	11/25/2035	Baa3/BBB-/BBB-
B1	19,704,000	1 M LIBOR	4.38	38-77	3.35%	TBD	11/25/2035	[Ba1]/BBB-/BBB-
B2-A	20,689,000	1 M LIBOR	4.23	37-77	1.25%	TBD	11/25/2035	Ba2/BB/NR
B2-F	20,689,000	[7.00%]	4.23	37-77	1.25%	N/A	11/25/2035	Ba2/BB/NR

To Maturity
			Est.	Payment	Initial		Legal	Expected
	Approximate	Coupon/	WAL(2)	Window(2)	C/E (3)	Initial	Final	Ratings
Class	Size ($)(1)	Benchmark	(yrs.)	(mos.)	(%)	Margin	Maturity	(Moody’s/S&P/Fitch)
A1(4)	148,833,000	1 M LIBOR	2.30	1-171	17.60%	TBD	11/25/2035	Aaa/AAA/AAA
A2(5)	894,882,000	1 M LIBOR	0.89	1-23	17.60%	TBD	11/25/2035	Aaa/AAA/AAA
A3(5)	384,884,000	1 M LIBOR	2.90	23-59	17.60%	TBD	11/25/2035	Aaa/AAA/AAA
A4(5)	195,000,000	1 M LIBOR	7.47	59-171	17.60%	TBD	11/25/2035	Aaa/AAA/AAA
M1	61,082,000	1 M LIBOR	5.08	44-138	14.50%	TBD	11/25/2035	Aa1/AA+/AA+
M2	51,230,000	1 M LIBOR	4.97	42-132	11.90%	TBD	11/25/2035	Aa2/AA/AA
M3	33,497,000	1 M LIBOR	4.89	41-126	10.20%	TBD	11/25/2035	Aa3/AA-/AA-
M4	26,600,000	1 M LIBOR	4.84	40-121	8.85%	TBD	11/25/2035	A1/A+/A+
M5	22,659,000	1 M LIBOR	4.80	40-116	7.70%	TBD	11/25/2035	A2/A/A
M6	21,674,000	1 M LIBOR	4.75	39-112	6.60%	TBD	11/25/2035	A3/A-/A-
M7	14,778,000	1 M LIBOR	4.72	39-107	5.85%	TBD	11/25/2035	Baa1/BBB+/BBB+
M8	14,778,000	1 M LIBOR	4.68	38-103	5.10%	TBD	11/25/2035	Baa2/BBB/BBB
M9	14,778,000	1 M LIBOR	4.62	38-99	4.35%	TBD	11/25/2035	Baa3/BBB-/BBB-
B1	19,704,000	1 M LIBOR	4.55	38-94	3.35%	TBD	11/25/2035	[Ba1]/BBB-/BBB-
B2-A	20,689,000	1 M LIBOR	4.25	37-85	1.25%	TBD	11/25/2035	Ba2/BB/NR
B2-F	20,689,000	[7.00%]	4.25	37-85	1.25%	N/A	11/25/2035	Ba2/BB/NR

(1)

Subject to a permitted variance of + 5% in the aggregate.

(2)

The Certificates will be priced assuming a prepayment speed of 30% CPR.  Assumes a closing date of 10/23/2005 and first payment date of 11/25/2005.

(3)

Initial Credit Enhancement includes overcollateralization of approximately 1.25%.

(4)

The Class A1 Certificates are the Senior Certificates of Group 1.

(5)

The Class A2, A3 and A4 Certificates are the Senior Certificates of Group 2.

Origination and Servicing

Wells Fargo Home Mortgage has originated all of the Mortgage Loans and will be the Servicer for the securitization.

Mortgage Insurance

Approximately 82.33% of the Mortgage Loans with over 80% Loan-to-Value (“LTV”) will be covered by a loan level primary mortgage insurance policy provided by Mortgage Guaranty Insurance Corp., Republic Mortgage Insurance Corp., PMI, United Guaranty, Amerin Guaranty and Triad Guaranty.  This coverage will generally reduce the effective LTV of the insured loans to 80%.

Principal Payment Priority

On each Distribution Date, principal in the amount of any Net Swap Payment or swap termination payment due to the Swap Counterparty and remaining unpaid (after application of interest received or advanced for this purpose on such Distribution Date), will be deposited into the swap account and paid as described in the Swap Account Payment Priority, to be paid from each of Group 1 and Group 2 in proportion to the aggregate collateral balance of each group and then from the unrelated group, to the extent unpaid.  Any funds remaining will be paid in the following order of priority:

I.  Prior to the Stepdown Date, or whenever a Trigger Event is in effect:

1)

Concurrently, to the Senior Certificates:

A)

All principal from Group 1 will be paid to the Class A1 Certificates; and

B)  All principal from Group 2 will be paid to the Class A2, Class A3 and Class A4 Certificates, sequentially and in that order, until they have been reduced to zero;

2)

If the Senior Certificates related to a group have been retired, all principal from that group will be allocated to the Senior Certificates of the unrelated group, until all of the Senior Certificates have been reduced to zero;

3)

To the Class M1, M2, M3, M4, M5, M6, M7, M8, M9 and B1 Certificates, sequentially and in that order, until reduced to zero; and

4)

To the Class B2-A and B2-F Certificates, concurrently and in proportion to their outstanding principal balance, until reduced to zero.

II.

On or after the Stepdown Date and as long as a Trigger Event is not in effect:

1)

All principal from each Group will be allocated to the related Senior Certificates, to be paid as described in (I)(1) above, provided, however, that principal will only be allocated to the Senior Certificates in the amount required to achieve the Targeted Senior Enhancement Percentage in the aggregate;

2)

If the Senior Certificates related to a group have been retired, all principal from that group will be allocated to the Senior Certificates of the unrelated group, until the Targeted Senior Enhancement Percentage has been reached in the aggregate;

3)

To the Class M1, M2, M3, M4, M5, M6, M7, M8, M9 and B1 Certificates, sequentially and in that order, until the Credit Enhancement behind each class is equal to two times the related initial credit enhancement percentage;

4)

To the Class B2-A and B2-F Certificates, concurrently and in proportion to their outstanding principal balance, until the Credit Enhancement behind each class is equal to two times the related initial enhancement percentage.

The “Stepdown Date” is the earlier of (x) the Distribution Date following the Distribution Date in which the Class Principal Amount of each of the Senior Certificates has been reduced to zero or (y) the later of (i) the Distribution Date upon which the Senior Enhancement Percentage (as defined herein) is greater than or equal to 35.20% (the “Targeted Senior Enhancement Percentage”) or (ii) the 37th Distribution Date.

Interest Payment Priority

The “Interest Rate” for the Class A1, A2, A3, A4, M1, M2, M3, M4, M5, M6, M7, M8, M9, B1 and B2-A Certificates  (the “LIBOR Certificates”) will be equal to the lesser of (i) one-month LIBOR plus their respective margins and (ii) the Net Funds Cap (as defined herein).  Interest for the LIBOR Certificates will be calculated on an actual/360 basis.

The “Interest Rate” for the Class B2-F Certificates (the “Fixed Rate Certificates”) will be equal to the lesser of (i) the stated rate and (ii) the Net Funds Cap.  Interest for the Fixed Rate Certificates will be calculated on a 30/360 basis.

The “Accrual Period” for the LIBOR Certificates for each Distribution Date will be the one-month period beginning on the immediately preceding Distribution Date (or on November 23, 2005, in the case of the first Accrual Period) and ending on the day immediately preceding the related Distribution Date.  The “Accrual Period” for the Fixed Rate Certificates for each Distribution Date will be the calendar month preceding the related Distribution Date.

Interest received or advanced on each Distribution Date will be allocated in the following priority:

(1)

To pay fees: Servicing Fee and any applicable Mortgage Insurance Fee;

(2)

To deposit into the Swap Account (as defined below) any Net Swap Payment (as defined below) or any swap termination payment owed to the Swap Counterparty pursuant to the swap agreement, to be paid from either of Group 1 or Group 2 Interest in an amount proportionate to the aggregate collateral balance of the related Group;

(3)

To deposit into the Swap Account any Net Swap Payment or any swap termination payment owed to the Swap Counterparty pursuant to the swap agreement, in an amount proportionate to the aggregate collateral balance of the unrelated Group, to the extent not paid above;

(4)

To pay Current Interest and Carryforward Interest to the Class A1 Certificates from Group 1 Interest;

(5)

To pay Current Interest and Carryforward Interest to the Class A2, Class A3 and Class A4 Certificates from Group 2 Interest on a pro rata basis;

(6)

To pay Current Interest and Carryforward Interest to the Senior Certificates, on a pro rata basis, to the extent not paid above;

(7)

To pay Current Interest and Carryforward Interest to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9 and B1 Certificates, sequentially and in that order;

(8)

To pay Current Interest and Carryforward Interest to the Class B2-A and B2-F Certificates on a pro rata basis;

(9)

To pay to the Trustee previously unreimbursed extraordinary costs, liabilities and expenses, to the extent provided in the Trust Agreement;

(10)

Any interest remaining after the application of (1) through (9) above will be deemed excess interest for such Distribution Date and will be distributed as principal, according to the principal distribution rule in effect for such Distribution Date, as needed to maintain the Overcollateralization Target;

(11)

To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9 and B1 Certificates any Deferred Amounts;

(12)

To pay on a pro rata basis to the Class B2-A and B2-F Certificates any Deferred Amounts;

(13)

To pay concurrently in proportion to their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts after giving effect to distributions already made on such Distribution Date, to the Class A1, A2, A3 and A4 Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts;

(14)

To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9 and B1 Certificates any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts;

(15)

To pay concurrently in proportion to their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts after giving effect to distributions already made on such Distribution Date, to the Class B2-A and B2-F Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts; and

(16)

To pay remaining amounts to the holder of the Class X Certificates.

Interest Rate Swap Agreement

The 59-month Interest Rate Swap Agreement (the “Swap Agreement”) will obligate the Trust to pay a predetermined annual rate (as shown below) on the swap notional amount in each period.  The Trust will receive payments equal to an annual rate of one-month LIBOR on the swap notional amount for each period over the life of the Swap Agreement.  The payments will be netted against each other each month (the “Net Swap Payment”) and will be deposited into an account (the “Swap Account”).  Payments on both legs of the swap are calculated on an actual/360 basis.

Month	Approximate Notional Balance ($)	Rate of Payment by Trust (%)	Month	Approximate Notional Balance ($)	Rate of Payment by Trust (%)
1	0.00	0.00	31	318,570,000.00	4.89
2	1,879,850,000.00	4.50	32	300,090,298.17	4.90
3	1,821,681,000.00	4.57	33	291,044,319.35	4.90
4	1,765,284,000.00	4.68	34	283,651,663.07	4.91
5	1,710,602,000.00	4.76	35	270,630,000.00	4.92
6	1,657,586,000.00	4.82	36	257,349,000.00	4.92
7	1,606,185,000.00	4.85	37	244,718,000.00	4.93
8	1,556,349,000.00	4.85	38	232,707,000.00	4.94
9	1,508,030,000.00	4.86	39	221,284,000.00	4.94
10	1,461,183,000.00	4.87	40	210,421,000.00	4.95
11	1,415,761,000.00	4.88	41	200,091,000.00	4.96
12	1,371,724,000.00	4.87	42	190,266,000.00	4.97
13	1,319,174,000.00	4.91	43	180,924,000.00	4.97
14	1,266,945,000.00	4.86	44	172,039,000.00	4.98
15	1,215,138,000.00	4.84	45	163,591,000.00	4.99
16	1,163,846,000.00	4.83	46	155,556,000.00	5.00
17	1,113,164,000.00	4.83	47	147,915,000.00	5.01
18	1,063,177,000.00	4.83	48	140,650,000.00	5.02
19	1,013,971,000.00	4.83	49	133,740,000.00	5.03
20	965,624,000.00	4.83	50	127,169,000.00	5.04
21	918,208,000.00	4.84	51	120,920,000.00	5.05
22	871,791,000.00	4.84	52	114,979,000.00	5.06
23	826,437,000.00	4.84	53	109,329,000.00	5.07
24	782,204,000.00	4.85	54	103,955,000.00	5.07
25	629,776,000.00	4.85	55	98,845,000.00	5.08
26	547,856,000.00	4.86	56	93,986,000.00	5.08
27	476,250,000.00	4.87	57	89,366,000.00	5.08
28	421,814,000.00	4.87	58	84,971,000.00	5.08
29	379,371,000.00	4.88	59	80,789,000.00	5.08
30	345,675,000.00	4.89	60	76,801,000.00	5.08

Swap Account Payment Priority

All payments due under the Swap Agreement and any swap termination payment pursuant to the Swap Agreement will be deposited into the Swap Account, and allocated in the following order of priority:

(1)

To pay any Net Swap Payment owed to the Swap Counterparty pursuant to the Swap Agreement;

(2)

To pay any swap termination payment to the Swap Counterparty, to the extent the termination is not due to a default on the part of the Swap Counterparty;

(3)

To the Class A1, A2, A3 and A4 Certificates, Current Interest and Carryforward Interest, on a pro rata basis, to the extent not yet paid;

(4)

To the Class M1, M2, M3, M4, M5, M6, M7, M8, M9 and B1 Certificates, Current Interest and Carryforward Interest, sequentially and in that order, to the extent not yet paid;

(5)

To the Class B2-A and B2-F Certificates, Current Interest and Carryforward Interest, on a pro rata basis, to the extent not yet paid;

(6)

To be paid as principal, in accordance with the principal distribution rules in effect for such Distribution Date, as needed to maintain the Overcollateralization Target(1);

(7)

To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9 and B1 Certificates any Deferred Amounts(1), to the extent not yet paid;

(8)

To pay on a pro rata basis to the Class B2-A and B2-F Certificates any Deferred Amounts(1), to the extent not yet paid;

(9)

To pay concurrently in proportion to their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts after giving effect to distributions already made on such Distribution Date, to the Class A1, A2, A3 and A4 Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the extent not yet paid;

(10)

To the Class M1, M2, M3, M4, M5, M6, M7, M8, M9 and B1 Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, sequentially and in that order, to the extent not yet paid;

(11)

To pay concurrently in proportion to their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts after giving effect to distributions already made on such Distribution Date, to the Class B2-A and B2-F Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the extent not yet paid;

(12)

To pay any swap termination payment to the Swap Counterparty, to the extent the termination is due to a default on the part of the Swap Counterparty; and

(13)

All remaining amounts to the holder of the Class X Certificates.

(1)

Amounts paid under steps (6), (7) and (8) must be limited to Cumulative Realized Losses.

Carryforward Interest

“Carryforward Interest” for each Class of LIBOR Certificates and Fixed Rate Certficates for any Distribution Date will be the sum of (1) the amount, if any, by which (x) the sum of (A) Current Interest for such Class for the immediately preceding Distribution Date and (B) any unpaid Carryforward Interest from previous Distribution Dates exceeds (y) the amount distributed in respect of interest on such Class on such immediately preceding Distribution Date, and (2) interest on such amount for the related Accrual Period at the applicable Interest Rate.

“Current Interest” for any Class of LIBOR Certificates and Fixed Rate Certificates for any Distribution Date will be the aggregate amount of interest accrued at the applicable Interest Rate during the related Accrual Period on the Class Principal Amount of that Class.

Net Funds Cap

The “Senior Net Funds Cap” for each Distribution Date and each Group will be the annual rate equal to the excess, if any, of (x) a fraction, expressed as a percentage, the numerator of which is the product of (1) the excess, if any, of (i) the related Optimal Interest Remittance Amount (as defined below) for such date over (ii) the proportionate share of any Net Swap Payment and any swap termination payment due to the Swap Counterparty, and (2) 12, and the denominator of which is the related Group balance for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the accrual period.

The “Subordinate Net Funds Cap” for any Distribution Date will be the weighted average of the Senior Net Funds Caps for both groups, weighted on the basis of their Group Subordinate Amounts; provided, however, on any Distribution Date after the Senior Certificates related to any Group have been reduced to zero, such weighting shall be on the basis of the principal balance of each Group and further provided that with respect to the Class B2-F Certificates, clause (b) for each Group will be equal to 1.

The “Optimal Interest Remittance Amount” with respect to each Distribution Date will be equal to the product of (A) (x) the Net Mortgage Rates (as defined below), as of the first day of the related collection period divided by (y) 12 and (B) the pool balance for the immediately preceding Distribution Date.

The “Net Mortgage Rate” with respect to any Mortgage Loan will be the Mortgage Rate thereof reduced by the sum of the Servicing Fee Rate and, in the case of an insured Mortgage Loan, the Mortgage Insurance Fee Rate.

Basis Risk Shortfall

With respect to each Distribution Date, to the extent that (a) the amount of interest payable to a Class, as calculated without regard to the applicable Net Funds Cap, exceeds (b) the amount calculated at the stated rate (such excess, a “Basis Risk Shortfall”), that Class will be entitled to the amount of such Basis Risk Shortfall and Unpaid Basis Risk Shortfall, plus interest thereon at the applicable Interest Rate, before the Class X and Class R Certificates are entitled to any distributions.  The “Unpaid Basis Risk Shortfall” for any Class of Certificates on any Distribution Date will be the aggregate of all Basis Risk Shortfalls for such Class for all previous Distribution Dates, together with interest thereon at the applicable Interest Rate, less all payments made with respect to such Class in respect of such Basis Risk Shortfalls on or prior to such Distribution Date.

Losses

Losses that are not covered by mortgage insurance are allocated in the following order: excess spread, overcollateralization, the Class B2-A and B2-F Certificates pro rata in proportion to their respective Class Principal Amounts, the Class B1 Certificates, and to the Class M Certificates in inverse order of priority.  The allocation of losses to a class will result in a writedown of its principal amount and is referred to as an “Applied Loss Amount”.  The balance of the Class A1, A2, A3 and A4 Certificates will not be reduced by allocation of Applied Loss Amounts.

Deferred Amount & Subsequent Recoveries

With respect to each Distribution Date, the “Deferred Amount” for each Class of Class M Certificates and Class B Certificates will be equal to the amount by which (x) the aggregate of Applied Loss Amounts previously applied in reduction of the Class Principal Amount thereof exceeds (y) the sum of (i) the aggregate of amounts previously distributed in reimbursement thereof and (ii) the amount by which the Class Principal Amount of such class has been increased due to Subsequent Recoveries.

A “Subsequent Recovery” is an amount recovered with respect to a Mortgage Loan after it has been liquidated and the loss has been passed through to the Trust.  Subsequent Recoveries will increase the principal amount of classes which have been allocated an Applied Loss Amount, in order of seniority, by an amount equal to the lesser of (i) the outstanding Deferred Amount for such class and (ii) the amount of Subsequent Recoveries available after application to more senior classes.  Funds related to Subsequent Recoveries will be included in the remittance amount for the related Distribution Date.

10% Optional Redemption

The transaction can be called by the Master Servicer, Aurora Loan Services LLC (and affiliate of Lehman Brothers), on any Distribution Date following the month in which the loan principal balance of the Mortgage Loans is reduced to less than 10% of the Cut-off Date loan principal balance.  If the optional redemption is not exercised on the first Distribution Date on which it is able to be exercised, beginning with the next succeeding Distribution Date, the margins on the Class A1, A2, A3 and A4 Certificates will double, the margins on the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1 and B2-A Certificates will increase to 1.5 times their initial margins.  The stated rate on the Class B2-F Certificates will increase by 0.50%.

Credit Enhancement

Subordination

Classes A1, A2, A3 and A4 will have limited protection by means of the subordination of the Class B Certificates and the Class M Certificates.  Classes A1, A2, A3 and A4 will have the preferential right to receive interest due to them and principal available for distribution over Classes having a lower priority of distribution.  Each Class of Class M Certificates will be senior to all other Classes of Class M Certificates with a higher numerical designation and to the Class B Certificates.  The Class B1 Certificates will be senior to the Class B2-A and B2-F Certificates.  If on any Distribution Date after giving effect to all realized losses and distributions of principal on such Distribution Date, the aggregate Certificate Principal Amount exceeds the aggregate loan balance, the Class B Certificates and Class M Certificates will be reduced by the Applied Loss Amount in the following order: to the Class B2-A and B2-F Certificates pro rata in proportion to their respective Class Principal Amounts, until reduced to zero; then to the Class B1 Certificates until reduced to zero; then to the Class M Certificates in inverse order of priority, until all of the Class M Certificates have been reduced to zero.

Overcollateralization

Excess interest may be used to pay down the Certificates so the aggregate loan balance exceeds the aggregate certificate balance (“Overcollateralization” or “OC”).  Excess interest will be used to maintain the OC Target.

The “OC Target” with respect to any Distribution Date prior to the Stepdown Date is equal to approximately 1.25% of the Cut-Off Date collateral balance.  The OC Target with respect to any Distribution Date on or after the Stepdown Date and for which a Trigger Event is not in effect is equal the greater of (i) the lesser of (a) approximately 1.25% of the Cut-Off Date collateral balance and (b) approximately 2.50% of the current collateral balance, after giving effect to distributions on that Distribution Date, and (ii) approximately 0.50% of the Cut-Off Date collateral balance.  For any Distribution Date on or after the Stepdown Date and for which a Trigger Event is in effect, the OC Target will be equal to the OC Target for the immediately preceding Distribution Date.

Trigger Events

A “Trigger Event” will have occurred with respect to any Distribution Date if the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding month equals or exceeds 42.60% of the Senior Enhancement Percentage for that Distribution Date, or if the Cumulative Realized Losses exceed:

Distribution Date

Loss Percentage

December 2007 to November 2008

1.25% for the first month, plus an additional 1/12th of 1.50% for each month thereafter

December 2008 to November 2009

2.75% for the first month, plus an additional 1/12th of 1.60% for each month thereafter

December 2009 to November 2010

4.35% for the first month, plus an additional 1/12th of

1.25% for each month thereafter

December 2010 to November 2011

5.60% for the first month, plus an additional 1/12th of

0.70% for each month thereafter

December 2011 and thereafter

6.30%

The “Rolling Three Month Delinquency Rate” with respect to any Distribution Date will be the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

The “Delinquency Rate” for any month will be the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all Mortgage Loans 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate loan balance as of the close of business on the last day of such month.

“Cumulative Realized Losses” with respect to any Distribution Date will be equal to the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative realized losses incurred on the Mortgage Loans from the Cut-off Date through the last day of the related Collection Period by (y) the Cut-off Date collateral balance.

The “Senior Enhancement Percentage” for any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the sum of the total Certificate Principal Amount of the Class B Certificates, the Class M Certificates and the Overcollateralization Amount (which, for purposes of this definition only, will not be less than zero), and the denominator of which is the aggregate loan balance, after giving effect to distributions on that Distribution Date.

Lehman Brothers Contacts

MBS Trading	Matt Miller	(212) 526-8315
	Rishi Bansal	(212) 526-8315
	Alar Randmere	(212) 526-8315
	Sumit Chhabra	(212) 526-8315
	Alok Sharma	(212) 526-8315
	David Wong	(212) 526-8315
	Anish Kumar	(212) 526-8315
	Domenic Tripodi	(212) 526-8315

Syndicate	Kevin White	(212) 526-9519
	Dan Covello	(212) 526-9519
	Paul Tedeschi	(212) 526-9519

MBS Banking	Ellen Kiernan	(212) 526-4279
	Angel Lau	(212) 526-9245
	Christina Barretto	(212) 526-2185
	Shelly Garg	(212) 526-0198
	Patrick Fruzzetti	(212) 526-2693
	Elena Yu	(212) 526-0524

Rating Agency Contacts

S&P	David Hongwei Wang Becky Cao	(212) 438-1580 (212) 438-2595
Moody’s	Nestor Macias	(212) 553-1456
Fitch	Padma Rajagopal	(212) 908-0383

Summary of Terms
Issuer:	Structured Asset Securities Corporation, Series 2005-WF4
Depositor:	Structured Asset Securities Corporation
Trustee:	U.S. Bank, National Association
Securities Administrator:	Wells Fargo Bank, N.A.
Master Servicer:	Aurora Loan Services LLC
Lead Underwriter:	Lehman Brothers Inc.
Swap Provider:	[TBD]
Distribution Date:	25th of each month, or the next succeeding Business Day, beginning in December 2005.
Statistical Calculation Date:	October 1, 2005
Cut-Off Date:	November 1, 2005
Pricing Date:	Week of November 18, 2005
Closing Date:	November 23, 2005
Settlement Date:	November 23, 2005
Delay Days:	0 day delay for LIBOR Certificates 24 day delay for Fixed Rate Certificates
Dated Date:	November 23, 2005 for LIBOR Certificates November 1, 2005 for Fixed Rate Certificates
Day Count:	Actual/360 for LIBOR Certificates 30/360 for Fixed Rate Certificates
Collection Period:	2nd day of prior month through 1st day of month of such distribution
Servicing Fee:	The servicing fee is equal to 0.50% of the loan principal balance annually.
Clearing/Registration:	Book-entry through DTC, Euroclear, and Cedel
Denomination:	Minimum $25,000; increments $1 in excess thereof for Classes A1, A2, A3 and A4. Minimum $100,000; increments $1 in excess thereof for the Class M Certificates and Class B Certificates.
SMMEA Eligibility:	None of Certificates are expected to be SMMEA eligible.
ERISA Eligibility:	The Class A and Class M Certificates are expected to be ERISA eligible, subject to certain investor-based qualifications.
Tax Status:	REMIC for Federal income tax purposes

Sensitivity Analysis – To 10% Call

% CPR (1)	20%	25%	30%	35%	40%

Class A1
Avg. Life (yrs)	3.38	2.64	2.10	1.67	1.32
Window (mos)	1-119	1-94	1-77	1-64	1-55
Expected Final Mat.	9/25/2015	8/25/2013	3/25/2012	2/25/2011	5/25/2010

Class A2
Avg. Life (yrs)	1.37	1.08	0.89	0.75	0.64
Window (mos)	1-36	1-29	1-23	1-19	1-16
Expected Final Mat.	10/25/2008	3/25/2008	9/25/2007	5/25/2007	2/25/2007

Class A3
Avg. Life (yrs)	4.95	3.81	2.90	2.20	1.87
Window (mos)	36-92	29-72	23-59	19-35	16-29
Expected Final Mat.	6/25/2013	10/25/2011	9/25/2010	9/25/2008	3/25/2008

Class A4
Avg. Life (yrs)	9.40	7.42	6.07	4.84	3.32
Window (mos)	92-119	72-94	59-77	35-64	29-55
Expected Final Mat.	9/25/2015	8/25/2013	3/25/2012	2/25/2011	5/25/2010

Class M1
Avg. Life (yrs)	6.45	5.22	4.64	4.53	4.59
Window (mos)	37-119	40-94	44-77	48-64	55-55
Expected Final Mat.	9/25/2015	8/25/2013	3/25/2012	2/25/2011	5/25/2010

Class M2
Avg. Life (yrs)	6.45	5.20	4.55	4.29	4.41
Window (mos)	37-119	39-94	42-77	45-64	49-55
Expected Final Mat.	9/25/2015	8/25/2013	3/25/2012	2/25/2011	5/25/2010

Class M3
Avg. Life (yrs)	6.45	5.18	4.50	4.17	4.13
Window (mos)	37-119	39-94	41-77	43-64	47-55
Expected Final Mat.	9/25/2015	8/25/2013	3/25/2012	2/25/2011	5/25/2010

Class M4
Avg. Life (yrs)	6.45	5.18	4.47	4.09	3.98
Window (mos)	37-119	38-94	40-77	42-64	45-55
Expected Final Mat.	9/25/2015	8/25/2013	3/25/2012	2/25/2011	5/25/2010

Class M5
Avg. Life (yrs)	6.45	5.17	4.45	4.04	3.88
Window (mos)	37-119	38-94	40-77	41-64	43-55
Expected Final Mat.	9/25/2015	8/25/2013	3/25/2012	2/25/2011	5/25/2010

(1)

Assumes a closing date of 10/23/2005 and first payment date of 11/25/2005.

Sensitivity Analysis – To 10% Call

% CPR (1)	20%	25%	30%	35%	40%

Class M6
Avg. Life (yrs)	6.45	5.17	4.42	4.00	3.81
Window (mos)	37-119	38-94	39-77	40-64	42-55
Expected Final Mat.	9/25/2015	8/25/2013	3/25/2012	2/25/2011	5/25/2010

Class M7
Avg. Life (yrs)	6.45	5.17	4.41	3.96	3.75
Window (mos)	37-119	38-94	39-77	40-64	41-55
Expected Final Mat.	9/25/2015	8/25/2013	3/25/2012	2/25/2011	5/25/2010

Class M8
Avg. Life (yrs)	6.45	5.17	4.41	3.95	3.72
Window (mos)	37-119	38-94	38-77	39-64	40-55
Expected Final Mat.	9/25/2015	8/25/2013	3/25/2012	2/25/2011	5/25/2010

Class M9
Avg. Life (yrs)	6.45	5.15	4.38	3.92	3.67
Window (mos)	37-119	37-94	38-77	39-64	40-55
Expected Final Mat.	9/25/2015	8/25/2013	3/25/2012	2/25/2011	5/25/2010

Class B1
Avg. Life (yrs)	6.45	5.15	4.38	3.90	3.63
Window (mos)	37-119	37-94	38-77	38-64	39-55
Expected Final Mat.	9/25/2015	8/25/2013	3/25/2012	2/25/2011	5/25/2010

Class B2-A
Avg. Life (yrs)	6.25	4.99	4.23	3.75	3.47
Window (mos)	37-119	37-94	37-77	37-64	37-55
Expected Final Mat.	9/25/2015	8/25/2013	3/25/2012	2/25/2011	5/25/2010

Class B2-F
Avg. Life (yrs)	6.25	4.99	4.23	3.75	3.47
Window (mos)	37-119	37-94	37-77	37-64	37-55
Expected Final Mat.	9/25/2015	8/25/2013	3/25/2012	2/25/2011	5/25/2010

(1)

Assumes a closing date of 10/23/2005 and first payment date of 11/25/2005.

Sensitivity Analysis – To Maturity

% CPR (1)	20%	25%	30%	35%	40%

Class A1
Avg. Life (yrs)	3.67	2.88	2.30	1.83	1.44
Window (mos)	1-253	1-206	1-171	1-143	1-122
Expected Final Mat.	11/25/2026	12/25/2022	1/25/2020	9/25/2017	12/25/2015

Class A2
Avg. Life (yrs)	1.37	1.08	0.89	0.75	0.64
Window (mos)	1-36	1-29	1-23	1-19	1-16
Expected Final Mat.	10/25/2008	3/25/2008	9/25/2007	5/25/2007	2/25/2007

Class A3
Avg. Life (yrs)	4.95	3.81	2.90	2.20	1.87
Window (mos)	36-92	29-72	23-59	19-35	16-29
Expected Final Mat.	6/25/2013	10/25/2011	9/25/2010	9/25/2008	3/25/2008

Class A4
Avg. Life (yrs)	11.49	9.13	7.47	6.03	4.17
Window (mos)	92-253	72-206	59-171	35-143	29-122
Expected Final Mat.	11/25/2026	12/25/2022	1/25/2020	9/25/2017	12/25/2015

Class M1
Avg. Life (yrs)	7.10	5.75	5.08	4.90	5.32
Window (mos)	37-209	40-168	44-138	48-116	56-98
Expected Final Mat.	3/25/2023	10/25/2019	4/25/2017	6/25/2015	12/25/2013

Class M2
Avg. Life (yrs)	7.07	5.71	4.97	4.64	4.70
Window (mos)	37-200	39-161	42-132	45-111	49-94
Expected Final Mat.	6/25/2022	3/25/2019	10/25/2016	1/25/2015	8/25/2013

Class M3
Avg. Life (yrs)	7.04	5.67	4.89	4.50	4.41
Window (mos)	37-191	39-154	41-126	43-105	47-89
Expected Final Mat.	9/25/2021	8/25/2018	4/25/2016	7/25/2014	3/25/2013

Class M4
Avg. Life (yrs)	7.02	5.64	4.84	4.41	4.24
Window (mos)	37-184	38-148	40-121	42-101	45-86
Expected Final Mat.	2/25/2021	2/25/2018	11/25/2015	3/25/2014	12/25/2012

Class M5
Avg. Life (yrs)	6.99	5.60	4.80	4.34	4.13
Window (mos)	37-178	38-142	40-116	41-97	43-83
Expected Final Mat.	8/25/2020	8/25/2017	6/25/2015	11/25/2013	9/25/2012

(1)

Assumes a closing date of 10/23/2005 and first payment date of 11/25/2005.

Sensitivity Analysis – To Maturity

% CPR (1)	20%	25%	30%	35%	40%

Class M6
Avg. Life (yrs)	6.95	5.57	4.75	4.28	4.04
Window (mos)	37-172	38-137	39-112	40-94	42-79
Expected Final Mat.	2/25/2020	3/25/2017	2/25/2015	8/25/2013	5/25/2012

Class M7
Avg. Life (yrs)	6.91	5.54	4.72	4.22	3.96
Window (mos)	37-165	38-131	39-107	40-89	41-76
Expected Final Mat.	7/25/2019	9/25/2016	9/25/2014	3/25/2013	2/25/2012

Class M8
Avg. Life (yrs)	6.87	5.50	4.68	4.18	3.90
Window (mos)	37-159	38-126	38-103	39-86	40-73
Expected Final Mat.	1/25/2019	4/25/2016	5/25/2014	12/25/2012	11/25/2011

Class M9
Avg. Life (yrs)	6.81	5.44	4.62	4.12	3.83
Window (mos)	37-152	37-121	38-99	39-83	40-70
Expected Final Mat.	6/25/2018	11/25/2015	1/25/2014	9/25/2012	8/25/2011

Class B1
Avg. Life (yrs)	6.71	5.36	4.55	4.05	3.74
Window (mos)	37-145	37-115	38-94	38-78	39-66
Expected Final Mat.	11/25/2017	5/25/2015	8/25/2013	4/25/2012	4/25/2011

Class B2-A
Avg. Life (yrs)	6.28	5.02	4.25	3.77	3.49
Window (mos)	37-132	37-105	37-85	37-71	37-60
Expected Final Mat.	10/25/2016	7/25/2014	11/25/2012	9/25/2011	10/25/2010

Class B2-F
Avg. Life (yrs)	6.28	5.02	4.25	3.77	3.49
Window (mos)	37-132	37-105	37-85	37-71	37-60
Expected Final Mat.	10/25/2016	7/25/2014	11/25/2012	9/25/2011	10/25/2010

(1)

Assumes a closing date of 10/23/2005 and first payment date of 11/25/2005.

Available Funds Cap Schedule* (1)(2)(3) (4)

*The Effective Available Funds Cap is shown for the first 60 Distribution Dates.  For purposes of this calculation, it was assumed that Net Swap Payments from the Swap Agreement were available to the Senior Certificates of each group in proportion to the related Collateral Group Balance.

Period	Group 1 Senior Net Funds Cap (%)	Group 2 Senior Net Funds Cap (%)	Subordinate Net Funds Cap (%)	Period	Group 1 Senior Net Funds Cap (%)	Group 2 Senior Net Funds Cap (%)	Subordinate Net Funds Cap (%)
1	6.55900	5.78091	5.85224	41	18.15334	17.03575	17.13820
2	22.45980	21.60377	21.68224	42	16.29421	15.28554	15.37801
3	21.65421	20.82567	20.90162	43	16.73709	15.69547	15.79096
4	21.53512	20.70644	20.78241	44	16.09895	15.09158	15.18393
5	23.74216	22.82455	22.90867	45	16.53620	15.49593	15.59129
6	21.37290	20.54396	20.61995	46	15.93599	14.94811	15.03867
7	22.04061	21.18391	21.26244	47	15.85030	14.85676	14.94784
8	21.31462	20.48810	20.56387	48	16.28528	15.25945	15.35348
9	21.99963	21.14542	21.22373	49	15.67141	14.67935	14.77028
10	21.26514	20.43836	20.51415	50	16.10420	15.07976	15.17366
11	21.24012	20.41321	20.48901	51	15.49978	14.50907	14.59988
12	21.94156	21.08695	21.16529	52	15.44215	14.46894	14.55814
13	21.07488	20.24769	20.32352	53	17.01385	15.92980	16.02915
14	21.68178	20.82688	20.90524	54	15.29010	14.31179	14.40145
15	20.84414	20.01668	20.09253	55	15.71898	14.70878	14.80136
16	20.67941	19.85182	19.92768	56	15.13780	14.16090	14.25042
17	22.68418	21.76776	21.85176	57	15.56736	14.55864	14.65107
18	20.28226	19.45439	19.53028	58	14.99430	14.01920	14.10846
19	20.72861	19.87300	19.95143	59	14.92745	13.95227	14.04147
20	19.82256	18.99621	19.07196	60	15.35437	14.34724	14.43937
21	20.21449	19.36045	19.43874	61	11.48131	10.50737	10.59646
22	21.44097	20.11230	20.23409	62	11.86426	10.85858	10.95057
23	21.16408	20.21877	20.30542	63	11.48177	10.50924	10.59819
24	21.55829	20.58172	20.67124	64	11.48200	10.51018	10.59906
25	18.86758	17.92275	18.00936	65	12.71247	11.63732	11.73564
26	18.45138	17.47529	17.56477	66	11.48246	10.51208	10.60082
27	16.94425	15.99990	16.08646	67	11.86545	10.86347	10.95509
28	16.97921	15.86888	15.97066	68	11.48293	10.51400	10.60259
29	17.59082	16.54146	16.63766	69	11.86593	10.86546	10.95693
30	16.05011	15.06882	15.15877	70	11.48340	10.51594	10.60437
31	16.26429	15.25067	15.34359	71	11.48364	10.51691	10.60527
32	15.56486	14.58521	14.67501	72	11.86667	10.86849	10.95971
33	16.08193	15.07001	15.16277	73	11.48412	10.51888	10.60708
34	16.37735	15.28122	15.38170	74	11.86717	10.87054	10.96159
35	16.29965	15.31304	15.40348	75	11.48460	10.52087	10.60891
36	16.72731	15.70874	15.80211	76	11.48485	10.52188	10.60983
37	16.07441	15.08920	15.17951	77	12.27717	11.24860	11.34253
38	16.49556	15.47804	15.57131	78	11.48534	10.52390	10.61168
39	15.85820	14.87401	14.96423	79	11.86844	10.87575	10.96637
40	16.49294	15.36027	15.46411	80	11.48584	10.52594	10.61355

(1)

Based on one-month LIBOR, six-month LIBOR, and one-year CMT of 20% for each period.

(2)

Assumes a constant prepayment rate of 30%.

(3)

Assumes there are no losses on the mortgage loans.

(4)

Assumes a closing date of 10/23/2005 and first payment date of 11/25/2005.

Excess Spread (1)(2)(3)(4)

Period	Excess Spread	Period	Excess Spread
1	1.62%	31	2.78%
2	1.67%	32	2.59%
3	1.44%	33	2.75%
4	1.33%	34	2.69%
5	1.74%	35	2.68%
6	1.18%	36	2.85%
7	1.30%	37	2.66%
8	1.11%	38	2.79%
9	1.27%	39	2.66%
10	1.08%	40	2.69%
11	1.07%	41	3.22%
12	1.25%	42	2.69%
13	1.05%	43	2.87%
14	1.21%	44	2.69%
15	1.11%	45	2.86%
16	1.11%	46	2.70%
17	1.61%	47	2.70%
18	1.10%	48	2.87%
19	1.26%	49	2.68%
20	1.09%	50	2.85%
21	1.24%	51	2.66%
22	2.39%	52	2.68%
23	2.66%	53	3.21%
24	2.81%	54	2.67%
25	2.63%	55	2.85%
26	2.79%	56	2.67%
27	2.61%	57	2.85%
28	2.63%	58	2.69%
29	2.96%	59	2.69%
30	2.61%	60	2.88%

(1)

Based on gradually increasing one-month LIBOR, six-month LIBOR, and one-year CMT.

(2)

Assumes a constant prepayment rate of 30%.

(3)

Does not include swap payments to the Trust, reflects swap payments made by the Trust.

(4)

Assumes a closing date of 10/23/2005 and first payment date of 11/25/2005.

SASCO 2005-WF4 Collateral Summary – Aggregate

Collateral information is as of the Statistical Calculation Date.

Collateral Characteristics – Aggregate
Collateral characteristics are listed below as of the Statistical Calculation Date.

Amortization Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Non- IO Loans:
2/28 ARM (Libor)	7,102	$1,132,715,047.75	57.49%	7.048%	100.00%	603	81.74%	92.66%	39.45%
3/27 ARM (Libor)	363	61,383,587.73	3.12	6.813	100.00	621	81.28	89.35	37.92
1 Year ARM (CMT)	8	1,659,315.68	0.08	6.862	100.00	620	89.61	100.00	91.83
Balloon	289	55,706,454.71	2.83	6.564	0.00	646	76.38	93.20	31.97
Fixed Rate	4,977	430,644,617.74	21.86	7.778	0.00	634	79.18	88.99	18.74
Subtotal (Non-IO):	12,739	$1,682,109,023.61	85.37%	7.210%	71.09%	613	80.90%	91.63%	33.90%

Interest-Only Loans:
2/5 ARM (Libor)	8	$1,812,250.00	0.09%	6.719%	100.00%	634	78.24%	100.00%	35.51%
2/28 ARM (Libor)	982	248,984,600.90	12.64	6.432	100.00	637	83.62	98.59	53.07
3/5 ARM (Libor)	2	424,300.00	0.02	6.486	100.00	659	75.87	100.00	0.00
3/27 ARM (Libor)	97	21,839,784.57	1.11	6.263	100.00	654	82.81	97.88	54.35
Fixed Rate	62	15,216,933.89	0.77	6.753	0.00	645	79.02	100.00	35.95
Subtotal (IO Loans):	1,151	$288,277,869.36	14.63%	6.438%	94.72%	639	83.27%	98.62%	52.08%

Total:	13,890	$1,970,386,892.97	100.00%	7.097%	74.54%	617	81.24%	92.65%	36.56%

IO Term
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Interest-Only Loans:
60	1,151	$288,277,869.36	100.00%	6.438%	94.72%	639	83.27%	98.62%	52.08%
Total:	1,151	$288,277,869.36	100.00%	6.438%	94.72%	639	83.27%	98.62%	52.08%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
0.01 - 50,000.00	3,053	$92,192,552.22	4.68%	10.055%	19.07%	619	91.31%	92.25%	5.56%
50,000.01 - 100,000.00	2,716	207,601,307.58	10.54	8.033	63.58	608	82.04	96.60	24.19
100,000.01 - 150,000.00	2,809	350,561,628.58	17.79	7.288	76.99	608	80.90	96.04	37.12
150,000.01 - 200,000.00	2,243	390,777,244.67	19.83	6.911	80.09	612	80.70	94.84	41.46
200,000.01 - 250,000.00	1,278	285,628,219.08	14.50	6.796	81.59	615	80.77	94.13	40.47
250,000.01 - 300,000.00	642	175,465,503.27	8.91	6.673	80.98	621	80.13	91.01	40.76
300,000.01 - 350,000.00	419	135,732,092.52	6.89	6.648	81.98	622	81.47	91.04	42.52
350,000.01 - 400,000.00	299	112,194,959.46	5.69	6.410	76.65	631	79.99	90.23	40.49
400,000.01 - 450,000.00	165	70,241,565.99	3.56	6.411	77.05	632	81.14	83.11	36.41
450,000.01 - 500,000.00	88	41,860,397.75	2.12	6.389	72.85	637	81.11	78.43	43.32
500,000.01 - 550,000.00	62	32,417,684.03	1.65	6.507	88.73	621	80.69	80.67	41.83
550,000.01 - 600,000.00	48	27,526,016.10	1.40	6.290	77.39	631	81.87	89.54	54.27
600,000.01 - 650,000.00	21	13,079,244.14	0.66	6.257	66.92	642	75.82	80.99	33.02
650,000.01 >=	47	35,108,477.58	1.78	6.189	58.40	651	74.46	76.16	17.37
Total:	13,890	$1,970,386,892.97	100.00%	7.097%	74.54%	617	81.24%	92.65%	36.56%

Lien Position
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1st Lien	11,168	$1,873,462,494.35	95.08%	6.907%	78.40%	616	80.31%	92.93%	38.45%
2nd Lien	2,722	96,924,398.62	4.92	10.770	0.00	635	99.31	87.24	0.00
Total:	13,890	$1,970,386,892.97	100.00%	7.097%	74.54%	617	81.24%	92.65%	36.56%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Cash Out Refinance	8,419	$1,397,245,038.33	70.91%	6.905%	75.01%	611	78.22%	92.80%	36.90%
Purchase	4,580	448,554,055.88	22.76	7.706	73.67	633	90.13	91.92	34.80
Rate/Term Refinance	891	124,587,798.76	6.32	7.058	72.41	618	83.21	93.54	39.05
Total:	13,890	$1,970,386,892.97	100.00%	7.097%	74.54%	617	81.24%	92.65%	36.56%

Occupancy Status
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Primary Home	13,572	$1,936,099,018.88	98.26%	7.101%	74.64%	617	81.46%	92.82%	37.10%
Investment	267	25,549,322.07	1.30	7.041	61.93	633	66.11	85.60	0.00
Second Home	51	8,738,552.02	0.44	6.525	89.30	641	76.36	76.23	23.95
Total:	13,890	$1,970,386,892.97	100.00%	7.097%	74.54%	617	81.24%	92.65%	36.56%

Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	587	$82,424,455.29	4.18%	6.750%	2.71%	639	74.32%	91.75%	27.56%
181 - 240	23	2,947,933.86	0.15	7.166	0.00	618	75.60	94.86	23.88
241 - 360	13,280	1,885,014,503.82	95.67	7.112	77.80	616	81.55	92.69	36.97
Total:	13,890	$1,970,386,892.97	100.00%	7.097%	74.54%	617	81.24%	92.65%	36.56%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	587	$82,424,455.29	4.18%	6.750%	2.71%	639	74.32%	91.75%	27.56%
181 - 240	23	2,947,933.86	0.15	7.166	0.00	618	75.60	94.86	23.88
241 - 360	13,280	1,885,014,503.82	95.67	7.112	77.80	616	81.55	92.69	36.97
Total:	13,890	$1,970,386,892.97	100.00%	7.097%	74.54%	617	81.24%	92.65%	36.56%

State Distribution (Top 10)
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
CA	1,106	$287,021,226.18	14.57%	6.478%	64.98%	633	74.72%	89.20%	24.80%
MD	1,022	206,246,789.69	10.47	6.822	77.52	609	79.13	94.53	35.67
FL	1,181	184,168,398.29	9.35	6.967	71.32	614	81.61	90.98	41.72
VA	705	122,387,085.12	6.21	6.934	74.27	617	81.44	94.34	46.65
IL	788	118,774,710.95	6.03	7.118	89.80	616	82.93	94.96	44.31
WI	687	79,197,665.19	4.02	7.447	87.73	616	82.92	95.56	34.70
NJ	366	72,364,809.24	3.67	7.076	78.91	600	76.76	94.02	30.60
NY	386	67,863,271.02	3.44	6.950	58.66	613	77.11	90.44	32.03
AZ	379	64,022,689.44	3.25	6.851	87.23	618	81.42	88.42	37.12
OH	608	61,043,039.88	3.10	7.336	69.80	622	84.97	94.10	41.17
Other	6,662	707,297,207.97	35.90	7.466	74.75	615	84.42	93.26	38.00
Total:	13,890	$1,970,386,892.97	100.00%	7.097%	74.54%	617	81.24%	92.65%	36.56%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Original Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.01%	969	$138,304,038.84	7.02%	6.561%	53.37%	614	50.07%	92.64%	0.00%
60.01 to 70.00%	1,365	223,719,606.41	11.35	6.666	64.36	601	66.62	91.05	0.00
70.01 to 80.00%	3,622	636,458,765.89	32.30	6.749	76.89	611	77.73	91.67	0.00
80.01 to 85.00%
With MI:	1,143	195,755,690.35	9.93	6.940	80.43	613	84.26	92.31	100.00
Without MI:	87	14,406,919.66	0.73	7.052	86.32	609	84.25	96.47	0.00
85.01 to 90.00%
With MI:	1,892	354,653,331.76	18.00	7.039	86.39	619	89.58	91.55	100.00
Without MI:	377	44,912,071.59	2.28	7.549	92.64	599	89.69	92.67	0.00
90.01 to 95.00%
With MI:	687	123,988,678.29	6.29	7.079	87.70	649	94.67	99.70	100.00
Without MI:	308	39,967,575.19	2.03	7.616	94.15	617	94.81	100.00	0.00
95.01 to 100.00%
With MI:	281	45,946,947.66	2.33	7.451	95.28	656	99.93	100.00	100.00
Without MI:	437	55,348,868.71	2.81	7.706	96.86	633	99.94	100.00	0.00
Subtotal (First Lien):	11,168	$1,873,462,494.35	95.08%	6.907%	78.40%	616	80.31%	92.93%	38.45%

Second Lien Loans:
Less than 60.01%	3	$125,240.71	0.01%	11.140%	0.00%	599	29.75%	100.00%	0.00%
60.01 to 70.00%	2	37,503.23	0.00	11.094	0.00	618	65.53	31.28	0.00
70.01 to 80.00%	1	29,960.02	0.00	11.375	0.00	615	79.62	100.00	0.00
80.01 to 85.00%	4	218,756.76	0.01	10.742	0.00	628	84.38	31.05	0.00
85.01 to 90.00%	21	600,343.89	0.03	10.879	0.00	629	89.72	100.00	0.00
90.01 to 95.00%	191	6,995,423.65	0.36	10.928	0.00	625	94.47	82.99	0.00
95.01 to 100.00%	2,500	88,917,170.36	4.51	10.756	0.00	636	99.91	87.63	0.00
Subtotal (Second Lien):	2,722	$96,924,398.62	4.92%	10.770%	0.00%	635	99.31%	87.24%	0.00%

Total:	13,890	$1,970,386,892.97	100.00%	7.097%	74.54%	617	81.24%	92.65%	36.56%

*Includes the loan in the securitization and any senior liens.

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Original Effective Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.01%	969	$138,304,038.84	7.02%	6.561%	53.37%	614	50.07%	92.64%	0.00%
60.01 to 70.00%	1,647	269,923,951.28	13.70	6.801	69.66	610	72.31	92.58	17.12
70.01 to 80.00%	7,344	1,310,823,449.51	66.53	6.887	81.01	617	83.51	92.47	51.43
80.01 to 85.00%	87	14,406,919.66	0.73	7.052	86.32	609	84.25	96.47	0.00
85.01 to 90.00%	376	44,687,691.16	2.27	7.550	92.60	599	89.69	93.14	0.00
90.01 to 95.00%	308	39,967,575.19	2.03	7.616	94.15	617	94.81	100.00	0.00
95.01 to 100.00%	437	55,348,868.71	2.81	7.706	96.86	633	99.94	100.00	0.00
Subtotal (First Lien):	11,168	$1,873,462,494.35	95.08%	6.907%	78.40%	616	80.31%	92.93%	38.45%

Second Lien Loans:
Less than 60.01%	3	$125,240.71	0.01%	11.140%	0.00%	599	29.75%	100.00%	0.00%
60.01 to 70.00%	2	37,503.23	0.00	11.094	0.00	618	65.53	31.28	0.00
70.01 to 80.00%	1	29,960.02	0.00	11.375	0.00	615	79.62	100.00	0.00
80.01 to 85.00%	4	218,756.76	0.01	10.742	0.00	628	84.38	31.05	0.00
85.01 to 90.00%	21	600,343.89	0.03	10.879	0.00	629	89.72	100.00	0.00
90.01 to 95.00%	191	6,995,423.65	0.36	10.928	0.00	625	94.47	82.99	0.00
95.01 to 100.00%	2,500	88,917,170.36	4.51	10.756	0.00	636	99.91	87.63	0.00
Subtotal (Second Lien):	2,722	$96,924,398.62	4.92%	10.770%	0.00%	635	99.31%	87.24%	0.00%

Total:	13,890	$1,970,386,892.97	100.00%	7.097%	74.54%	617	81.24%	92.65%	36.56%

*Combined LTV after taking mortgage insurance into account.

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Original Full Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.01%	956	$134,438,724.33	6.82%	6.586%	54.15%	612	49.94%	92.80%	0.00%
60.01 to 70.00%	1,349	220,226,583.70	11.18	6.672	63.39	601	66.54	91.23	0.00
70.01 to 80.00%	3,159	552,815,495.46	28.06	6.820	75.72	603	77.41	91.58	0.00
80.01 to 85.00%
With MI:	1,117	193,842,213.45	9.84	6.918	80.33	613	84.26	92.31	100.00
Without MI:	111	20,769,609.52	1.05	6.909	88.24	605	79.99	95.19	0.00
85.01 to 90.00%
With MI:	1,898	354,778,891.72	18.01	7.046	86.48	619	89.56	91.55	100.00
Without MI:	407	52,612,168.23	2.67	7.362	87.66	607	87.27	92.91	0.00
90.01 to 95.00%
With MI:	705	125,579,495.02	6.37	7.092	87.50	648	94.59	99.70	100.00
Without MI:	357	49,432,622.33	2.51	7.394	92.87	622	92.01	97.61	0.00
95.01 to 100.00%
With MI:	283	46,144,047.87	2.34	7.447	95.30	656	99.87	99.66	100.00
Without MI:	826	122,822,642.72	6.23	6.873	90.45	653	88.74	95.46	0.00
Subtotal (First Lien):	11,168	$1,873,462,494.35	95.08%	6.907%	78.40%	616	80.31%	92.93%	38.45%

Second Lien Loans:
Less than 60.01%	3	$125,240.71	0.01%	11.140%	0.00%	599	29.75%	100.00%	0.00%
60.01 to 70.00%	2	37,503.23	0.00	11.094	0.00	618	65.53	31.28	0.00
70.01 to 80.00%	1	29,960.02	0.00	11.375	0.00	615	79.62	100.00	0.00
80.01 to 85.00%	4	218,756.76	0.01	10.742	0.00	628	84.38	31.05	0.00
85.01 to 90.00%	21	600,343.89	0.03	10.879	0.00	629	89.72	100.00	0.00
90.01 to 95.00%	191	6,995,423.65	0.36	10.928	0.00	625	94.47	82.99	0.00
95.01 to 100.00%	2,500	88,917,170.36	4.51	10.756	0.00	636	99.91	87.63	0.00
Subtotal (Second Lien):	2,722	$96,924,398.62	4.92%	10.770%	0.00%	635	99.31%	87.24%	0.00%

Total:	13,890	$1,970,386,892.97	100.00%	7.097%	74.54%	617	81.24%	92.65%	36.56%

*Includes all liens on the mortgaged property.

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Not Available	72	$4,696,945.35	0.24%	9.206%	89.32%	0	73.16%	97.87%	26.53%
345 - 499	4	414,366.04	0.02	8.426	72.31	446	82.29	100.00	0.00
500 - 520	191	20,604,807.37	1.05	9.187	94.32	511	70.48	99.00	1.81
521 - 540	520	68,084,324.04	3.46	8.256	96.26	531	71.82	96.35	3.82
541 - 560	786	113,291,128.46	5.75	7.486	87.22	551	72.54	96.97	7.66
561 - 580	1,771	272,281,285.36	13.82	7.150	80.79	571	77.80	94.17	33.63
581 - 600	2,303	299,330,232.84	15.19	7.267	77.86	590	81.05	92.64	38.50
601 - 620	2,555	331,210,787.35	16.81	7.218	75.54	610	83.46	92.02	39.73
621 - 640	2,180	306,352,186.40	15.55	7.017	73.16	630	84.44	92.82	44.07
641 - 660	1,399	219,370,269.39	11.13	6.790	70.90	650	84.75	91.43	48.25
661 - 680	913	146,747,591.88	7.45	6.607	66.82	670	84.43	90.49	44.34
681 - 700	511	75,709,417.74	3.84	6.581	59.21	689	83.15	90.66	38.15
701 - 720	267	39,339,896.01	2.00	6.727	53.91	709	83.30	90.34	38.13
721 - 740	161	22,463,432.29	1.14	6.626	56.91	729	84.13	87.02	38.61
741 - 760	128	21,628,146.95	1.10	6.154	43.81	751	78.27	87.09	24.67
761 - 780	70	15,007,438.58	0.76	6.123	48.65	770	76.67	93.60	27.69
781 >=	59	13,854,636.92	0.70	5.739	28.93	795	65.09	85.54	7.79
Total:	13,890	$1,970,386,892.97	100.00%	7.097%	74.54%	617	81.24%	92.65%	36.56%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Single Family	12,389	$1,758,396,650.09	89.24%	7.081%	75.20%	616	81.30%	92.60%	37.12%
Condo	641	88,183,406.14	4.48	6.985	76.97	632	82.39	94.27	37.39
PUD	502	64,223,273.00	3.26	7.882	54.81	623	83.29	95.15	29.32
2-4 Family	358	59,583,563.74	3.02	6.885	72.99	621	75.80	88.96	26.65
Total:	13,890	$1,970,386,892.97	100.00%	7.097%	74.54%	617	81.24%	92.65%	36.56%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Prepayment Penalty Term by Product Type ($)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	$352,533,050.18	$29,821,850.24	$999,344,748.23	$0.00	$0.00	$0.00	$1,381,699,648.65
Fixed Rate	154,198,757.84	27,104,628.85	10,155,276.02	254,402,888.92	0.00	0.00	445,861,551.63
3/27 ARM (Libor)	18,285,416.44	1,611,485.71	5,044,083.38	58,282,386.77	0.00	0.00	83,223,372.30
Balloon	6,365,611.34	2,848,601.03	1,632,748.04	44,859,494.30	0.00	0.00	55,706,454.71
2/5 ARM (Libor)	714,400.00	0.00	1,097,850.00	0.00	0.00	0.00	1,812,250.00
1 Year ARM (CMT)	1,659,315.68	0.00	0.00	0.00	0.00	0.00	1,659,315.68
3/5 ARM (Libor)	188,400.00	0.00	0.00	235,900.00	0.00	0.00	424,300.00
Total:	$533,944,951.48	$61,386,565.83	$1,017,274,705.67	$357,780,669.99	$0.00	$0.00	$1,970,386,892.97

Prepayment Penalty Term by Product Type (%)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	25.51%	2.16%	72.33%	0.00%	0.00%	0.00%	70.12%
Fixed Rate	34.58	6.08	2.28	57.06	0.00	0.00	22.63
3/27 ARM (Libor)	21.97	1.94	6.06	70.03	0.00	0.00	4.22
Balloon	11.43	5.11	2.93	80.53	0.00	0.00	2.83
2/5 ARM (Libor)	39.42	0.00	60.58	0.00	0.00	0.00	0.09
1 Year ARM (CMT)	100.00	0.00	0.00	0.00	0.00	0.00	0.08
3/5 ARM (Libor)	44.40	0.00	0.00	55.60	0.00	0.00	0.02
Total:	27.10%	3.12%	51.63%	18.16%	0.00%	0.00%	100.00%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Prepayment Penalty Description – Top 5
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
6 Mo. Int. on Amount Prepaid > 20% Orig. Bal.	7,481	$1,279,394,678.02	64.93%	6.808%	76.32%	618	80.40%	92.61%	39.42%
None	5,378	533,944,951.48	27.10	7.837	69.93	614	83.19	92.14	27.74
2% of UPB	328	59,328,490.19	3.01	6.802	80.76	620	81.66	94.23	51.06
2 Mo. Int. on Amount Prepaid > 20% Orig. Bal.	322	54,439,335.07	2.76	6.798	67.62	616	79.62	92.45	36.85
1% of UPB	184	22,068,657.70	1.12	7.367	87.66	613	84.02	98.89	40.73
Other	197	21,210,780.51	1.08	7.213	70.66	617	82.91	97.60	40.58
Total:	13,890	$1,970,386,892.97	100.00%	7.097%	74.54%	617	81.24%	92.65%	36.56%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full	13,049	$1,825,551,047.24	92.65%	7.120%	75.33%	616	81.36%	100.00%	36.97%
Stated	571	93,767,034.17	4.76	6.889	66.40	627	80.43	0.00	33.64
Limited	270	51,068,811.56	2.59	6.668	61.44	634	78.63	0.00	27.17
Total:	13,890	$1,970,386,892.97	100.00%	7.097%	74.54%	617	81.24%	92.65%	36.56%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Adjustable Rate Loans:
Less than 5.501	282	$71,059,671.30	3.61%	5.299%	100.00%	656	75.40%	85.06%	15.29%
5.501 to 6.000	956	210,942,624.23	10.71	5.856	100.00	632	77.27	91.21	27.34
6.001 to 6.500	1,358	280,691,445.93	14.25	6.334	100.00	621	80.43	89.98	42.52
6.501 to 7.000	1,830	343,322,497.56	17.42	6.807	100.00	612	82.95	93.81	50.68
7.001 to 7.500	1,343	216,238,883.40	10.97	7.301	100.00	604	85.50	96.21	54.81
7.501 to 8.000	1,228	176,561,213.02	8.96	7.800	100.00	593	86.33	97.54	49.75
8.001 to 8.500	678	84,193,444.82	4.27	8.302	100.00	580	84.32	98.52	33.69
8.501 to 9.000	440	46,629,731.79	2.37	8.776	100.00	567	82.85	98.62	24.57
9.001 to 9.500	224	21,350,912.58	1.08	9.285	100.00	552	80.58	97.70	19.07
9.501 to 10.000	145	12,896,978.34	0.65	9.751	100.00	543	78.65	98.70	22.96
10.001 to 10.500	45	3,070,303.19	0.16	10.266	100.00	527	77.35	98.90	20.05
10.501 to 11.000	28	1,670,964.13	0.08	10.805	100.00	520	77.52	100.00	35.77
Greater than 11.000	5	190,216.34	0.01	11.570	100.00	534	79.32	100.00	20.10
Subtotal (ARM Loans):	8,562	$1,468,818,886.63	74.54%	6.922%	100.00%	610	82.05%	93.62%	41.96%

Fixed Rate Loans:
Less than 5.501	77	$23,468,133.37	1.19%	5.324%	0.00%	736	58.60%	90.80%	0.00%
5.501 to 6.000	265	66,272,499.05	3.36	5.878	0.00	672	69.02	86.95	6.78
6.001 to 6.500	366	76,367,357.18	3.88	6.338	0.00	639	72.15	85.91	12.68
6.501 to 7.000	578	101,797,764.28	5.17	6.818	0.00	625	75.14	89.04	29.79
7.001 to 7.500	392	52,718,961.97	2.68	7.325	0.00	618	77.89	93.25	37.40
7.501 to 8.000	421	44,898,822.66	2.28	7.814	0.00	607	79.13	95.15	43.91
8.001 to 8.500	237	19,083,284.81	0.97	8.293	0.00	601	81.31	98.44	49.67
8.501 to 9.000	234	14,512,874.28	0.74	8.765	0.00	600	86.23	98.92	50.37
9.001 to 9.500	102	5,132,530.67	0.26	9.355	0.00	594	85.13	95.67	26.48
9.501 to 10.000	540	23,304,351.90	1.18	9.780	0.00	682	97.16	82.31	5.05
10.001 to 10.500	196	7,743,192.39	0.39	10.321	0.00	640	96.95	70.36	2.69
10.501 to 11.000	590	21,768,603.50	1.10	10.785	0.00	631	98.14	91.34	1.31
Greater than 11.000	1,330	44,499,630.28	2.26	11.507	0.00	604	98.86	91.57	0.50
Subtotal (Fixed Rate):	5,328	$501,568,006.34	25.46%	7.612%	0.00%	636	78.87%	89.79%	20.73%

Total:	13,890	$1,970,386,892.97	100.00%	7.097%	74.54%	617	81.24%	92.65%	36.56%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Gross Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 3.000	1,229	$248,234,710.84	16.90%	6.109%	100.00%	628	77.40%	89.06%	27.28%
3.001 - 3.500	933	188,239,536.86	12.82	6.469	100.00	625	81.95	89.10	50.35
3.501 - 4.000	1,341	254,282,799.42	17.31	6.576	100.00	620	82.73	92.19	44.39
4.001 - 4.500	1,294	225,971,575.36	15.38	6.941	100.00	607	84.44	94.50	54.61
4.501 - 5.000	916	151,680,337.16	10.33	7.127	100.00	606	85.22	95.53	46.53
5.001 - 5.500	801	119,890,233.17	8.16	7.430	100.00	598	84.77	97.53	40.01
5.501 - 6.000	673	101,323,669.66	6.90	7.484	100.00	597	80.30	98.23	33.06
6.001 - 6.500	476	63,770,604.51	4.34	7.759	100.00	588	80.38	98.26	34.81
6.501 - 7.000	386	55,117,336.20	3.75	8.013	100.00	580	80.70	99.13	40.15
7.001 - 7.500	232	27,746,086.97	1.89	8.369	100.00	577	82.54	98.98	41.86
7.501 - 8.000	146	17,966,917.41	1.22	8.705	100.00	577	83.78	98.35	32.08
8.001 - 8.500	75	8,296,919.67	0.56	9.095	100.00	562	81.68	100.00	30.43
8.501 - 9.000	41	4,523,229.64	0.31	9.561	100.00	556	79.85	100.00	23.97
9.001 - 9.500	15	1,440,439.53	0.10	9.965	100.00	533	72.60	100.00	5.66
9.501 - 10.000	4	334,490.23	0.02	10.412	100.00	509	77.31	100.00	43.15
Total:	8,562	$1,468,818,886.63	100.00%	6.922%	100.00%	610	82.05%	93.62%	41.96%

Initial Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
3.000	8,562	$1,468,818,886.63	100.00%	6.922%	100.00%	610	82.05%	93.62%	41.96%
Total:	8,562	$1,468,818,886.63	100.00%	6.922%	100.00%	610	82.05%	93.62%	41.96%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Subsequent Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	8,511	$1,459,176,086.52	99.34%	6.921%	100.00%	611	82.08%	93.60%	42.00%
1.500	35	6,777,858.86	0.46	7.069	100.00	583	76.89	96.98	28.35
2.000	16	2,864,941.25	0.20	6.991	100.00	608	80.41	100.00	57.13
Total:	8,562	$1,468,818,886.63	100.00%	6.922%	100.00%	610	82.05%	93.62%	41.96%

Maximum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
8.501 - 9.000	1	$191,722.95	0.01%	2.630%	100.00%	620	90.00%	100.00%	100.00%
10.501 - 11.000	50	13,477,734.27	0.92	4.947	100.00	669	73.36	77.24	10.29
11.001 - 11.500	231	57,390,214.08	3.91	5.390	100.00	653	75.83	86.85	16.18
11.501 - 12.000	953	210,362,702.77	14.32	5.856	100.00	631	77.26	91.19	27.30
12.001 - 12.500	1,342	277,704,643.11	18.91	6.334	100.00	622	80.50	89.87	42.69
12.501 - 13.000	1,800	336,907,858.30	22.94	6.805	100.00	612	83.04	93.70	51.22
13.001 - 13.500	1,343	217,331,230.54	14.80	7.285	100.00	604	85.30	96.33	53.95
13.501 - 14.000	1,241	179,263,314.29	12.20	7.766	100.00	594	86.27	97.57	49.72
14.001 - 14.500	692	86,847,190.88	5.91	8.265	100.00	580	84.23	98.33	34.43
14.501 - 15.000	452	48,792,785.01	3.32	8.734	100.00	569	82.82	98.68	24.15
15.001 - 15.500	228	21,932,566.25	1.49	9.236	100.00	553	80.45	97.76	20.78
15.501 - 16.000	149	13,522,529.93	0.92	9.711	100.00	543	78.65	98.76	22.73
16.001 - 16.500	46	3,198,283.04	0.22	10.224	100.00	530	78.05	98.95	19.25
16.501 - 17.000	29	1,705,894.87	0.12	10.779	100.00	521	76.15	100.00	35.04
17.001 - 17.500	2	70,215.95	0.00	11.427	100.00	555	84.64	100.00	54.46
17.501 - 18.000	3	120,000.39	0.01	11.654	100.00	521	76.20	100.00	0.00
Total:	8,562	$1,468,818,886.63	100.00%	6.922%	100.00%	610	82.05%	93.62%	41.96%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Minimum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 5.500	4,333	$814,120,822.40	55.43%	6.623%	100.00%	619	82.26%	92.52%	42.69%
5.501 - 6.000	841	145,341,699.70	9.90	6.691	100.00	610	77.74	95.40	25.32
6.001 - 6.500	761	131,362,429.98	8.94	6.844	100.00	608	79.65	90.95	35.85
6.501 - 7.000	887	148,017,100.09	10.08	7.142	100.00	603	82.40	95.08	48.08
7.001 - 7.500	629	90,520,079.62	6.16	7.547	100.00	598	85.36	96.78	56.65
7.501 - 8.000	528	75,452,153.53	5.14	7.958	100.00	593	86.76	95.83	54.52
8.001 - 8.500	287	34,171,416.44	2.33	8.452	100.00	576	84.35	98.40	35.85
8.501 - 9.000	169	17,945,153.01	1.22	8.886	100.00	568	83.70	98.50	30.18
9.001 - 9.500	65	6,325,695.06	0.43	9.335	100.00	556	80.16	99.41	27.03
9.501 - 10.000	47	4,670,173.03	0.32	9.801	100.00	550	79.31	100.00	37.54
10.001 - 10.500	9	618,631.87	0.04	10.206	100.00	529	71.27	100.00	33.48
10.501 - 11.000	4	208,682.95	0.01	10.846	100.00	513	65.37	100.00	0.00
11.501 - 12.000	2	64,848.95	0.00	11.764	100.00	540	77.23	100.00	0.00
Total:	8,562	$1,468,818,886.63	100.00%	6.922%	100.00%	610	82.05%	93.62%	41.96%

Months to Next Rate Adjustment
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 12	20	$3,540,413.00	0.24%	6.896%	100.00%	601	82.41%	100.00%	60.39%
13 - 24	8,081	1,381,791,859.01	94.08	6.937	100.00	609	82.08	93.73	41.92
25 - 36	461	83,486,614.62	5.68	6.664	100.00	630	81.64	91.62	41.91
Total:	8,562	$1,468,818,886.63	100.00%	6.922%	100.00%	610	82.05%	93.62%	41.96%

SASCO 2005-WF4 Collateral Summary – Group 1

Collateral information is as of the Statistical Calculation Date.

Collateral Characteristics – Group 1
Collateral characteristics are listed below as of the Statistical Calculation Date.

Amortization Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Non-IO Loans:
2/28 ARM (Libor)	1,005	$119,645,032.24	66.24%	7.399%	100.00%	623	90.77%	97.24%	42.23%
3/27 ARM (Libor)	41	4,617,987.89	2.56	7.321	100.00	646	90.51	96.53	29.27
Balloon	14	1,687,389.01	0.93	7.091	0.00	636	83.24	80.39	44.78
Fixed Rate	1,193	38,793,501.43	21.48	10.044	0.00	629	95.51	90.83	8.90
Subtotal (Non-IO):	2,253	$164,743,910.57	91.21%	8.016%	75.43%	625	91.80%	95.54%	34.05%

Interest-Only Loans:
2/5 ARM (Libor)	2	$274,400.00	0.15%	6.506%	100.00%	649	79.09%	100.00%	0.00%
2/28 ARM (Libor)	73	13,895,258.72	7.69	6.584	100.00	644	86.18	100.00	42.96
3/5 ARM (Libor)	1	188,400.00	0.10	6.375	100.00	685	80.00	100.00	0.00
3/27 ARM (Libor)	9	1,203,684.00	0.67	6.034	100.00	670	80.47	100.00	15.70
Fixed Rate	3	316,720.00	0.18	6.423	0.00	701	80.00	100.00	0.00
Subtotal (IO Loans):	88	$15,878,462.72	8.79%	6.535%	98.01%	647	85.43%	100.00%	38.78%

Total:	2,341	$180,622,373.29	100.00%	7.886%	77.41%	627	91.24%	95.93%	34.46%

IO Term
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Interest-Only Loans:
60	88	$15,878,462.72	100.00%	6.535%	98.01%	647	85.43%	100.00%	38.78%
Total:	88	$15,878,462.72	100.00%	6.535%	98.01%	647	85.43%	100.00%	38.78%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
0.01 - 50,000.00	1,171	$31,655,567.72	17.53%	10.509%	11.07%	626	98.06%	91.93%	5.56%
50,000.01 - 100,000.00	443	33,155,787.91	18.36	8.095	81.44	620	90.03	98.69	23.88
100,000.01 - 150,000.00	383	47,814,079.75	26.47	7.357	94.08	624	89.82	97.85	37.98
150,000.01 - 200,000.00	222	38,400,074.31	21.26	7.018	94.55	635	90.59	96.01	49.10
200,000.01 - 250,000.00	87	19,243,958.02	10.65	6.948	91.84	628	89.29	96.54	57.07
250,000.01 - 300,000.00	19	5,161,742.30	2.86	6.782	100.00	628	88.20	84.28	52.36
300,000.01 - 350,000.00	14	4,481,563.28	2.48	6.602	100.00	624	86.33	92.69	41.82
350,000.01 - 400,000.00	2	709,600.00	0.39	5.290	100.00	720	80.00	100.00	0.00
Total:	2,341	$180,622,373.29	100.00%	7.886%	77.41%	627	91.24%	95.93%	34.46%

Lien Position
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1st Lien	1,251	$151,210,781.12	83.72%	7.322%	92.47%	626	89.58%	96.89%	41.17%
2nd Lien	1,090	29,411,592.17	16.28	10.788	0.00	632	99.76	91.00	0.00
Total:	2,341	$180,622,373.29	100.00%	7.886%	77.41%	627	91.24%	95.93%	34.46%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Purchase	2,341	$180,622,373.29	100.00%	7.886%	77.41%	627	91.24%	95.93%	34.46%
Total:	2,341	$180,622,373.29	100.00%	7.886%	77.41%	627	91.24%	95.93%	34.46%

Occupancy Status
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Primary Home	2,341	$180,622,373.29	100.00%	7.886%	77.41%	627	91.24%	95.93%	34.46%
Total:	2,341	$180,622,373.29	100.00%	7.886%	77.41%	627	91.24%	95.93%	34.46%

Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	26	$2,373,622.10	1.31%	7.268%	19.50%	641	83.83%	86.06%	33.09%
241 - 360	2,315	178,248,751.19	98.69	7.894	78.18	627	91.34	96.06	34.48
Total:	2,341	$180,622,373.29	100.00%	7.886%	77.41%	627	91.24%	95.93%	34.46%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	26	$2,373,622.10	1.31%	7.268%	19.50%	641	83.83%	86.06%	33.09%
241 - 360	2,315	178,248,751.19	98.69	7.894	78.18	627	91.34	96.06	34.48
Total:	2,341	$180,622,373.29	100.00%	7.886%	77.41%	627	91.24%	95.93%	34.46%

State Distribution (Top 10)
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
IL	142	$15,007,227.17	8.31%	7.486%	89.15%	623	91.12%	96.08%	44.22%
FL	127	13,230,299.70	7.32	7.474	79.51	621	87.49	93.89	48.30
WI	125	11,804,139.43	6.54	7.592	94.40	636	87.73	98.64	21.71
OH	147	9,757,798.32	5.40	7.886	79.94	637	92.36	97.75	22.41
MD	81	8,700,268.37	4.82	7.866	74.13	629	91.12	96.72	37.48
MO	140	8,294,782.11	4.59	8.406	75.26	627	95.43	96.53	31.45
VA	83	8,087,729.23	4.48	7.569	75.43	621	91.30	93.03	53.83
NC	97	7,887,128.52	4.37	8.003	82.05	619	92.35	99.52	29.98
PA	102	7,625,801.89	4.22	7.646	74.33	620	89.84	95.96	34.61
MI	76	7,373,106.43	4.08	7.716	92.34	627	90.29	98.17	37.02
Other	1,221	82,854,092.12	45.87	8.073	71.50	628	91.93	95.22	32.00
Total:	2,341	$180,622,373.29	100.00%	7.886%	77.41%	627	91.24%	95.93%	34.46%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Original Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.01%	24	$2,310,901.61	1.28%	6.623%	84.75%	595	49.65%	100.00%	0.00%
60.01 to 70.00%	43	5,643,091.85	3.12	6.709	73.09	601	66.84	94.71	0.00
70.01 to 80.00%	289	36,081,338.93	19.98	6.581	88.32	637	78.97	94.24	0.00
80.01 to 85.00%
With MI:	84	8,179,627.18	4.53	8.406	89.09	585	84.74	97.94	100.00
Without MI:	9	1,278,549.27	0.71	8.138	91.02	576	84.63	74.37	0.00
85.01 to 90.00%
With MI:	141	19,334,251.69	10.70	7.269	89.54	608	89.80	92.05	100.00
Without MI:	50	4,381,636.94	2.43	7.892	100.00	591	89.91	93.26	0.00
90.01 to 95.00%
With MI:	103	14,225,760.96	7.88	7.199	94.47	634	94.91	100.00	100.00
Without MI:	103	10,352,146.98	5.73	7.918	97.86	599	94.77	100.00	0.00
95.01 to 100.00%
With MI:	145	20,508,421.21	11.35	7.467	97.53	657	99.99	100.00	100.00
Without MI:	260	28,915,054.50	16.01	7.771	97.38	633	99.99	100.00	0.00
Subtotal (First Lien):	1,251	$151,210,781.12	83.72%	7.322%	92.47%	626	89.58%	96.89%	41.17%

Second Lien Loans:
Less than 60.01%	1	$15,190.27	0.01%	8.230%	0.00%	593	40.00%	100.00%	0.00%
60.01 to 70.00%	1	11,731.94	0.01	10.750	0.00	624	67.54	100.00	0.00
85.01 to 90.00%	1	23,466.82	0.01	9.750	0.00	698	90.00	100.00	0.00
90.01 to 95.00%	30	870,365.17	0.48	10.785	0.00	635	94.68	86.31	0.00
95.01 to 100.00%	1,057	28,490,837.97	15.77	10.791	0.00	632	99.97	91.13	0.00
Subtotal (Second Lien):	1,090	$29,411,592.17	16.28%	10.788%	0.00%	632	99.76%	91.00%	0.00%

Total:	2,341	$180,622,373.29	100.00%	7.886%	77.41%	627	91.24%	95.93%	34.46%

*Includes the loan in the securitization and any senior liens.

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Original Effective Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.01%	24	$2,310,901.61	1.28%	6.623%	84.75%	595	49.65%	100.00%	0.00%
60.01 to 70.00%	188	26,151,513.06	14.48	7.304	92.26	645	92.84	98.86	78.42
70.01 to 80.00%	617	77,820,978.76	43.08	7.057	89.83	624	85.18	95.14	53.64
80.01 to 85.00%	9	1,278,549.27	0.71	8.138	91.02	576	84.63	74.37	0.00
85.01 to 90.00%	50	4,381,636.94	2.43	7.892	100.00	591	89.91	93.26	0.00
90.01 to 95.00%	103	10,352,146.98	5.73	7.918	97.86	599	94.77	100.00	0.00
95.01 to 100.00%	260	28,915,054.50	16.01	7.771	97.38	633	99.99	100.00	0.00
Subtotal (First Lien):	1,251	$151,210,781.12	83.72%	7.322%	92.47%	626	89.58%	96.89%	41.17%

Second Lien Loans:
Less than 60.01%	1	$15,190.27	0.01%	8.230%	0.00%	593	40.00%	100.00%	0.00%
60.01 to 70.00%	1	11,731.94	0.01	10.750	0.00	624	67.54	100.00	0.00
85.01 to 90.00%	1	23,466.82	0.01	9.750	0.00	698	90.00	100.00	0.00
90.01 to 95.00%	30	870,365.17	0.48	10.785	0.00	635	94.68	86.31	0.00
95.01 to 100.00%	1,057	28,490,837.97	15.77	10.791	0.00	632	99.97	91.13	0.00
Subtotal (Second Lien):	1,090	$29,411,592.17	16.28%	10.788%	0.00%	632	99.76%	91.00%	0.00%

Total:	2,341	$180,622,373.29	100.00%	7.886%	77.41%	627	91.24%	95.93%	34.46%

*Combined LTV after taking mortgage insurance into account.

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Original Full Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.01%	24	$2,310,901.61	1.28%	6.623%	84.75%	595	49.65%	100.00%	0.00%
60.01 to 70.00%	41	5,478,432.67	3.03	6.732	72.28	599	66.74	94.55	0.00
70.01 to 80.00%	164	20,696,717.94	11.46	6.790	85.08	611	78.53	91.94	0.00
80.01 to 85.00%
With MI:	69	7,189,518.75	3.98	8.269	90.07	586	84.76	97.66	100.00
Without MI:	11	1,388,855.51	0.77	8.340	87.48	570	84.25	76.41	0.00
85.01 to 90.00%
With MI:	145	19,500,726.45	10.80	7.326	89.70	608	89.65	92.11	100.00
Without MI:	44	3,870,147.44	2.14	7.929	100.00	593	89.73	96.02	0.00
90.01 to 95.00%
With MI:	114	15,049,394.63	8.33	7.269	93.50	631	94.49	100.00	100.00
Without MI:	114	11,474,950.61	6.35	7.835	98.07	602	93.79	98.77	0.00
95.01 to 100.00%
With MI:	145	20,508,421.21	11.35	7.467	97.53	657	99.99	100.00	100.00
Without MI:	380	43,742,714.30	24.22	7.255	95.83	647	93.04	99.06	0.00
Subtotal (First Lien):	1,251	$151,210,781.12	83.72%	7.322%	92.47%	626	89.58%	96.89%	41.17%

Second Lien Loans:
Less than 60.01%	1	$15,190.27	0.01%	8.230%	0.00%	593	40.00%	100.00%	0.00%
60.01 to 70.00%	1	11,731.94	0.01	10.750	0.00	624	67.54	100.00	0.00
85.01 to 90.00%	1	23,466.82	0.01	9.750	0.00	698	90.00	100.00	0.00
90.01 to 95.00%	30	870,365.17	0.48	10.785	0.00	635	94.68	86.31	0.00
95.01 to 100.00%	1,057	28,490,837.97	15.77	10.791	0.00	632	99.97	91.13	0.00
Subtotal (Second Lien):	1,090	$29,411,592.17	16.28%	10.788%	0.00%	632	99.76%	91.00%	0.00%

Total:	2,341	$180,622,373.29	100.00%	7.886%	77.41%	627	91.24%	95.93%	34.46%

*Includes all liens on the mortgaged property.

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Not Available	23	$1,437,801.97	0.80%	9.929%	87.11%	0	82.80%	95.83%	68.66%
345 - 499	2	209,653.87	0.12	8.425	45.26	407	88.61	100.00	0.00
500 - 520	14	1,044,361.09	0.58	9.956	82.09	510	76.72	100.00	23.24
521 - 540	31	2,606,109.16	1.44	8.959	97.80	531	77.48	96.56	35.56
541 - 560	43	5,038,966.57	2.79	7.958	91.05	553	79.86	90.16	43.63
561 - 580	161	16,090,488.55	8.91	7.803	86.84	572	83.83	98.28	42.53
581 - 600	435	25,977,764.13	14.38	8.440	70.54	591	91.14	95.39	25.22
601 - 620	544	40,263,843.07	22.29	8.150	76.21	610	94.57	95.75	36.12
621 - 640	415	29,758,043.11	16.48	7.943	76.19	630	93.75	98.85	30.21
641 - 660	229	19,161,036.53	10.61	7.685	74.21	651	93.80	93.63	33.29
661 - 680	160	16,030,410.37	8.88	7.078	85.63	671	91.50	96.40	43.76
681 - 700	121	9,211,862.24	5.10	7.249	74.80	689	90.78	94.22	33.86
701 - 720	60	5,242,197.39	2.90	7.117	76.29	709	91.12	90.21	35.37
721 - 740	50	4,184,116.63	2.32	7.171	68.56	731	89.14	97.07	24.73
741 - 760	32	2,265,475.30	1.25	7.461	56.20	750	91.04	90.57	32.44
761 - 780	14	1,419,775.72	0.79	6.575	83.51	771	89.92	100.00	42.21
781 >=	7	680,467.59	0.38	6.072	97.77	801	87.27	100.00	34.23
Total:	2,341	$180,622,373.29	100.00%	7.886%	77.41%	627	91.24%	95.93%	34.46%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Single Family	2,017	$157,556,042.00	87.23%	7.874%	78.41%	625	91.29%	95.88%	35.02%
Condo	200	15,196,706.44	8.41	7.693	76.94	641	89.91	96.79	32.56
PUD	87	4,210,926.69	2.33	9.488	38.88	639	96.09	94.81	16.99
2-4 Family	37	3,658,698.16	2.03	7.355	80.70	649	89.04	95.57	38.60
Total:	2,341	$180,622,373.29	100.00%	7.886%	77.41%	627	91.24%	95.93%	34.46%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Prepayment Penalty Term by Product Type ($)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	$33,108,930.01	$620,453.77	$99,810,907.18	$0.00	$0.00	$0.00	$133,540,290.96
Fixed Rate	32,003,107.44	823,648.19	0.00	6,283,465.80	0.00	0.00	39,110,221.43
3/27 ARM (Libor)	1,140,497.29	0.00	649,942.58	4,031,232.02	0.00	0.00	5,821,671.89
Balloon	130,722.51	0.00	0.00	1,556,666.50	0.00	0.00	1,687,389.01
2/5 ARM (Libor)	274,400.00	0.00	0.00	0.00	0.00	0.00	274,400.00
3/5 ARM (Libor)	188,400.00	0.00	0.00	0.00	0.00	0.00	188,400.00
Total:	$66,846,057.25	$1,444,101.96	$100,460,849.76	$11,871,364.32	$0.00	$0.00	$180,622,373.29

Prepayment Penalty Term by Product Type (%)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	24.79%	0.46%	74.74%	0.00%	0.00%	0.00%	73.93%
Fixed Rate	81.83	2.11	0.00	16.07	0.00	0.00	21.65
3/27 ARM (Libor)	19.59	0.00	11.16	69.25	0.00	0.00	3.22
Balloon	7.75	0.00	0.00	92.25	0.00	0.00	0.93
2/5 ARM (Libor)	100.00	0.00	0.00	0.00	0.00	0.00	0.15
3/5 ARM (Libor)	100.00	0.00	0.00	0.00	0.00	0.00	0.10
Total:	37.01%	0.80%	55.62%	6.57%	0.00%	0.00%	100.00%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Prepayment Penalty Description – Top 5
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
6 Mo. Int. on Amount Prepaid > 20% Orig. Bal.	797	$97,245,457.62	53.84%	7.230%	92.34%	627	89.95%	96.37%	42.33%
None	1,412	66,846,057.25	37.01	9.036	51.93	627	93.43	95.10	18.31
2 Mo. Int. on Amount Prepaid > 20% Orig. Bal.	36	5,176,326.97	2.87	6.786	94.30	631	90.32	96.95	49.79
2% of UPB	32	4,877,257.44	2.70	6.949	93.87	630	91.18	95.77	66.75
1% of Orig. Bal.	34	3,094,601.03	1.71	7.152	85.31	631	87.72	94.16	42.06
Other	30	3,382,672.98	1.87	7.744	95.02	633	89.80	100.00	50.50
Total:	2,341	$180,622,373.29	100.00%	7.886%	77.41%	627	91.24%	95.93%	34.46%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full	2,217	$173,269,749.26	95.93%	7.874%	78.70%	627	91.33%	100.00%	34.94%
Stated	89	5,310,069.01	2.94	8.257	53.36	630	89.12	0.00	26.36
Limited	35	2,042,555.02	1.13	7.985	30.93	636	89.09	0.00	15.01
Total:	2,341	$180,622,373.29	100.00%	7.886%	77.41%	627	91.24%	95.93%	34.46%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Adjustable Rate Loans:
Less than 5.501	36	$6,434,351.17	3.56%	5.272%	100.00%	678	78.06%	95.65%	11.51%
5.501 to 6.000	74	11,185,292.81	6.19	5.838	100.00	660	78.44	95.25	12.31
6.001 to 6.500	87	14,430,198.46	7.99	6.331	100.00	641	84.15	95.30	36.56
6.501 to 7.000	178	25,508,564.27	14.12	6.841	100.00	635	90.97	96.66	59.24
7.001 to 7.500	200	26,334,422.74	14.58	7.327	100.00	627	94.59	99.49	53.51
7.501 to 8.000	243	27,962,838.49	15.48	7.818	100.00	613	94.82	98.61	39.62
8.001 to 8.500	147	14,839,543.69	8.22	8.303	100.00	602	92.48	98.41	27.58
8.501 to 9.000	76	6,730,729.51	3.73	8.773	100.00	604	92.73	100.00	41.56
9.001 to 9.500	40	3,410,454.71	1.89	9.320	100.00	575	88.86	89.30	44.93
9.501 to 10.000	30	1,893,931.15	1.05	9.788	100.00	571	85.06	100.00	70.42
10.001 to 10.500	12	694,185.58	0.38	10.319	100.00	533	83.98	100.00	58.47
10.501 to 11.000	7	368,271.27	0.20	10.816	100.00	517	82.75	100.00	55.08
Greater than 11.000	1	31,979.00	0.02	11.400	100.00	533	84.21	100.00	0.00
Subtotal (ARM Loans):	1,131	$139,824,762.85	77.41%	7.300%	100.00%	626	90.18%	97.52%	41.51%

Fixed Rate Loans:
5.501 to 6.000	7	$1,089,872.10	0.60%	5.950%	0.00%	678	75.69%	46.17%	0.00%
6.001 to 6.500	9	1,251,801.23	0.69	6.309	0.00	627	69.69	100.00	16.28
6.501 to 7.000	20	2,640,878.24	1.46	6.807	0.00	639	78.62	83.09	27.92
7.001 to 7.500	15	1,667,107.00	0.92	7.273	0.00	611	81.94	100.00	42.96
7.501 to 8.000	19	1,564,780.93	0.87	7.833	0.00	609	87.06	86.15	45.34
8.001 to 8.500	29	1,229,821.31	0.68	8.385	0.00	636	93.54	97.88	53.37
8.501 to 9.000	57	1,683,160.29	0.93	8.727	0.00	617	96.95	97.87	19.72
9.001 to 9.500	23	923,205.41	0.51	9.398	0.00	625	97.89	93.00	28.61
9.501 to 10.000	182	5,911,173.91	3.27	9.755	0.00	684	98.46	87.11	4.47
10.001 to 10.500	62	1,854,783.51	1.03	10.336	0.00	647	98.64	77.10	7.41
10.501 to 11.000	241	6,914,814.68	3.83	10.771	0.00	634	99.18	95.28	0.00
Greater than 11.000	546	14,066,211.83	7.79	11.511	0.00	604	99.63	92.91	1.32
Subtotal (Fixed Rate):	1,210	$40,797,610.44	22.59%	9.894%	0.00%	630	94.88%	90.47%	10.31%

Total:	2,341	$180,622,373.29	100.00%	7.886%	77.41%	627	91.24%	95.93%	34.46%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Gross Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 3.000	92	$14,538,653.30	10.40%	5.914%	100.00%	658	79.13%	95.46%	21.98%
3.001 - 3.500	70	10,445,596.59	7.47	6.546	100.00	644	85.86	94.06	53.34
3.501 - 4.000	194	27,688,517.36	19.80	6.992	100.00	628	91.04	96.84	51.44
4.001 - 4.500	162	19,771,777.05	14.14	7.427	100.00	616	93.60	97.10	56.81
4.501 - 5.000	150	19,320,993.66	13.82	7.331	100.00	637	93.92	99.13	46.21
5.001 - 5.500	172	20,060,920.23	14.35	7.570	100.00	620	93.83	99.33	28.96
5.501 - 6.000	100	10,369,581.81	7.42	7.891	100.00	609	90.07	100.00	19.85
6.001 - 6.500	69	6,546,313.88	4.68	8.149	100.00	602	86.41	99.08	32.40
6.501 - 7.000	36	3,875,588.87	2.77	8.396	100.00	606	90.48	91.54	40.94
7.001 - 7.500	39	3,328,271.69	2.38	8.607	100.00	603	87.79	98.64	46.92
7.501 - 8.000	27	2,239,077.69	1.60	9.198	100.00	592	91.77	100.00	32.81
8.001 - 8.500	12	948,915.92	0.68	9.389	100.00	598	92.56	100.00	52.21
8.501 - 9.000	7	609,012.67	0.44	9.445	100.00	562	83.01	100.00	69.29
9.001 - 9.500	1	81,542.13	0.06	10.420	100.00	527	85.00	100.00	100.00
Total:	1,131	$139,824,762.85	100.00%	7.300%	100.00%	626	90.18%	97.52%	41.51%

Initial Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
3.000	1,131	$139,824,762.85	100.00%	7.300%	100.00%	626	90.18%	97.52%	41.51%
Total:	1,131	$139,824,762.85	100.00%	7.300%	100.00%	626	90.18%	97.52%	41.51%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Subsequent Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	1,129	$139,688,169.23	99.90%	7.300%	100.00%	626	90.18%	97.52%	41.55%
1.500	2	136,593.62	0.10	7.687	100.00	607	83.89	100.00	0.00
Total:	1,131	$139,824,762.85	100.00%	7.300%	100.00%	626	90.18%	97.52%	41.51%

Maximum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
10.501 - 11.000	9	$1,634,342.01	1.17%	4.938%	100.00%	700	73.33%	92.53%	0.00%
11.001 - 11.500	27	4,800,009.16	3.43	5.386	100.00	671	79.68	96.71	15.43
11.501 - 12.000	74	11,185,292.81	8.00	5.838	100.00	660	78.44	95.25	12.31
12.001 - 12.500	86	14,291,544.42	10.22	6.332	100.00	640	84.19	95.26	36.92
12.501 - 13.000	177	25,433,829.85	18.19	6.841	100.00	636	91.03	96.65	59.41
13.001 - 13.500	200	26,374,041.29	18.86	7.320	100.00	627	94.57	99.49	53.43
13.501 - 14.000	244	28,002,074.11	20.03	7.813	100.00	613	94.68	98.61	39.57
14.001 - 14.500	147	14,839,543.69	10.61	8.303	100.00	602	92.48	98.41	27.58
14.501 - 15.000	76	6,803,404.60	4.87	8.757	100.00	605	92.80	100.00	41.12
15.001 - 15.500	40	3,410,454.71	2.44	9.320	100.00	575	88.86	89.30	44.93
15.501 - 16.000	31	1,955,790.35	1.40	9.761	100.00	574	85.53	100.00	68.19
16.001 - 16.500	12	694,185.58	0.50	10.319	100.00	533	83.98	100.00	58.47
16.501 - 17.000	7	368,271.27	0.26	10.816	100.00	517	82.75	100.00	55.08
17.001 - 17.500	1	31,979.00	0.02	11.400	100.00	533	84.21	100.00	0.00
Total:	1,131	$139,824,762.85	100.00%	7.300%	100.00%	626	90.18%	97.52%	41.51%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Minimum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 5.500	521	$72,465,646.67	51.83%	6.942%	100.00%	635	89.93%	96.59%	37.16%
5.501 - 6.000	108	11,553,885.91	8.26	7.290	100.00	625	87.49	100.00	9.53
6.001 - 6.500	68	7,820,365.01	5.59	7.278	100.00	616	82.63	96.42	24.26
6.501 - 7.000	95	12,602,631.88	9.01	7.210	100.00	625	90.50	95.68	59.62
7.001 - 7.500	121	14,292,135.27	10.22	7.583	100.00	623	93.28	99.68	66.94
7.501 - 8.000	95	9,820,942.42	7.02	8.065	100.00	604	94.05	99.09	54.35
8.001 - 8.500	64	6,386,769.18	4.57	8.413	100.00	603	93.02	100.00	39.55
8.501 - 9.000	35	3,218,157.94	2.30	8.784	100.00	612	93.31	100.00	64.24
9.001 - 9.500	10	733,770.50	0.52	9.348	100.00	572	90.84	94.92	53.67
9.501 - 10.000	10	731,487.78	0.52	9.787	100.00	574	82.67	100.00	74.37
10.001 - 10.500	3	164,690.73	0.12	10.250	100.00	552	85.00	100.00	100.00
10.501 - 11.000	1	34,279.56	0.02	10.625	100.00	517	80.00	100.00	0.00
Total:	1,131	$139,824,762.85	100.00%	7.300%	100.00%	626	90.18%	97.52%	41.51%

Months to Next Rate Adjustment
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 12	1	$144,542.14	0.10%	7.875%	100.00%	622	95.00%	100.00%	100.00%
13 - 24	1,080	133,831,206.50	95.71	7.313	100.00	625	90.26	97.53	42.23
25 - 36	50	5,849,014.21	4.18	6.986	100.00	655	88.26	97.26	23.59
Total:	1,131	$139,824,762.85	100.00%	7.300%	100.00%	626	90.18%	97.52%	41.51%

SASCO 2005-WF4 Collateral Summary – Group 2

Collateral information is as of the Statistical Calculation Date.

Collateral Characteristics – Group 2
Collateral characteristics are listed below as of the Statistical Calculation Date.

Amortization Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Non- IO Loans:
2/28 ARM (Libor)	6,097	$1,013,070,015.51	56.60%	7.007%	100.00%	601	80.67%	92.12%	39.13%
3/27 ARM (Libor)	322	56,765,599.84	3.17	6.772	100.00	619	80.52	88.77	38.63
1 Year ARM (CMT)	8	1,659,315.68	0.09	6.862	100.00	620	89.61	100.00	91.83
Balloon	275	54,019,065.70	3.02	6.547	0.00	646	76.17	93.60	31.57
Fixed Rate	3,784	391,851,116.31	21.89	7.553	0.00	634	77.57	88.81	19.72
Subtotal (Non-IO):	10,486	$1,517,365,113.04	84.78%	7.123%	70.62%	612	79.71%	91.20%	33.88%

Interest-Only Loans:
2/5 ARM (Libor)	6	$1,537,850.00	0.09%	6.757%	100.00%	631	78.09%	100.00%	41.84%
2/28 ARM (Libor)	909	235,089,342.18	13.14	6.423	100.00	636	83.47	98.50	53.67
3/5 ARM (Libor)	1	235,900.00	0.01	6.575	100.00	638	72.58	100.00	0.00
3/27 ARM (Libor)	88	20,636,100.57	1.15	6.277	100.00	653	82.95	97.76	56.61
Fixed Rate	59	14,900,213.89	0.83	6.760	0.00	644	79.00	100.00	36.71
Subtotal (IO Loans):	1,063	$272,399,406.64	15.22%	6.432%	94.53%	638	83.14%	98.54%	52.85%

Total:	11,549	$1,789,764,519.68	100.00%	7.018%	74.26%	616	80.23%	92.32%	36.77%

IO Term
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Interest-Only Loans:
60	1,063	$272,399,406.64	100.00%	6.432%	94.53%	638	83.14%	98.54%	52.85%
Total:	1,063	$272,399,406.64	100.00%	6.432%	94.53%	638	83.14%	98.54%	52.85%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
0.01 - 50,000.00	1,882	$60,536,984.50	3.38%	9.818%	23.25%	615	87.78%	92.42%	5.56%
50,000.01 - 100,000.00	2,273	174,445,519.67	9.75	8.021	60.19	605	80.52	96.20	24.25
100,000.01 - 150,000.00	2,426	302,747,548.83	16.92	7.277	74.29	606	79.49	95.75	36.98
150,000.01 - 200,000.00	2,021	352,377,170.36	19.69	6.899	78.52	610	79.63	94.71	40.62
200,000.01 - 250,000.00	1,191	266,384,261.06	14.88	6.785	80.85	614	80.16	93.95	39.27
250,000.01 - 300,000.00	623	170,303,760.97	9.52	6.669	80.40	620	79.88	91.22	40.40
300,000.01 - 350,000.00	405	131,250,529.24	7.33	6.650	81.36	622	81.30	90.98	42.55
350,000.01 - 400,000.00	297	111,485,359.46	6.23	6.417	76.50	631	79.99	90.17	40.75
400,000.01 - 450,000.00	165	70,241,565.99	3.92	6.411	77.05	632	81.14	83.11	36.41
450,000.01 - 500,000.00	88	41,860,397.75	2.34	6.389	72.85	637	81.11	78.43	43.32
500,000.01 - 550,000.00	62	32,417,684.03	1.81	6.507	88.73	621	80.69	80.67	41.83
550,000.01 - 600,000.00	48	27,526,016.10	1.54	6.290	77.39	631	81.87	89.54	54.27
600,000.01 - 650,000.00	21	13,079,244.14	0.73	6.257	66.92	642	75.82	80.99	33.02
650,000.01 >=	47	35,108,477.58	1.96	6.189	58.40	651	74.46	76.16	17.37
Total:	11,549	$1,789,764,519.68	100.00%	7.018%	74.26%	616	80.23%	92.32%	36.77%

Lien Position
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1st Lien	9,917	$1,722,251,713.23	96.23%	6.871%	77.17%	615	79.49%	92.58%	38.21%
2nd Lien	1,632	67,512,806.45	3.77	10.762	0.00	636	99.11	85.60	0.00
Total:	11,549	$1,789,764,519.68	100.00%	7.018%	74.26%	616	80.23%	92.32%	36.77%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Cash Out Refinance	8,419	$1,397,245,038.33	78.07%	6.905%	75.01%	611	78.22%	92.80%	36.90%
Purchase	2,239	267,931,682.59	14.97	7.585	71.15	638	89.38	89.22	35.03
Rate/Term Refinance	891	124,587,798.76	6.96	7.058	72.41	618	83.21	93.54	39.05
Total:	11,549	$1,789,764,519.68	100.00%	7.018%	74.26%	616	80.23%	92.32%	36.77%

Occupancy Status
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Primary Home	11,231	$1,755,476,645.59	98.08%	7.020%	74.36%	615	80.46%	92.50%	37.37%
Investment	267	25,549,322.07	1.43	7.041	61.93	633	66.11	85.60	0.00
Second Home	51	8,738,552.02	0.49	6.525	89.30	641	76.36	76.23	23.95
Total:	11,549	$1,789,764,519.68	100.00%	7.018%	74.26%	616	80.23%	92.32%	36.77%

Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	561	$80,050,833.19	4.47%	6.734%	2.22%	639	74.04%	91.92%	27.40%
181 - 240	23	2,947,933.86	0.16	7.166	0.00	618	75.60	94.86	23.88
241 - 360	10,965	1,706,765,752.63	95.36	7.031	77.76	615	80.53	92.33	37.23
Total:	11,549	$1,789,764,519.68	100.00%	7.018%	74.26%	616	80.23%	92.32%	36.77%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	561	$80,050,833.19	4.47%	6.734%	2.22%	639	74.04%	91.92%	27.40%
181 - 240	23	2,947,933.86	0.16	7.166	0.00	618	75.60	94.86	23.88
241 - 360	10,965	1,706,765,752.63	95.36	7.031	77.76	615	80.53	92.33	37.23
Total:	11,549	$1,789,764,519.68	100.00%	7.018%	74.26%	616	80.23%	92.32%	36.77%

State Distribution (Top 10)
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
CA	1,073	$282,744,247.71	15.80%	6.475%	64.85%	633	74.60%	89.14%	25.05%
MD	941	197,546,521.32	11.04	6.776	77.67	608	78.60	94.44	35.59
FL	1,054	170,938,098.59	9.55	6.928	70.68	613	81.16	90.76	41.21
VA	622	114,299,355.89	6.39	6.889	74.19	617	80.74	94.43	46.14
IL	646	103,767,483.78	5.80	7.065	89.90	615	81.75	94.80	44.32
NJ	350	70,383,910.67	3.93	7.059	79.69	600	76.53	93.90	30.63
WI	562	67,393,525.76	3.77	7.421	86.56	612	82.08	95.02	36.98
NY	331	63,565,736.15	3.55	6.885	57.50	614	76.28	89.88	30.10
AZ	338	60,200,316.26	3.36	6.803	87.55	618	81.05	88.09	36.83
MI	437	52,924,590.97	2.96	7.288	85.98	614	83.57	95.48	38.45
Other	5,195	606,000,732.58	33.86	7.353	73.29	614	83.05	92.64	39.55
Total:	11,549	$1,789,764,519.68	100.00%	7.018%	74.26%	616	80.23%	92.32%	36.77%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Original Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.01%	945	$135,993,137.23	7.60%	6.560%	52.84%	614	50.08%	92.52%	0.00%
60.01 to 70.00%	1,322	218,076,514.56	12.18	6.665	64.14	601	66.62	90.95	0.00
70.01 to 80.00%	3,333	600,377,426.96	33.55	6.759	76.20	610	77.65	91.51	0.00
80.01 to 85.00%
With MI:	1,059	187,576,063.17	10.48	6.876	80.05	614	84.24	92.06	100.00
Without MI:	78	13,128,370.39	0.73	6.946	85.86	612	84.21	98.62	0.00
85.01 to 90.00%
With MI:	1,751	335,319,080.07	18.74	7.026	86.21	620	89.57	91.52	100.00
Without MI:	327	40,530,434.65	2.26	7.512	91.84	600	89.67	92.61	0.00
90.01 to 95.00%
With MI:	584	109,762,917.33	6.13	7.063	86.82	651	94.64	99.66	100.00
Without MI:	205	29,615,428.21	1.65	7.510	92.86	624	94.82	100.00	0.00
95.01 to 100.00%
With MI:	136	25,438,526.45	1.42	7.438	93.46	655	99.89	100.00	100.00
Without MI:	177	26,433,814.21	1.48	7.636	96.30	634	99.88	100.00	0.00
Subtotal (First Lien):	9,917	$1,722,251,713.23	96.23%	6.871%	77.17%	615	79.49%	92.58%	38.21%

Second Lien Loans:
Less than 60.01%	2	$110,050.44	0.01%	11.542%	0.00%	600	28.34%	100.00%	0.00%
60.01 to 70.00%	1	25,771.29	0.00	11.250	0.00	615	64.61	0.00	0.00
70.01 to 80.00%	1	29,960.02	0.00	11.375	0.00	615	79.62	100.00	0.00
80.01 to 85.00%	4	218,756.76	0.01	10.742	0.00	628	84.38	31.05	0.00
85.01 to 90.00%	20	576,877.07	0.03	10.925	0.00	626	89.71	100.00	0.00
90.01 to 95.00%	161	6,125,058.48	0.34	10.949	0.00	623	94.44	82.52	0.00
95.01 to 100.00%	1,443	60,426,332.39	3.38	10.740	0.00	637	99.88	85.98	0.00
Subtotal (Second Lien):	1,632	$67,512,806.45	3.77%	10.762%	0.00%	636	99.11%	85.60%	0.00%

Total:	11,549	$1,789,764,519.68	100.00%	7.018%	74.26%	616	80.23%	92.32%	36.77%

*Includes the loan in the securitization and any senior liens.

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Original Effective Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.01%	945	$135,993,137.23	7.60%	6.560%	52.84%	614	50.08%	92.52%	0.00%
60.01 to 70.00%	1,459	243,772,438.22	13.62	6.747	67.23	606	70.11	91.91	10.54
70.01 to 80.00%	6,727	1,233,002,470.75	68.89	6.876	80.45	617	83.41	92.30	51.29
80.01 to 85.00%	78	13,128,370.39	0.73	6.946	85.86	612	84.21	98.62	0.00
85.01 to 90.00%	326	40,306,054.22	2.25	7.513	91.80	600	89.67	93.12	0.00
90.01 to 95.00%	205	29,615,428.21	1.65	7.510	92.86	624	94.82	100.00	0.00
95.01 to 100.00%	177	26,433,814.21	1.48	7.636	96.30	634	99.88	100.00	0.00
Subtotal (First Lien):	9,917	$1,722,251,713.23	96.23%	6.871%	77.17%	615	79.49%	92.58%	38.21%

Second Lien Loans:
Less than 60.01%	2	$110,050.44	0.01%	11.542%	0.00%	600	28.34%	100.00%	0.00%
60.01 to 70.00%	1	25,771.29	0.00	11.250	0.00	615	64.61	0.00	0.00
70.01 to 80.00%	1	29,960.02	0.00	11.375	0.00	615	79.62	100.00	0.00
80.01 to 85.00%	4	218,756.76	0.01	10.742	0.00	628	84.38	31.05	0.00
85.01 to 90.00%	20	576,877.07	0.03	10.925	0.00	626	89.71	100.00	0.00
90.01 to 95.00%	161	6,125,058.48	0.34	10.949	0.00	623	94.44	82.52	0.00
95.01 to 100.00%	1,443	60,426,332.39	3.38	10.740	0.00	637	99.88	85.98	0.00
Subtotal (Second Lien):	1,632	$67,512,806.45	3.77%	10.762%	0.00%	636	99.11%	85.60%	0.00%

Total:	11,549	$1,789,764,519.68	100.00%	7.018%	74.26%	616	80.23%	92.32%	36.77%

* Combined LTV after taking mortgage insurance into account.

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Original Full Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.01%	932	$132,127,822.72	7.38%	6.586%	53.61%	612	49.94%	92.68%	0.00%
60.01 to 70.00%	1,308	214,748,151.03	12.00	6.670	63.17	601	66.54	91.14	0.00
70.01 to 80.00%	2,995	532,118,777.52	29.73	6.821	75.36	603	77.37	91.56	0.00
80.01 to 85.00%
With MI:	1,048	186,652,694.70	10.43	6.866	79.95	614	84.24	92.11	100.00
Without MI:	100	19,380,754.01	1.08	6.807	88.30	607	79.68	96.53	0.00
85.01 to 90.00%
With MI:	1,753	335,278,165.27	18.73	7.029	86.29	620	89.55	91.52	100.00
Without MI:	363	48,742,020.79	2.72	7.317	86.68	608	87.08	92.67	0.00
90.01 to 95.00%
With MI:	591	110,530,100.39	6.18	7.068	86.68	651	94.61	99.66	100.00
Without MI:	243	37,957,671.72	2.12	7.261	91.30	628	91.47	97.26	0.00
95.01 to 100.00%
With MI:	138	25,635,626.66	1.43	7.431	93.51	655	99.78	99.38	100.00
Without MI:	446	79,079,928.42	4.42	6.661	87.48	657	86.36	93.46	0.00
Subtotal (First Lien):	9,917	$1,722,251,713.23	96.23%	6.871%	77.17%	615	79.49%	92.58%	38.21%

Second Lien Loans:
Less than 60.01%	2	$110,050.44	0.01%	11.542%	0.00%	600	28.34%	100.00%	0.00%
60.01 to 70.00%	1	25,771.29	0.00	11.250	0.00	615	64.61	0.00	0.00
70.01 to 80.00%	1	29,960.02	0.00	11.375	0.00	615	79.62	100.00	0.00
80.01 to 85.00%	4	218,756.76	0.01	10.742	0.00	628	84.38	31.05	0.00
85.01 to 90.00%	20	576,877.07	0.03	10.925	0.00	626	89.71	100.00	0.00
90.01 to 95.00%	161	6,125,058.48	0.34	10.949	0.00	623	94.44	82.52	0.00
95.01 to 100.00%	1,443	60,426,332.39	3.38	10.740	0.00	637	99.88	85.98	0.00
Subtotal (Second Lien):	1,632	$67,512,806.45	3.77%	10.762%	0.00%	636	99.11%	85.60%	0.00%

Total:	11,549	$1,789,764,519.68	100.00%	7.018%	74.26%	616	80.23%	92.32%	36.77%

*Includes all liens on the mortgaged property.

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Not Available	49	$3,259,143.38	0.18%	8.887%	90.30%	0	68.91%	98.77%	7.94%
460 - 499	2	204,712.17	0.01	8.428	100.00	487	75.81	100.00	0.00
500 - 520	177	19,560,446.28	1.09	9.146	94.97	511	70.15	98.94	0.66
521 - 540	489	65,478,214.88	3.66	8.228	96.20	531	71.60	96.34	2.56
541 - 560	743	108,252,161.89	6.05	7.464	87.04	551	72.20	97.29	5.99
561 - 580	1,610	256,190,796.81	14.31	7.109	80.41	570	77.42	93.92	33.07
581 - 600	1,868	273,352,468.71	15.27	7.156	78.56	590	80.09	92.38	39.77
601 - 620	2,011	290,946,944.28	16.26	7.089	75.44	610	81.92	91.51	40.23
621 - 640	1,765	276,594,143.29	15.45	6.918	72.83	630	83.44	92.17	45.56
641 - 660	1,170	200,209,232.86	11.19	6.705	70.58	649	83.88	91.22	49.68
661 - 680	753	130,717,181.51	7.30	6.549	64.52	670	83.57	89.76	44.42
681 - 700	390	66,497,555.50	3.72	6.489	57.04	689	82.09	90.16	38.74
701 - 720	207	34,097,698.62	1.91	6.667	50.47	709	82.10	90.36	38.55
721 - 740	111	18,279,315.66	1.02	6.501	54.24	729	82.98	84.72	41.79
741 - 760	96	19,362,671.65	1.08	6.001	42.36	751	76.77	86.68	23.77
761 - 780	56	13,587,662.86	0.76	6.076	45.01	770	75.28	92.94	26.17
781 >=	52	13,174,169.33	0.74	5.722	25.38	794	63.95	84.79	6.42
Total:	11,549	$1,789,764,519.68	100.00%	7.018%	74.26%	616	80.23%	92.32%	36.77%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Single Family	10,372	$1,600,840,608.09	89.44%	7.003%	74.88%	615	80.31%	92.28%	37.32%
Condo	441	72,986,699.70	4.08	6.838	76.98	630	80.82	93.75	38.39
PUD	415	60,012,346.31	3.35	7.769	55.93	622	82.39	95.17	30.18
2-4 Family	321	55,924,865.58	3.12	6.855	72.48	619	74.94	88.53	25.87
Total:	11,549	$1,789,764,519.68	100.00%	7.018%	74.26%	616	80.23%	92.32%	36.77%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Prepayment Penalty Term by Product Type ($)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	$319,424,120.17	$29,201,396.47	$899,533,841.05	$0.00	$0.00	$0.00	$1,248,159,357.69
Fixed Rate	122,195,650.40	26,280,980.66	10,155,276.02	248,119,423.12	0.00	0.00	406,751,330.20
3/27 ARM (Libor)	17,144,919.15	1,611,485.71	4,394,140.80	54,251,154.75	0.00	0.00	77,401,700.41
Balloon	6,234,888.83	2,848,601.03	1,632,748.04	43,302,827.80	0.00	0.00	54,019,065.70
1 Year ARM (CMT)	1,659,315.68	0.00	0.00	0.00	0.00	0.00	1,659,315.68
2/5 ARM (Libor)	440,000.00	0.00	1,097,850.00	0.00	0.00	0.00	1,537,850.00
3/5 ARM (Libor)	0.00	0.00	0.00	235,900.00	0.00	0.00	235,900.00
Total:	$467,098,894.23	$59,942,463.87	$916,813,855.91	$345,909,305.67	$0.00	$0.00	$1,789,764,519.68

Prepayment Penalty Term by Product Type (%)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	25.59%	2.34%	72.07%	0.00%	0.00%	0.00%	69.74%
Fixed Rate	30.04	6.46	2.50	61.00	0.00	0.00	22.73
3/27 ARM (Libor)	22.15	2.08	5.68	70.09	0.00	0.00	4.32
Balloon	11.54	5.27	3.02	80.16	0.00	0.00	3.02
1 Year ARM (CMT)	100.00	0.00	0.00	0.00	0.00	0.00	0.09
2/5 ARM (Libor)	28.61	0.00	71.39	0.00	0.00	0.00	0.09
3/5 ARM (Libor)	0.00	0.00	0.00	100.00	0.00	0.00	0.01
Total:	26.10%	3.35%	51.23%	19.33%	0.00%	0.00%	100.00%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Prepayment Penalty Description – Top 5
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
6 Mo. Int. on Amount Prepaid > 20% Orig. Bal.	6,684	$1,182,149,220.40	66.05%	6.774%	75.00%	617	79.62%	92.30%	39.18%
None	3,966	467,098,894.23	26.10	7.666	72.50	613	81.73	91.72	29.09
2% of UPB	296	54,451,232.75	3.04	6.789	79.58	620	80.81	94.09	49.65
2 Mo. Int. on Amount Prepaid > 20% Orig. Bal.	286	49,263,008.10	2.75	6.800	64.81	615	78.49	91.98	35.49
1% of UPB	159	19,296,201.60	1.08	7.318	85.88	610	83.35	98.73	39.84
Other	158	17,505,962.60	0.98	7.200	68.01	614	81.63	98.13	39.40
Total:	11,549	$1,789,764,519.68	100.00%	7.018%	74.26%	616	80.23%	92.32%	36.77%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full	10,832	$1,652,281,297.98	92.32%	7.041%	74.98%	615	80.31%	100.00%	37.18%
Stated	482	88,456,965.16	4.94	6.806	67.19	626	79.91	0.00	34.08
Limited	235	49,026,256.54	2.74	6.614	62.71	634	78.20	0.00	27.68
Total:	11,549	$1,789,764,519.68	100.00%	7.018%	74.26%	616	80.23%	92.32%	36.77%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Adjustable Rate Loans:
Less than 5.501	246	$64,625,320.13	3.61%	5.301%	100.00%	654	75.13%	84.00%	15.67%
5.501 to 6.000	882	199,757,331.42	11.16	5.857	100.00	630	77.20	90.99	28.19
6.001 to 6.500	1,271	266,261,247.47	14.88	6.334	100.00	620	80.23	89.69	42.85
6.501 to 7.000	1,652	317,813,933.29	17.76	6.804	100.00	610	82.31	93.59	50.00
7.001 to 7.500	1,143	189,904,460.66	10.61	7.297	100.00	600	84.24	95.76	54.99
7.501 to 8.000	985	148,598,374.53	8.30	7.796	100.00	589	84.73	97.33	51.65
8.001 to 8.500	531	69,353,901.13	3.88	8.302	100.00	575	82.57	98.54	34.99
8.501 to 9.000	364	39,899,002.28	2.23	8.777	100.00	561	81.18	98.39	21.70
9.001 to 9.500	184	17,940,457.87	1.00	9.279	100.00	548	79.01	99.30	14.16
9.501 to 10.000	115	11,003,047.19	0.61	9.744	100.00	539	77.55	98.48	14.80
10.001 to 10.500	33	2,376,117.61	0.13	10.250	100.00	526	75.41	98.58	8.82
10.501 to 11.000	21	1,302,692.86	0.07	10.802	100.00	521	76.05	100.00	30.31
Greater than 11.000	4	158,237.34	0.01	11.605	100.00	534	78.33	100.00	24.16
Subtotal (ARM Loans):	7,431	$1,328,994,123.78	74.26%	6.882%	100.00%	609	81.20%	93.21%	42.01%

Fixed Rate Loans:
Less than 5.501	77	$23,468,133.37	1.31%	5.324%	0.00%	736	58.60%	90.80%	0.00%
5.501 to 6.000	258	65,182,626.95	3.64	5.877	0.00	672	68.90	87.63	6.90
6.001 to 6.500	357	75,115,555.95	4.20	6.339	0.00	639	72.19	85.68	12.62
6.501 to 7.000	558	99,156,886.04	5.54	6.818	0.00	625	75.05	89.20	29.84
7.001 to 7.500	377	51,051,854.97	2.85	7.327	0.00	618	77.76	93.03	37.21
7.501 to 8.000	402	43,334,041.73	2.42	7.814	0.00	607	78.84	95.47	43.86
8.001 to 8.500	208	17,853,463.50	1.00	8.286	0.00	599	80.46	98.48	49.42
8.501 to 9.000	177	12,829,713.99	0.72	8.770	0.00	597	84.82	99.06	54.39
9.001 to 9.500	79	4,209,325.26	0.24	9.345	0.00	587	82.33	96.26	26.01
9.501 to 10.000	358	17,393,177.99	0.97	9.788	0.00	682	96.72	80.67	5.25
10.001 to 10.500	134	5,888,408.88	0.33	10.316	0.00	638	96.41	68.24	1.21
10.501 to 11.000	349	14,853,788.82	0.83	10.791	0.00	630	97.65	89.51	1.91
Greater than 11.000	784	30,433,418.45	1.70	11.505	0.00	604	98.50	90.95	0.13
Subtotal (Fixed Rate):	4,118	$460,770,395.90	25.74%	7.410%	0.00%	636	77.45%	89.73%	21.65%

Total:	11,549	$1,789,764,519.68	100.00%	7.018%	74.26%	616	80.23%	92.32%	36.77%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Gross Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 3.000	1,137	$233,696,057.54	17.58%	6.121%	100.00%	626	77.30%	88.67%	27.61%
3.001 - 3.500	863	177,793,940.27	13.38	6.464	100.00	624	81.72	88.81	50.17
3.501 - 4.000	1,147	226,594,282.06	17.05	6.525	100.00	619	81.72	91.63	43.53
4.001 - 4.500	1,132	206,199,798.31	15.52	6.895	100.00	606	83.56	94.25	54.40
4.501 - 5.000	766	132,359,343.50	9.96	7.098	100.00	602	83.95	95.00	46.57
5.001 - 5.500	629	99,829,312.94	7.51	7.402	100.00	594	82.95	97.17	42.23
5.501 - 6.000	573	90,954,087.85	6.84	7.437	100.00	596	79.19	98.03	34.57
6.001 - 6.500	407	57,224,290.63	4.31	7.715	100.00	587	79.69	98.16	35.09
6.501 - 7.000	350	51,241,747.33	3.86	7.984	100.00	578	79.96	99.71	40.09
7.001 - 7.500	193	24,417,815.28	1.84	8.337	100.00	574	81.83	99.03	41.17
7.501 - 8.000	119	15,727,839.72	1.18	8.635	100.00	575	82.65	98.12	31.98
8.001 - 8.500	63	7,348,003.75	0.55	9.058	100.00	558	80.27	100.00	27.62
8.501 - 9.000	34	3,914,216.97	0.29	9.579	100.00	556	79.36	100.00	16.92
9.001 - 9.500	14	1,358,897.40	0.10	9.938	100.00	533	71.85	100.00	0.00
9.501 - 10.000	4	334,490.23	0.03	10.412	100.00	509	77.31	100.00	43.15
Total:	7,431	$1,328,994,123.78	100.00%	6.882%	100.00%	609	81.20%	93.21%	42.01%

Initial Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
3.000	7,431	$1,328,994,123.78	100.00%	6.882%	100.00%	609	81.20%	93.21%	42.01%
Total:	7,431	$1,328,994,123.78	100.00%	6.882%	100.00%	609	81.20%	93.21%	42.01%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Subsequent Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	7,382	$1,319,487,917.29	99.28%	6.881%	100.00%	609	81.22%	93.18%	42.04%
1.500	33	6,641,265.24	0.50	7.057	100.00	583	76.75	96.92	28.93
2.000	16	2,864,941.25	0.22	6.991	100.00	608	80.41	100.00	57.13
Total:	7,431	$1,328,994,123.78	100.00%	6.882%	100.00%	609	81.20%	93.21%	42.01%

Maximum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
8.501 - 9.000	1	$191,722.95	0.01%	2.630%	100.00%	620	90.00%	100.00%	100.00%
10.501 - 11.000	41	11,843,392.26	0.89	4.948	100.00	665	73.37	75.13	11.71
11.001 - 11.500	204	52,590,204.92	3.96	5.391	100.00	651	75.48	85.94	16.25
11.501 - 12.000	879	199,177,409.96	14.99	5.857	100.00	630	77.19	90.96	28.14
12.001 - 12.500	1,256	263,413,098.69	19.82	6.334	100.00	621	80.30	89.58	43.01
12.501 - 13.000	1,623	311,474,028.45	23.44	6.802	100.00	610	82.38	93.46	50.55
13.001 - 13.500	1,143	190,957,189.25	14.37	7.280	100.00	601	84.02	95.89	54.02
13.501 - 14.000	997	151,261,240.18	11.38	7.758	100.00	591	84.71	97.38	51.60
14.001 - 14.500	545	72,007,647.19	5.42	8.257	100.00	575	82.53	98.31	35.84
14.501 - 15.000	376	41,989,380.41	3.16	8.731	100.00	563	81.20	98.47	21.40
15.001 - 15.500	188	18,522,111.54	1.39	9.221	100.00	549	78.90	99.32	16.33
15.501 - 16.000	118	11,566,739.58	0.87	9.703	100.00	539	77.49	98.55	15.05
16.001 - 16.500	34	2,504,097.46	0.19	10.198	100.00	530	76.41	98.65	8.37
16.501 - 17.000	22	1,337,623.60	0.10	10.769	100.00	521	74.34	100.00	29.52
17.001 - 17.500	1	38,236.95	0.00	11.450	100.00	573	85.00	100.00	100.00
17.501 - 18.000	3	120,000.39	0.01	11.654	100.00	521	76.20	100.00	0.00
Total:	7,431	$1,328,994,123.78	100.00%	6.882%	100.00%	609	81.20%	93.21%	42.01%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Minimum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 5.500	3,812	$741,655,175.73	55.81%	6.592%	100.00%	617	81.51%	92.13%	43.23%
5.501 - 6.000	733	133,787,813.79	10.07	6.639	100.00	609	76.90	95.00	26.69
6.001 - 6.500	693	123,542,064.97	9.30	6.817	100.00	607	79.46	90.60	36.58
6.501 - 7.000	792	135,414,468.21	10.19	7.135	100.00	601	81.65	95.02	47.00
7.001 - 7.500	508	76,227,944.35	5.74	7.541	100.00	593	83.87	96.24	54.71
7.501 - 8.000	433	65,631,211.11	4.94	7.942	100.00	591	85.67	95.34	54.54
8.001 - 8.500	223	27,784,647.26	2.09	8.461	100.00	570	82.35	98.03	35.00
8.501 - 9.000	134	14,726,995.07	1.11	8.908	100.00	558	81.60	98.18	22.73
9.001 - 9.500	55	5,591,924.56	0.42	9.333	100.00	554	78.76	100.00	23.53
9.501 - 10.000	37	3,938,685.25	0.30	9.804	100.00	545	78.69	100.00	30.70
10.001 - 10.500	6	453,941.14	0.03	10.190	100.00	521	66.28	100.00	9.35
10.501 - 11.000	3	174,403.39	0.01	10.889	100.00	512	62.49	100.00	0.00
11.501 - 12.000	2	64,848.95	0.00	11.764	100.00	540	77.23	100.00	0.00
Total:	7,431	$1,328,994,123.78	100.00%	6.882%	100.00%	609	81.20%	93.21%	42.01%

Months to Next Rate Adjustment
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 12	19	$3,395,870.86	0.26%	6.855%	100.00%	600	81.87%	100.00%	58.70%
13 - 24	7,001	1,247,960,652.51	93.90	6.897	100.00	608	81.20	93.32	41.89
25 - 36	411	77,637,600.41	5.84	6.640	100.00	628	81.14	91.19	43.29
Total:	7,431	$1,328,994,123.78	100.00%	6.882%	100.00%	609	81.20%	93.21%	42.01%

LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

$1,945,757,000 (Approximate) STRUCTURED ASSET SECURITIES CORPORATION, SERIES 2005-WF4 SENIOR/SUBORDINATE CERTIFICATES

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov.  Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum.  In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

To 10% Call
			Est.	Payment	Initial		Legal	Expected
	Approximate	Coupon/	WAL(2)	Window(2)	C/E (3)	Initial	Final	Ratings
Class	Size ($)(1)	Benchmark	(yrs.)	(mos.)	(%)	Margin	Maturity	(Moody’s/S&P/Fitch)
A1(4)	148,833,000	1 M LIBOR	2.10	1-77	17.60%	TBD	11/25/2035	Aaa/AAA/AAA
A2(5)	894,882,000	1 M LIBOR	0.89	1-23	17.60%	TBD	11/25/2035	Aaa/AAA/AAA
A3(5)	384,884,000	1 M LIBOR	2.90	23-59	17.60%	TBD	11/25/2035	Aaa/AAA/AAA
A4(5)	195,000,000	1 M LIBOR	6.07	59-77	17.60%	TBD	11/25/2035	Aaa/AAA/AAA
M1	61,082,000	1 M LIBOR	4.64	44-77	14.50%	TBD	11/25/2035	Aa1/AA+/AA+
M2	51,230,000	1 M LIBOR	4.55	42-77	11.90%	TBD	11/25/2035	Aa2/AA/AA
M3	33,497,000	1 M LIBOR	4.50	41-77	10.20%	TBD	11/25/2035	Aa3/AA-/AA-
M4	26,600,000	1 M LIBOR	4.47	40-77	8.85%	TBD	11/25/2035	A1/A+/A+
M5	22,659,000	1 M LIBOR	4.45	40-77	7.70%	TBD	11/25/2035	A2/A/A
M6	21,674,000	1 M LIBOR	4.42	39-77	6.60%	TBD	11/25/2035	A3/A-/A-
M7	14,778,000	1 M LIBOR	4.41	39-77	5.85%	TBD	11/25/2035	Baa1/BBB+/BBB+
M8	14,778,000	1 M LIBOR	4.41	38-77	5.10%	TBD	11/25/2035	Baa2/BBB/BBB
M9	14,778,000	1 M LIBOR	4.38	38-77	4.35%	TBD	11/25/2035	Baa3/BBB-/BBB-
B1	19,704,000	1 M LIBOR	4.38	38-77	3.35%	TBD	11/25/2035	[Ba1]/BBB-/BBB-
B2-A	20,689,000	1 M LIBOR	4.23	37-77	1.25%	TBD	11/25/2035	Ba2/BB/NR
B2-F	20,689,000	[7.00%]	4.23	37-77	1.25%	N/A	11/25/2035	Ba2/BB/NR

To Maturity
			Est.	Payment	Initial		Legal	Expected
	Approximate	Coupon/	WAL(2)	Window(2)	C/E (3)	Initial	Final	Ratings
Class	Size ($)(1)	Benchmark	(yrs.)	(mos.)	(%)	Margin	Maturity	(Moody’s/S&P/Fitch)
A1(4)	148,833,000	1 M LIBOR	2.30	1-171	17.60%	TBD	11/25/2035	Aaa/AAA/AAA
A2(5)	894,882,000	1 M LIBOR	0.89	1-23	17.60%	TBD	11/25/2035	Aaa/AAA/AAA
A3(5)	384,884,000	1 M LIBOR	2.90	23-59	17.60%	TBD	11/25/2035	Aaa/AAA/AAA
A4(5)	195,000,000	1 M LIBOR	7.47	59-171	17.60%	TBD	11/25/2035	Aaa/AAA/AAA
M1	61,082,000	1 M LIBOR	5.08	44-138	14.50%	TBD	11/25/2035	Aa1/AA+/AA+
M2	51,230,000	1 M LIBOR	4.97	42-132	11.90%	TBD	11/25/2035	Aa2/AA/AA
M3	33,497,000	1 M LIBOR	4.89	41-126	10.20%	TBD	11/25/2035	Aa3/AA-/AA-
M4	26,600,000	1 M LIBOR	4.84	40-121	8.85%	TBD	11/25/2035	A1/A+/A+
M5	22,659,000	1 M LIBOR	4.80	40-116	7.70%	TBD	11/25/2035	A2/A/A
M6	21,674,000	1 M LIBOR	4.75	39-112	6.60%	TBD	11/25/2035	A3/A-/A-
M7	14,778,000	1 M LIBOR	4.72	39-107	5.85%	TBD	11/25/2035	Baa1/BBB+/BBB+
M8	14,778,000	1 M LIBOR	4.68	38-103	5.10%	TBD	11/25/2035	Baa2/BBB/BBB
M9	14,778,000	1 M LIBOR	4.62	38-99	4.35%	TBD	11/25/2035	Baa3/BBB-/BBB-
B1	19,704,000	1 M LIBOR	4.55	38-94	3.35%	TBD	11/25/2035	[Ba1]/BBB-/BBB-
B2-A	20,689,000	1 M LIBOR	4.25	37-85	1.25%	TBD	11/25/2035	Ba2/BB/NR
B2-F	20,689,000	[7.00%]	4.25	37-85	1.25%	N/A	11/25/2035	Ba2/BB/NR

(1)

Subject to a permitted variance of + 5% in the aggregate.

(2)

The Certificates will be priced assuming a prepayment speed of 30% CPR.  Assumes a closing date of 10/23/2005 and first payment date of 11/25/2005.

(3)

Initial Credit Enhancement includes overcollateralization of approximately 1.25%.

(4)

The Class A1 Certificates are the Senior Certificates of Group 1.

(5)

The Class A2, A3 and A4 Certificates are the Senior Certificates of Group 2.

Origination and Servicing

Wells Fargo Home Mortgage has originated all of the Mortgage Loans and will be the Servicer for the securitization.

Mortgage Insurance

Approximately 82.33% of the Mortgage Loans with over 80% Loan-to-Value (“LTV”) will be covered by a loan level primary mortgage insurance policy provided by Mortgage Guaranty Insurance Corp., Republic Mortgage Insurance Corp., PMI, United Guaranty, Amerin Guaranty and Triad Guaranty.  This coverage will generally reduce the effective LTV of the insured loans to 80%.

Principal Payment Priority

On each Distribution Date, principal in the amount of any Net Swap Payment or swap termination payment due to the Swap Counterparty and remaining unpaid (after application of interest received or advanced for this purpose on such Distribution Date), will be deposited into the swap account and paid as described in the Swap Account Payment Priority, to be paid from each of Group 1 and Group 2 in proportion to the aggregate collateral balance of each group and then from the unrelated group, to the extent unpaid.  Any funds remaining will be paid in the following order of priority:

I.  Prior to the Stepdown Date, or whenever a Trigger Event is in effect:

1)

Concurrently, to the Senior Certificates:

A)

All principal from Group 1 will be paid to the Class A1 Certificates; and

B)  All principal from Group 2 will be paid to the Class A2, Class A3 and Class A4 Certificates, sequentially and in that order, until they have been reduced to zero;

2)

If the Senior Certificates related to a group have been retired, all principal from that group will be allocated to the Senior Certificates of the unrelated group, until all of the Senior Certificates have been reduced to zero;

3)

To the Class M1, M2, M3, M4, M5, M6, M7, M8, M9 and B1 Certificates, sequentially and in that order, until reduced to zero; and

4)

To the Class B2-A and B2-F Certificates, concurrently and in proportion to their outstanding principal balance, until reduced to zero.

II.

On or after the Stepdown Date and as long as a Trigger Event is not in effect:

1)

All principal from each Group will be allocated to the related Senior Certificates, to be paid as described in (I)(1) above, provided, however, that principal will only be allocated to the Senior Certificates in the amount required to achieve the Targeted Senior Enhancement Percentage in the aggregate;

2)

If the Senior Certificates related to a group have been retired, all principal from that group will be allocated to the Senior Certificates of the unrelated group, until the Targeted Senior Enhancement Percentage has been reached in the aggregate;

3)

To the Class M1, M2, M3, M4, M5, M6, M7, M8, M9 and B1 Certificates, sequentially and in that order, until the Credit Enhancement behind each class is equal to two times the related initial credit enhancement percentage;

4)

To the Class B2-A and B2-F Certificates, concurrently and in proportion to their outstanding principal balance, until the Credit Enhancement behind each class is equal to two times the related initial enhancement percentage.

The “Stepdown Date” is the earlier of (x) the Distribution Date following the Distribution Date in which the Class Principal Amount of each of the Senior Certificates has been reduced to zero or (y) the later of (i) the Distribution Date upon which the Senior Enhancement Percentage (as defined herein) is greater than or equal to 35.20% (the “Targeted Senior Enhancement Percentage”) or (ii) the 37th Distribution Date.

Interest Payment Priority

The “Interest Rate” for the Class A1, A2, A3, A4, M1, M2, M3, M4, M5, M6, M7, M8, M9, B1 and B2-A Certificates  (the “LIBOR Certificates”) will be equal to the lesser of (i) one-month LIBOR plus their respective margins and (ii) the Net Funds Cap (as defined herein).  Interest for the LIBOR Certificates will be calculated on an actual/360 basis.

The “Interest Rate” for the Class B2-F Certificates (the “Fixed Rate Certificates”) will be equal to the lesser of (i) the stated rate and (ii) the Net Funds Cap.  Interest for the Fixed Rate Certificates will be calculated on a 30/360 basis.

The “Accrual Period” for the LIBOR Certificates for each Distribution Date will be the one-month period beginning on the immediately preceding Distribution Date (or on November 23, 2005, in the case of the first Accrual Period) and ending on the day immediately preceding the related Distribution Date.  The “Accrual Period” for the Fixed Rate Certificates for each Distribution Date will be the calendar month preceding the related Distribution Date.

Interest received or advanced on each Distribution Date will be allocated in the following priority:

(1)

To pay fees: Servicing Fee and any applicable Mortgage Insurance Fee;

(2)

To deposit into the Swap Account (as defined below) any Net Swap Payment (as defined below) or any swap termination payment owed to the Swap Counterparty pursuant to the swap agreement, to be paid from either of Group 1 or Group 2 Interest in an amount proportionate to the aggregate collateral balance of the related Group;

(3)

To deposit into the Swap Account any Net Swap Payment or any swap termination payment owed to the Swap Counterparty pursuant to the swap agreement, in an amount proportionate to the aggregate collateral balance of the unrelated Group, to the extent not paid above;

(4)

To pay Current Interest and Carryforward Interest to the Class A1 Certificates from Group 1 Interest;

(5)

To pay Current Interest and Carryforward Interest to the Class A2, Class A3 and Class A4 Certificates from Group 2 Interest on a pro rata basis;

(6)

To pay Current Interest and Carryforward Interest to the Senior Certificates, on a pro rata basis, to the extent not paid above;

(7)

To pay Current Interest and Carryforward Interest to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9 and B1 Certificates, sequentially and in that order;

(8)

To pay Current Interest and Carryforward Interest to the Class B2-A and B2-F Certificates on a pro rata basis;

(9)

To pay to the Trustee previously unreimbursed extraordinary costs, liabilities and expenses, to the extent provided in the Trust Agreement;

(10)

Any interest remaining after the application of (1) through (9) above will be deemed excess interest for such Distribution Date and will be distributed as principal, according to the principal distribution rule in effect for such Distribution Date, as needed to maintain the Overcollateralization Target;

(11)

To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9 and B1 Certificates any Deferred Amounts;

(12)

To pay on a pro rata basis to the Class B2-A and B2-F Certificates any Deferred Amounts;

(13)

To pay concurrently in proportion to their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts after giving effect to distributions already made on such Distribution Date, to the Class A1, A2, A3 and A4 Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts;

(14)

To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9 and B1 Certificates any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts;

(15)

To pay concurrently in proportion to their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts after giving effect to distributions already made on such Distribution Date, to the Class B2-A and B2-F Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts; and

(16)

To pay remaining amounts to the holder of the Class X Certificates.

Interest Rate Swap Agreement

The 59-month Interest Rate Swap Agreement (the “Swap Agreement”) will obligate the Trust to pay a predetermined annual rate (as shown below) on the swap notional amount in each period.  The Trust will receive payments equal to an annual rate of one-month LIBOR on the swap notional amount for each period over the life of the Swap Agreement.  The payments will be netted against each other each month (the “Net Swap Payment”) and will be deposited into an account (the “Swap Account”).  Payments on both legs of the swap are calculated on an actual/360 basis.

Month	Approximate Notional Balance ($)	Rate of Payment by Trust (%)	Month	Approximate Notional Balance ($)	Rate of Payment by Trust (%)
1	0.00	0.00	31	318,570,000.00	4.89
2	1,879,850,000.00	4.50	32	300,090,298.17	4.90
3	1,821,681,000.00	4.57	33	291,044,319.35	4.90
4	1,765,284,000.00	4.68	34	283,651,663.07	4.91
5	1,710,602,000.00	4.76	35	270,630,000.00	4.92
6	1,657,586,000.00	4.82	36	257,349,000.00	4.92
7	1,606,185,000.00	4.85	37	244,718,000.00	4.93
8	1,556,349,000.00	4.85	38	232,707,000.00	4.94
9	1,508,030,000.00	4.86	39	221,284,000.00	4.94
10	1,461,183,000.00	4.87	40	210,421,000.00	4.95
11	1,415,761,000.00	4.88	41	200,091,000.00	4.96
12	1,371,724,000.00	4.87	42	190,266,000.00	4.97
13	1,319,174,000.00	4.91	43	180,924,000.00	4.97
14	1,266,945,000.00	4.86	44	172,039,000.00	4.98
15	1,215,138,000.00	4.84	45	163,591,000.00	4.99
16	1,163,846,000.00	4.83	46	155,556,000.00	5.00
17	1,113,164,000.00	4.83	47	147,915,000.00	5.01
18	1,063,177,000.00	4.83	48	140,650,000.00	5.02
19	1,013,971,000.00	4.83	49	133,740,000.00	5.03
20	965,624,000.00	4.83	50	127,169,000.00	5.04
21	918,208,000.00	4.84	51	120,920,000.00	5.05
22	871,791,000.00	4.84	52	114,979,000.00	5.06
23	826,437,000.00	4.84	53	109,329,000.00	5.07
24	782,204,000.00	4.85	54	103,955,000.00	5.07
25	629,776,000.00	4.85	55	98,845,000.00	5.08
26	547,856,000.00	4.86	56	93,986,000.00	5.08
27	476,250,000.00	4.87	57	89,366,000.00	5.08
28	421,814,000.00	4.87	58	84,971,000.00	5.08
29	379,371,000.00	4.88	59	80,789,000.00	5.08
30	345,675,000.00	4.89	60	76,801,000.00	5.08

Swap Account Payment Priority

All payments due under the Swap Agreement and any swap termination payment pursuant to the Swap Agreement will be deposited into the Swap Account, and allocated in the following order of priority:

(1)

To pay any Net Swap Payment owed to the Swap Counterparty pursuant to the Swap Agreement;

(2)

To pay any swap termination payment to the Swap Counterparty, to the extent the termination is not due to a default on the part of the Swap Counterparty;

(3)

To the Class A1, A2, A3 and A4 Certificates, Current Interest and Carryforward Interest, on a pro rata basis, to the extent not yet paid;

(4)

To the Class M1, M2, M3, M4, M5, M6, M7, M8, M9 and B1 Certificates, Current Interest and Carryforward Interest, sequentially and in that order, to the extent not yet paid;

(5)

To the Class B2-A and B2-F Certificates, Current Interest and Carryforward Interest, on a pro rata basis, to the extent not yet paid;

(6)

To be paid as principal, in accordance with the principal distribution rules in effect for such Distribution Date, as needed to maintain the Overcollateralization Target(1);

(7)

To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9 and B1 Certificates any Deferred Amounts(1), to the extent not yet paid;

(8)

To pay on a pro rata basis to the Class B2-A and B2-F Certificates any Deferred Amounts(1), to the extent not yet paid;

(9)

To pay concurrently in proportion to their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts after giving effect to distributions already made on such Distribution Date, to the Class A1, A2, A3 and A4 Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the extent not yet paid;

(10)

To the Class M1, M2, M3, M4, M5, M6, M7, M8, M9 and B1 Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, sequentially and in that order, to the extent not yet paid;

(11)

To pay concurrently in proportion to their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts after giving effect to distributions already made on such Distribution Date, to the Class B2-A and B2-F Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the extent not yet paid;

(12)

To pay any swap termination payment to the Swap Counterparty, to the extent the termination is due to a default on the part of the Swap Counterparty; and

(13)

All remaining amounts to the holder of the Class X Certificates.

(1)

Amounts paid under steps (6), (7) and (8) must be limited to Cumulative Realized Losses.

Carryforward Interest

“Carryforward Interest” for each Class of LIBOR Certificates and Fixed Rate Certficates for any Distribution Date will be the sum of (1) the amount, if any, by which (x) the sum of (A) Current Interest for such Class for the immediately preceding Distribution Date and (B) any unpaid Carryforward Interest from previous Distribution Dates exceeds (y) the amount distributed in respect of interest on such Class on such immediately preceding Distribution Date, and (2) interest on such amount for the related Accrual Period at the applicable Interest Rate.

“Current Interest” for any Class of LIBOR Certificates and Fixed Rate Certificates for any Distribution Date will be the aggregate amount of interest accrued at the applicable Interest Rate during the related Accrual Period on the Class Principal Amount of that Class.

Net Funds Cap

The “Senior Net Funds Cap” for each Distribution Date and each Group will be the annual rate equal to the excess, if any, of (x) a fraction, expressed as a percentage, the numerator of which is the product of (1) the excess, if any, of (i) the related Optimal Interest Remittance Amount (as defined below) for such date over (ii) the proportionate share of any Net Swap Payment and any swap termination payment due to the Swap Counterparty, and (2) 12, and the denominator of which is the related Group balance for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the accrual period.

The “Subordinate Net Funds Cap” for any Distribution Date will be the weighted average of the Senior Net Funds Caps for both groups, weighted on the basis of their Group Subordinate Amounts; provided, however, on any Distribution Date after the Senior Certificates related to any Group have been reduced to zero, such weighting shall be on the basis of the principal balance of each Group and further provided that with respect to the Class B2-F Certificates, clause (b) for each Group will be equal to 1.

The “Optimal Interest Remittance Amount” with respect to each Distribution Date will be equal to the product of (A) (x) the Net Mortgage Rates (as defined below), as of the first day of the related collection period divided by (y) 12 and (B) the pool balance for the immediately preceding Distribution Date.

The “Net Mortgage Rate” with respect to any Mortgage Loan will be the Mortgage Rate thereof reduced by the sum of the Servicing Fee Rate and, in the case of an insured Mortgage Loan, the Mortgage Insurance Fee Rate.

Basis Risk Shortfall

With respect to each Distribution Date, to the extent that (a) the amount of interest payable to a Class, as calculated without regard to the applicable Net Funds Cap, exceeds (b) the amount calculated at the stated rate (such excess, a “Basis Risk Shortfall”), that Class will be entitled to the amount of such Basis Risk Shortfall and Unpaid Basis Risk Shortfall, plus interest thereon at the applicable Interest Rate, before the Class X and Class R Certificates are entitled to any distributions.  The “Unpaid Basis Risk Shortfall” for any Class of Certificates on any Distribution Date will be the aggregate of all Basis Risk Shortfalls for such Class for all previous Distribution Dates, together with interest thereon at the applicable Interest Rate, less all payments made with respect to such Class in respect of such Basis Risk Shortfalls on or prior to such Distribution Date.

Losses

Losses that are not covered by mortgage insurance are allocated in the following order: excess spread, overcollateralization, the Class B2-A and B2-F Certificates pro rata in proportion to their respective Class Principal Amounts, the Class B1 Certificates, and to the Class M Certificates in inverse order of priority.  The allocation of losses to a class will result in a writedown of its principal amount and is referred to as an “Applied Loss Amount”.  The balance of the Class A1, A2, A3 and A4 Certificates will not be reduced by allocation of Applied Loss Amounts.

Deferred Amount & Subsequent Recoveries

With respect to each Distribution Date, the “Deferred Amount” for each Class of Class M Certificates and Class B Certificates will be equal to the amount by which (x) the aggregate of Applied Loss Amounts previously applied in reduction of the Class Principal Amount thereof exceeds (y) the sum of (i) the aggregate of amounts previously distributed in reimbursement thereof and (ii) the amount by which the Class Principal Amount of such class has been increased due to Subsequent Recoveries.

A “Subsequent Recovery” is an amount recovered with respect to a Mortgage Loan after it has been liquidated and the loss has been passed through to the Trust.  Subsequent Recoveries will increase the principal amount of classes which have been allocated an Applied Loss Amount, in order of seniority, by an amount equal to the lesser of (i) the outstanding Deferred Amount for such class and (ii) the amount of Subsequent Recoveries available after application to more senior classes.  Funds related to Subsequent Recoveries will be included in the remittance amount for the related Distribution Date.

10% Optional Redemption

The transaction can be called by the Master Servicer, Aurora Loan Services LLC (and affiliate of Lehman Brothers), on any Distribution Date following the month in which the loan principal balance of the Mortgage Loans is reduced to less than 10% of the Cut-off Date loan principal balance.  If the optional redemption is not exercised on the first Distribution Date on which it is able to be exercised, beginning with the next succeeding Distribution Date, the margins on the Class A1, A2, A3 and A4 Certificates will double, the margins on the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1 and B2-A Certificates will increase to 1.5 times their initial margins.  The stated rate on the Class B2-F Certificates will increase by 0.50%.

Credit Enhancement

Subordination

Classes A1, A2, A3 and A4 will have limited protection by means of the subordination of the Class B Certificates and the Class M Certificates.  Classes A1, A2, A3 and A4 will have the preferential right to receive interest due to them and principal available for distribution over Classes having a lower priority of distribution.  Each Class of Class M Certificates will be senior to all other Classes of Class M Certificates with a higher numerical designation and to the Class B Certificates.  The Class B1 Certificates will be senior to the Class B2-A and B2-F Certificates.  If on any Distribution Date after giving effect to all realized losses and distributions of principal on such Distribution Date, the aggregate Certificate Principal Amount exceeds the aggregate loan balance, the Class B Certificates and Class M Certificates will be reduced by the Applied Loss Amount in the following order: to the Class B2-A and B2-F Certificates pro rata in proportion to their respective Class Principal Amounts, until reduced to zero; then to the Class B1 Certificates until reduced to zero; then to the Class M Certificates in inverse order of priority, until all of the Class M Certificates have been reduced to zero.

Overcollateralization

Excess interest may be used to pay down the Certificates so the aggregate loan balance exceeds the aggregate certificate balance (“Overcollateralization” or “OC”).  Excess interest will be used to maintain the OC Target.

The “OC Target” with respect to any Distribution Date prior to the Stepdown Date is equal to approximately 1.25% of the Cut-Off Date collateral balance.  The OC Target with respect to any Distribution Date on or after the Stepdown Date and for which a Trigger Event is not in effect is equal the greater of (i) the lesser of (a) approximately 1.25% of the Cut-Off Date collateral balance and (b) approximately 2.50% of the current collateral balance, after giving effect to distributions on that Distribution Date, and (ii) approximately 0.50% of the Cut-Off Date collateral balance.  For any Distribution Date on or after the Stepdown Date and for which a Trigger Event is in effect, the OC Target will be equal to the OC Target for the immediately preceding Distribution Date.

Trigger Events

A “Trigger Event” will have occurred with respect to any Distribution Date if the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding month equals or exceeds 42.60% of the Senior Enhancement Percentage for that Distribution Date, or if the Cumulative Realized Losses exceed:

Distribution Date

Loss Percentage

December 2007 to November 2008

1.25% for the first month, plus an additional 1/12th of 1.50% for each month thereafter

December 2008 to November 2009

2.75% for the first month, plus an additional 1/12th of 1.60% for each month thereafter

December 2009 to November 2010

4.35% for the first month, plus an additional 1/12th of

1.25% for each month thereafter

December 2010 to November 2011

5.60% for the first month, plus an additional 1/12th of

0.70% for each month thereafter

December 2011 and thereafter

6.30%

The “Rolling Three Month Delinquency Rate” with respect to any Distribution Date will be the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

The “Delinquency Rate” for any month will be the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all Mortgage Loans 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate loan balance as of the close of business on the last day of such month.

 “Cumulative Realized Losses” with respect to any Distribution Date will be equal to the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative realized losses incurred on the Mortgage Loans from the Cut-off Date through the last day of the related Collection Period by (y) the Cut-off Date collateral balance.

The “Senior Enhancement Percentage” for any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the sum of the total Certificate Principal Amount of the Class B Certificates, the Class M Certificates and the Overcollateralization Amount (which, for purposes of this definition only, will not be less than zero), and the denominator of which is the aggregate loan balance, after giving effect to distributions on that Distribution Date.

Lehman Brothers Contacts

MBS Trading	Matt Miller	(212) 526-8315
	Rishi Bansal	(212) 526-8315
	Alar Randmere	(212) 526-8315
	Sumit Chhabra	(212) 526-8315
	Alok Sharma	(212) 526-8315
	David Wong	(212) 526-8315
	Anish Kumar	(212) 526-8315
	Domenic Tripodi	(212) 526-8315

Syndicate	Kevin White	(212) 526-9519
	Dan Covello	(212) 526-9519
	Paul Tedeschi	(212) 526-9519

MBS Banking	Ellen Kiernan	(212) 526-4279
	Angel Lau	(212) 526-9245
	Christina Barretto	(212) 526-2185
	Shelly Garg	(212) 526-0198
	Patrick Fruzzetti	(212) 526-2693
	Elena Yu	(212) 526-0524

Rating Agency Contacts

S&P	David Hongwei Wang Becky Cao	(212) 438-1580 (212) 438-2595
Moody’s	Nestor Macias	(212) 553-1456
Fitch	Padma Rajagopal	(212) 908-0383

Summary of Terms
Issuer:	Structured Asset Securities Corporation, Series 2005-WF4
Depositor:	Structured Asset Securities Corporation
Trustee:	U.S. Bank, National Association
Securities Administrator:	Wells Fargo Bank, N.A.
Master Servicer:	Aurora Loan Services LLC
Lead Underwriter:	Lehman Brothers Inc.
Swap Provider:	[TBD]
Distribution Date:	25th of each month, or the next succeeding Business Day, beginning in December 2005.
Statistical Calculation Date:	October 1, 2005
Cut-Off Date:	November 1, 2005
Pricing Date:	Week of November 18, 2005
Closing Date:	November 23, 2005
Settlement Date:	November 23, 2005
Delay Days:	0 day delay for LIBOR Certificates 24 day delay for Fixed Rate Certificates
Dated Date:	November 23, 2005 for LIBOR Certificates November 1, 2005 for Fixed Rate Certificates
Day Count:	Actual/360 for LIBOR Certificates 30/360 for Fixed Rate Certificates
Collection Period:	2nd day of prior month through 1st day of month of such distribution
Servicing Fee:	The servicing fee is equal to 0.50% of the loan principal balance annually.
Clearing/Registration:	Book-entry through DTC, Euroclear, and Cedel
Denomination:	Minimum $25,000; increments $1 in excess thereof for Classes A1, A2, A3 and A4. Minimum $100,000; increments $1 in excess thereof for the Class M Certificates and Class B Certificates.
SMMEA Eligibility:	None of Certificates are expected to be SMMEA eligible.
ERISA Eligibility:	The Class A and Class M Certificates are expected to be ERISA eligible, subject to certain investor-based qualifications.
Tax Status:	REMIC for Federal income tax purposes

Sensitivity Analysis – To 10% Call

% CPR (1)	20%	25%	30%	35%	40%

Class A1
Avg. Life (yrs)	3.38	2.64	2.10	1.67	1.32
Window (mos)	1-119	1-94	1-77	1-64	1-55
Expected Final Mat.	9/25/2015	8/25/2013	3/25/2012	2/25/2011	5/25/2010

Class A2
Avg. Life (yrs)	1.37	1.08	0.89	0.75	0.64
Window (mos)	1-36	1-29	1-23	1-19	1-16
Expected Final Mat.	10/25/2008	3/25/2008	9/25/2007	5/25/2007	2/25/2007

Class A3
Avg. Life (yrs)	4.95	3.81	2.90	2.20	1.87
Window (mos)	36-92	29-72	23-59	19-35	16-29
Expected Final Mat.	6/25/2013	10/25/2011	9/25/2010	9/25/2008	3/25/2008

Class A4
Avg. Life (yrs)	9.40	7.42	6.07	4.84	3.32
Window (mos)	92-119	72-94	59-77	35-64	29-55
Expected Final Mat.	9/25/2015	8/25/2013	3/25/2012	2/25/2011	5/25/2010

Class M1
Avg. Life (yrs)	6.45	5.22	4.64	4.53	4.59
Window (mos)	37-119	40-94	44-77	48-64	55-55
Expected Final Mat.	9/25/2015	8/25/2013	3/25/2012	2/25/2011	5/25/2010

Class M2
Avg. Life (yrs)	6.45	5.20	4.55	4.29	4.41
Window (mos)	37-119	39-94	42-77	45-64	49-55
Expected Final Mat.	9/25/2015	8/25/2013	3/25/2012	2/25/2011	5/25/2010

Class M3
Avg. Life (yrs)	6.45	5.18	4.50	4.17	4.13
Window (mos)	37-119	39-94	41-77	43-64	47-55
Expected Final Mat.	9/25/2015	8/25/2013	3/25/2012	2/25/2011	5/25/2010

Class M4
Avg. Life (yrs)	6.45	5.18	4.47	4.09	3.98
Window (mos)	37-119	38-94	40-77	42-64	45-55
Expected Final Mat.	9/25/2015	8/25/2013	3/25/2012	2/25/2011	5/25/2010

Class M5
Avg. Life (yrs)	6.45	5.17	4.45	4.04	3.88
Window (mos)	37-119	38-94	40-77	41-64	43-55
Expected Final Mat.	9/25/2015	8/25/2013	3/25/2012	2/25/2011	5/25/2010

(1)

Assumes a closing date of 10/23/2005 and first payment date of 11/25/2005.

Sensitivity Analysis – To 10% Call

% CPR (1)	20%	25%	30%	35%	40%

Class M6
Avg. Life (yrs)	6.45	5.17	4.42	4.00	3.81
Window (mos)	37-119	38-94	39-77	40-64	42-55
Expected Final Mat.	9/25/2015	8/25/2013	3/25/2012	2/25/2011	5/25/2010

Class M7
Avg. Life (yrs)	6.45	5.17	4.41	3.96	3.75
Window (mos)	37-119	38-94	39-77	40-64	41-55
Expected Final Mat.	9/25/2015	8/25/2013	3/25/2012	2/25/2011	5/25/2010

Class M8
Avg. Life (yrs)	6.45	5.17	4.41	3.95	3.72
Window (mos)	37-119	38-94	38-77	39-64	40-55
Expected Final Mat.	9/25/2015	8/25/2013	3/25/2012	2/25/2011	5/25/2010

Class M9
Avg. Life (yrs)	6.45	5.15	4.38	3.92	3.67
Window (mos)	37-119	37-94	38-77	39-64	40-55
Expected Final Mat.	9/25/2015	8/25/2013	3/25/2012	2/25/2011	5/25/2010

Class B1
Avg. Life (yrs)	6.45	5.15	4.38	3.90	3.63
Window (mos)	37-119	37-94	38-77	38-64	39-55
Expected Final Mat.	9/25/2015	8/25/2013	3/25/2012	2/25/2011	5/25/2010

Class B2-A
Avg. Life (yrs)	6.25	4.99	4.23	3.75	3.47
Window (mos)	37-119	37-94	37-77	37-64	37-55
Expected Final Mat.	9/25/2015	8/25/2013	3/25/2012	2/25/2011	5/25/2010

Class B2-F
Avg. Life (yrs)	6.25	4.99	4.23	3.75	3.47
Window (mos)	37-119	37-94	37-77	37-64	37-55
Expected Final Mat.	9/25/2015	8/25/2013	3/25/2012	2/25/2011	5/25/2010

(1)

Assumes a closing date of 10/23/2005 and first payment date of 11/25/2005.

Sensitivity Analysis – To Maturity

% CPR (1)	20%	25%	30%	35%	40%

Class A1
Avg. Life (yrs)	3.67	2.88	2.30	1.83	1.44
Window (mos)	1-253	1-206	1-171	1-143	1-122
Expected Final Mat.	11/25/2026	12/25/2022	1/25/2020	9/25/2017	12/25/2015

Class A2
Avg. Life (yrs)	1.37	1.08	0.89	0.75	0.64
Window (mos)	1-36	1-29	1-23	1-19	1-16
Expected Final Mat.	10/25/2008	3/25/2008	9/25/2007	5/25/2007	2/25/2007

Class A3
Avg. Life (yrs)	4.95	3.81	2.90	2.20	1.87
Window (mos)	36-92	29-72	23-59	19-35	16-29
Expected Final Mat.	6/25/2013	10/25/2011	9/25/2010	9/25/2008	3/25/2008

Class A4
Avg. Life (yrs)	11.49	9.13	7.47	6.03	4.17
Window (mos)	92-253	72-206	59-171	35-143	29-122
Expected Final Mat.	11/25/2026	12/25/2022	1/25/2020	9/25/2017	12/25/2015

Class M1
Avg. Life (yrs)	7.10	5.75	5.08	4.90	5.32
Window (mos)	37-209	40-168	44-138	48-116	56-98
Expected Final Mat.	3/25/2023	10/25/2019	4/25/2017	6/25/2015	12/25/2013

Class M2
Avg. Life (yrs)	7.07	5.71	4.97	4.64	4.70
Window (mos)	37-200	39-161	42-132	45-111	49-94
Expected Final Mat.	6/25/2022	3/25/2019	10/25/2016	1/25/2015	8/25/2013

Class M3
Avg. Life (yrs)	7.04	5.67	4.89	4.50	4.41
Window (mos)	37-191	39-154	41-126	43-105	47-89
Expected Final Mat.	9/25/2021	8/25/2018	4/25/2016	7/25/2014	3/25/2013

Class M4
Avg. Life (yrs)	7.02	5.64	4.84	4.41	4.24
Window (mos)	37-184	38-148	40-121	42-101	45-86
Expected Final Mat.	2/25/2021	2/25/2018	11/25/2015	3/25/2014	12/25/2012

Class M5
Avg. Life (yrs)	6.99	5.60	4.80	4.34	4.13
Window (mos)	37-178	38-142	40-116	41-97	43-83
Expected Final Mat.	8/25/2020	8/25/2017	6/25/2015	11/25/2013	9/25/2012

(1)

Assumes a closing date of 10/23/2005 and first payment date of 11/25/2005.

Sensitivity Analysis – To Maturity

% CPR (1)	20%	25%	30%	35%	40%

Class M6
Avg. Life (yrs)	6.95	5.57	4.75	4.28	4.04
Window (mos)	37-172	38-137	39-112	40-94	42-79
Expected Final Mat.	2/25/2020	3/25/2017	2/25/2015	8/25/2013	5/25/2012

Class M7
Avg. Life (yrs)	6.91	5.54	4.72	4.22	3.96
Window (mos)	37-165	38-131	39-107	40-89	41-76
Expected Final Mat.	7/25/2019	9/25/2016	9/25/2014	3/25/2013	2/25/2012

Class M8
Avg. Life (yrs)	6.87	5.50	4.68	4.18	3.90
Window (mos)	37-159	38-126	38-103	39-86	40-73
Expected Final Mat.	1/25/2019	4/25/2016	5/25/2014	12/25/2012	11/25/2011

Class M9
Avg. Life (yrs)	6.81	5.44	4.62	4.12	3.83
Window (mos)	37-152	37-121	38-99	39-83	40-70
Expected Final Mat.	6/25/2018	11/25/2015	1/25/2014	9/25/2012	8/25/2011

Class B1
Avg. Life (yrs)	6.71	5.36	4.55	4.05	3.74
Window (mos)	37-145	37-115	38-94	38-78	39-66
Expected Final Mat.	11/25/2017	5/25/2015	8/25/2013	4/25/2012	4/25/2011

Class B2-A
Avg. Life (yrs)	6.28	5.02	4.25	3.77	3.49
Window (mos)	37-132	37-105	37-85	37-71	37-60
Expected Final Mat.	10/25/2016	7/25/2014	11/25/2012	9/25/2011	10/25/2010

Class B2-F
Avg. Life (yrs)	6.28	5.02	4.25	3.77	3.49
Window (mos)	37-132	37-105	37-85	37-71	37-60
Expected Final Mat.	10/25/2016	7/25/2014	11/25/2012	9/25/2011	10/25/2010

(1)

Assumes a closing date of 10/23/2005 and first payment date of 11/25/2005.

Available Funds Cap Schedule* (1)(2)(3) (4)

*The Effective Available Funds Cap is shown for the first 60 Distribution Dates.  For purposes of this calculation, it was assumed that Net Swap Payments from the Swap Agreement were available to the Senior Certificates of each group in proportion to the related Collateral Group Balance.

Period	Group 2 Senior Net Funds Cap (%)	Subordinate Net Funds Cap (%)	Period	Group 2 Senior Net Funds Cap (%)	Subordinate Net Funds Cap (%)
1	5.78091	5.85224	41	17.03575	17.13820
2	21.60377	21.68224	42	15.28554	15.37801
3	20.82567	20.90162	43	15.69547	15.79096
4	20.70644	20.78241	44	15.09158	15.18393
5	22.82455	22.90867	45	15.49593	15.59129
6	20.54396	20.61995	46	14.94811	15.03867
7	21.18391	21.26244	47	14.85676	14.94784
8	20.48810	20.56387	48	15.25945	15.35348
9	21.14542	21.22373	49	14.67935	14.77028
10	20.43836	20.51415	50	15.07976	15.17366
11	20.41321	20.48901	51	14.50907	14.59988
12	21.08695	21.16529	52	14.46894	14.55814
13	20.24769	20.32352	53	15.92980	16.02915
14	20.82688	20.90524	54	14.31179	14.40145
15	20.01668	20.09253	55	14.70878	14.80136
16	19.85182	19.92768	56	14.16090	14.25042
17	21.76776	21.85176	57	14.55864	14.65107
18	19.45439	19.53028	58	14.01920	14.10846
19	19.87300	19.95143	59	13.95227	14.04147
20	18.99621	19.07196	60	14.34724	14.43937
21	19.36045	19.43874	61	10.50737	10.59646
22	20.11230	20.23409	62	10.85858	10.95057
23	20.21877	20.30542	63	10.50924	10.59819
24	20.58172	20.67124	64	10.51018	10.59906
25	17.92275	18.00936	65	11.63732	11.73564
26	17.47529	17.56477	66	10.51208	10.60082
27	15.99990	16.08646	67	10.86347	10.95509
28	15.86888	15.97066	68	10.51400	10.60259
29	16.54146	16.63766	69	10.86546	10.95693
30	15.06882	15.15877	70	10.51594	10.60437
31	15.25067	15.34359	71	10.51691	10.60527
32	14.58521	14.67501	72	10.86849	10.95971
33	15.07001	15.16277	73	10.51888	10.60708
34	15.28122	15.38170	74	10.87054	10.96159
35	15.31304	15.40348	75	10.52087	10.60891
36	15.70874	15.80211	76	10.52188	10.60983
37	15.08920	15.17951	77	11.24860	11.34253
38	15.47804	15.57131	78	10.52390	10.61168
39	14.87401	14.96423	79	10.87575	10.96637
40	15.36027	15.46411	80	10.52594	10.61355

(1)

Based on one-month LIBOR, six-month LIBOR, and one-year CMT of 20% for each period.

(2)

Assumes a constant prepayment rate of 30%.

(3)

Assumes there are no losses on the mortgage loans.

(4)

Assumes a closing date of 10/23/2005 and first payment date of 11/25/2005.

Excess Spread (1)(2)(3)(4)

Period	Excess Spread	Period	Excess Spread
1	1.62%	31	2.78%
2	1.67%	32	2.59%
3	1.44%	33	2.75%
4	1.33%	34	2.69%
5	1.74%	35	2.68%
6	1.18%	36	2.85%
7	1.30%	37	2.66%
8	1.11%	38	2.79%
9	1.27%	39	2.66%
10	1.08%	40	2.69%
11	1.07%	41	3.22%
12	1.25%	42	2.69%
13	1.05%	43	2.87%
14	1.21%	44	2.69%
15	1.11%	45	2.86%
16	1.11%	46	2.70%
17	1.61%	47	2.70%
18	1.10%	48	2.87%
19	1.26%	49	2.68%
20	1.09%	50	2.85%
21	1.24%	51	2.66%
22	2.39%	52	2.68%
23	2.66%	53	3.21%
24	2.81%	54	2.67%
25	2.63%	55	2.85%
26	2.79%	56	2.67%
27	2.61%	57	2.85%
28	2.63%	58	2.69%
29	2.96%	59	2.69%
30	2.61%	60	2.88%

(1)

Based on gradually increasing one-month LIBOR, six-month LIBOR, and one-year CMT.

(2)

Assumes a constant prepayment rate of 30%.

(3)

Does not include swap payments to the Trust, reflects swap payments made by the Trust.

(4)

Assumes a closing date of 10/23/2005 and first payment date of 11/25/2005.

SASCO 2005-WF4 Collateral Summary – Aggregate

Collateral information is as of the Statistical Calculation Date.

Collateral Characteristics – Aggregate
Collateral characteristics are listed below as of the Statistical Calculation Date.

Amortization Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Non- IO Loans:
2/28 ARM (Libor)	7,102	$1,132,715,047.75	57.49%	7.048%	100.00%	603	81.74%	92.66%	39.45%
3/27 ARM (Libor)	363	61,383,587.73	3.12	6.813	100.00	621	81.28	89.35	37.92
1 Year ARM (CMT)	8	1,659,315.68	0.08	6.862	100.00	620	89.61	100.00	91.83
Balloon	289	55,706,454.71	2.83	6.564	0.00	646	76.38	93.20	31.97
Fixed Rate	4,977	430,644,617.74	21.86	7.778	0.00	634	79.18	88.99	18.74
Subtotal (Non-IO):	12,739	$1,682,109,023.61	85.37%	7.210%	71.09%	613	80.90%	91.63%	33.90%

Interest-Only Loans:
2/5 ARM (Libor)	8	$1,812,250.00	0.09%	6.719%	100.00%	634	78.24%	100.00%	35.51%
2/28 ARM (Libor)	982	248,984,600.90	12.64	6.432	100.00	637	83.62	98.59	53.07
3/5 ARM (Libor)	2	424,300.00	0.02	6.486	100.00	659	75.87	100.00	0.00
3/27 ARM (Libor)	97	21,839,784.57	1.11	6.263	100.00	654	82.81	97.88	54.35
Fixed Rate	62	15,216,933.89	0.77	6.753	0.00	645	79.02	100.00	35.95
Subtotal (IO Loans):	1,151	$288,277,869.36	14.63%	6.438%	94.72%	639	83.27%	98.62%	52.08%

Total:	13,890	$1,970,386,892.97	100.00%	7.097%	74.54%	617	81.24%	92.65%	36.56%

IO Term
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Interest-Only Loans:
60	1,151	$288,277,869.36	100.00%	6.438%	94.72%	639	83.27%	98.62%	52.08%
Total:	1,151	$288,277,869.36	100.00%	6.438%	94.72%	639	83.27%	98.62%	52.08%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
0.01 - 50,000.00	3,053	$92,192,552.22	4.68%	10.055%	19.07%	619	91.31%	92.25%	5.56%
50,000.01 - 100,000.00	2,716	207,601,307.58	10.54	8.033	63.58	608	82.04	96.60	24.19
100,000.01 - 150,000.00	2,809	350,561,628.58	17.79	7.288	76.99	608	80.90	96.04	37.12
150,000.01 - 200,000.00	2,243	390,777,244.67	19.83	6.911	80.09	612	80.70	94.84	41.46
200,000.01 - 250,000.00	1,278	285,628,219.08	14.50	6.796	81.59	615	80.77	94.13	40.47
250,000.01 - 300,000.00	642	175,465,503.27	8.91	6.673	80.98	621	80.13	91.01	40.76
300,000.01 - 350,000.00	419	135,732,092.52	6.89	6.648	81.98	622	81.47	91.04	42.52
350,000.01 - 400,000.00	299	112,194,959.46	5.69	6.410	76.65	631	79.99	90.23	40.49
400,000.01 - 450,000.00	165	70,241,565.99	3.56	6.411	77.05	632	81.14	83.11	36.41
450,000.01 - 500,000.00	88	41,860,397.75	2.12	6.389	72.85	637	81.11	78.43	43.32
500,000.01 - 550,000.00	62	32,417,684.03	1.65	6.507	88.73	621	80.69	80.67	41.83
550,000.01 - 600,000.00	48	27,526,016.10	1.40	6.290	77.39	631	81.87	89.54	54.27
600,000.01 - 650,000.00	21	13,079,244.14	0.66	6.257	66.92	642	75.82	80.99	33.02
650,000.01 >=	47	35,108,477.58	1.78	6.189	58.40	651	74.46	76.16	17.37
Total:	13,890	$1,970,386,892.97	100.00%	7.097%	74.54%	617	81.24%	92.65%	36.56%

Lien Position
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1st Lien	11,168	$1,873,462,494.35	95.08%	6.907%	78.40%	616	80.31%	92.93%	38.45%
2nd Lien	2,722	96,924,398.62	4.92	10.770	0.00	635	99.31	87.24	0.00
Total:	13,890	$1,970,386,892.97	100.00%	7.097%	74.54%	617	81.24%	92.65%	36.56%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Cash Out Refinance	8,419	$1,397,245,038.33	70.91%	6.905%	75.01%	611	78.22%	92.80%	36.90%
Purchase	4,580	448,554,055.88	22.76	7.706	73.67	633	90.13	91.92	34.80
Rate/Term Refinance	891	124,587,798.76	6.32	7.058	72.41	618	83.21	93.54	39.05
Total:	13,890	$1,970,386,892.97	100.00%	7.097%	74.54%	617	81.24%	92.65%	36.56%

Occupancy Status
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Primary Home	13,572	$1,936,099,018.88	98.26%	7.101%	74.64%	617	81.46%	92.82%	37.10%
Investment	267	25,549,322.07	1.30	7.041	61.93	633	66.11	85.60	0.00
Second Home	51	8,738,552.02	0.44	6.525	89.30	641	76.36	76.23	23.95
Total:	13,890	$1,970,386,892.97	100.00%	7.097%	74.54%	617	81.24%	92.65%	36.56%

Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	587	$82,424,455.29	4.18%	6.750%	2.71%	639	74.32%	91.75%	27.56%
181 - 240	23	2,947,933.86	0.15	7.166	0.00	618	75.60	94.86	23.88
241 - 360	13,280	1,885,014,503.82	95.67	7.112	77.80	616	81.55	92.69	36.97
Total:	13,890	$1,970,386,892.97	100.00%	7.097%	74.54%	617	81.24%	92.65%	36.56%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	587	$82,424,455.29	4.18%	6.750%	2.71%	639	74.32%	91.75%	27.56%
181 - 240	23	2,947,933.86	0.15	7.166	0.00	618	75.60	94.86	23.88
241 - 360	13,280	1,885,014,503.82	95.67	7.112	77.80	616	81.55	92.69	36.97
Total:	13,890	$1,970,386,892.97	100.00%	7.097%	74.54%	617	81.24%	92.65%	36.56%

State Distribution (Top 10)
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
CA	1,106	$287,021,226.18	14.57%	6.478%	64.98%	633	74.72%	89.20%	24.80%
MD	1,022	206,246,789.69	10.47	6.822	77.52	609	79.13	94.53	35.67
FL	1,181	184,168,398.29	9.35	6.967	71.32	614	81.61	90.98	41.72
VA	705	122,387,085.12	6.21	6.934	74.27	617	81.44	94.34	46.65
IL	788	118,774,710.95	6.03	7.118	89.80	616	82.93	94.96	44.31
WI	687	79,197,665.19	4.02	7.447	87.73	616	82.92	95.56	34.70
NJ	366	72,364,809.24	3.67	7.076	78.91	600	76.76	94.02	30.60
NY	386	67,863,271.02	3.44	6.950	58.66	613	77.11	90.44	32.03
AZ	379	64,022,689.44	3.25	6.851	87.23	618	81.42	88.42	37.12
OH	608	61,043,039.88	3.10	7.336	69.80	622	84.97	94.10	41.17
Other	6,662	707,297,207.97	35.90	7.466	74.75	615	84.42	93.26	38.00
Total:	13,890	$1,970,386,892.97	100.00%	7.097%	74.54%	617	81.24%	92.65%	36.56%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Original Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.01%	969	$138,304,038.84	7.02%	6.561%	53.37%	614	50.07%	92.64%	0.00%
60.01 to 70.00%	1,365	223,719,606.41	11.35	6.666	64.36	601	66.62	91.05	0.00
70.01 to 80.00%	3,622	636,458,765.89	32.30	6.749	76.89	611	77.73	91.67	0.00
80.01 to 85.00%
With MI:	1,143	195,755,690.35	9.93	6.940	80.43	613	84.26	92.31	100.00
Without MI:	87	14,406,919.66	0.73	7.052	86.32	609	84.25	96.47	0.00
85.01 to 90.00%
With MI:	1,892	354,653,331.76	18.00	7.039	86.39	619	89.58	91.55	100.00
Without MI:	377	44,912,071.59	2.28	7.549	92.64	599	89.69	92.67	0.00
90.01 to 95.00%
With MI:	687	123,988,678.29	6.29	7.079	87.70	649	94.67	99.70	100.00
Without MI:	308	39,967,575.19	2.03	7.616	94.15	617	94.81	100.00	0.00
95.01 to 100.00%
With MI:	281	45,946,947.66	2.33	7.451	95.28	656	99.93	100.00	100.00
Without MI:	437	55,348,868.71	2.81	7.706	96.86	633	99.94	100.00	0.00
Subtotal (First Lien):	11,168	$1,873,462,494.35	95.08%	6.907%	78.40%	616	80.31%	92.93%	38.45%

Second Lien Loans:
Less than 60.01%	3	$125,240.71	0.01%	11.140%	0.00%	599	29.75%	100.00%	0.00%
60.01 to 70.00%	2	37,503.23	0.00	11.094	0.00	618	65.53	31.28	0.00
70.01 to 80.00%	1	29,960.02	0.00	11.375	0.00	615	79.62	100.00	0.00
80.01 to 85.00%	4	218,756.76	0.01	10.742	0.00	628	84.38	31.05	0.00
85.01 to 90.00%	21	600,343.89	0.03	10.879	0.00	629	89.72	100.00	0.00
90.01 to 95.00%	191	6,995,423.65	0.36	10.928	0.00	625	94.47	82.99	0.00
95.01 to 100.00%	2,500	88,917,170.36	4.51	10.756	0.00	636	99.91	87.63	0.00
Subtotal (Second Lien):	2,722	$96,924,398.62	4.92%	10.770%	0.00%	635	99.31%	87.24%	0.00%

Total:	13,890	$1,970,386,892.97	100.00%	7.097%	74.54%	617	81.24%	92.65%	36.56%

*Includes the loan in the securitization and any senior liens.

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Original Effective Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.01%	969	$138,304,038.84	7.02%	6.561%	53.37%	614	50.07%	92.64%	0.00%
60.01 to 70.00%	1,647	269,923,951.28	13.70	6.801	69.66	610	72.31	92.58	17.12
70.01 to 80.00%	7,344	1,310,823,449.51	66.53	6.887	81.01	617	83.51	92.47	51.43
80.01 to 85.00%	87	14,406,919.66	0.73	7.052	86.32	609	84.25	96.47	0.00
85.01 to 90.00%	376	44,687,691.16	2.27	7.550	92.60	599	89.69	93.14	0.00
90.01 to 95.00%	308	39,967,575.19	2.03	7.616	94.15	617	94.81	100.00	0.00
95.01 to 100.00%	437	55,348,868.71	2.81	7.706	96.86	633	99.94	100.00	0.00
Subtotal (First Lien):	11,168	$1,873,462,494.35	95.08%	6.907%	78.40%	616	80.31%	92.93%	38.45%

Second Lien Loans:
Less than 60.01%	3	$125,240.71	0.01%	11.140%	0.00%	599	29.75%	100.00%	0.00%
60.01 to 70.00%	2	37,503.23	0.00	11.094	0.00	618	65.53	31.28	0.00
70.01 to 80.00%	1	29,960.02	0.00	11.375	0.00	615	79.62	100.00	0.00
80.01 to 85.00%	4	218,756.76	0.01	10.742	0.00	628	84.38	31.05	0.00
85.01 to 90.00%	21	600,343.89	0.03	10.879	0.00	629	89.72	100.00	0.00
90.01 to 95.00%	191	6,995,423.65	0.36	10.928	0.00	625	94.47	82.99	0.00
95.01 to 100.00%	2,500	88,917,170.36	4.51	10.756	0.00	636	99.91	87.63	0.00
Subtotal (Second Lien):	2,722	$96,924,398.62	4.92%	10.770%	0.00%	635	99.31%	87.24%	0.00%

Total:	13,890	$1,970,386,892.97	100.00%	7.097%	74.54%	617	81.24%	92.65%	36.56%

*Combined LTV after taking mortgage insurance into account.

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Original Full Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.01%	956	$134,438,724.33	6.82%	6.586%	54.15%	612	49.94%	92.80%	0.00%
60.01 to 70.00%	1,349	220,226,583.70	11.18	6.672	63.39	601	66.54	91.23	0.00
70.01 to 80.00%	3,159	552,815,495.46	28.06	6.820	75.72	603	77.41	91.58	0.00
80.01 to 85.00%
With MI:	1,117	193,842,213.45	9.84	6.918	80.33	613	84.26	92.31	100.00
Without MI:	111	20,769,609.52	1.05	6.909	88.24	605	79.99	95.19	0.00
85.01 to 90.00%
With MI:	1,898	354,778,891.72	18.01	7.046	86.48	619	89.56	91.55	100.00
Without MI:	407	52,612,168.23	2.67	7.362	87.66	607	87.27	92.91	0.00
90.01 to 95.00%
With MI:	705	125,579,495.02	6.37	7.092	87.50	648	94.59	99.70	100.00
Without MI:	357	49,432,622.33	2.51	7.394	92.87	622	92.01	97.61	0.00
95.01 to 100.00%
With MI:	283	46,144,047.87	2.34	7.447	95.30	656	99.87	99.66	100.00
Without MI:	826	122,822,642.72	6.23	6.873	90.45	653	88.74	95.46	0.00
Subtotal (First Lien):	11,168	$1,873,462,494.35	95.08%	6.907%	78.40%	616	80.31%	92.93%	38.45%

Second Lien Loans:
Less than 60.01%	3	$125,240.71	0.01%	11.140%	0.00%	599	29.75%	100.00%	0.00%
60.01 to 70.00%	2	37,503.23	0.00	11.094	0.00	618	65.53	31.28	0.00
70.01 to 80.00%	1	29,960.02	0.00	11.375	0.00	615	79.62	100.00	0.00
80.01 to 85.00%	4	218,756.76	0.01	10.742	0.00	628	84.38	31.05	0.00
85.01 to 90.00%	21	600,343.89	0.03	10.879	0.00	629	89.72	100.00	0.00
90.01 to 95.00%	191	6,995,423.65	0.36	10.928	0.00	625	94.47	82.99	0.00
95.01 to 100.00%	2,500	88,917,170.36	4.51	10.756	0.00	636	99.91	87.63	0.00
Subtotal (Second Lien):	2,722	$96,924,398.62	4.92%	10.770%	0.00%	635	99.31%	87.24%	0.00%

Total:	13,890	$1,970,386,892.97	100.00%	7.097%	74.54%	617	81.24%	92.65%	36.56%

*Includes all liens on the mortgaged property.

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Not Available	72	$4,696,945.35	0.24%	9.206%	89.32%	0	73.16%	97.87%	26.53%
345 - 499	4	414,366.04	0.02	8.426	72.31	446	82.29	100.00	0.00
500 - 520	191	20,604,807.37	1.05	9.187	94.32	511	70.48	99.00	1.81
521 - 540	520	68,084,324.04	3.46	8.256	96.26	531	71.82	96.35	3.82
541 - 560	786	113,291,128.46	5.75	7.486	87.22	551	72.54	96.97	7.66
561 - 580	1,771	272,281,285.36	13.82	7.150	80.79	571	77.80	94.17	33.63
581 - 600	2,303	299,330,232.84	15.19	7.267	77.86	590	81.05	92.64	38.50
601 - 620	2,555	331,210,787.35	16.81	7.218	75.54	610	83.46	92.02	39.73
621 - 640	2,180	306,352,186.40	15.55	7.017	73.16	630	84.44	92.82	44.07
641 - 660	1,399	219,370,269.39	11.13	6.790	70.90	650	84.75	91.43	48.25
661 - 680	913	146,747,591.88	7.45	6.607	66.82	670	84.43	90.49	44.34
681 - 700	511	75,709,417.74	3.84	6.581	59.21	689	83.15	90.66	38.15
701 - 720	267	39,339,896.01	2.00	6.727	53.91	709	83.30	90.34	38.13
721 - 740	161	22,463,432.29	1.14	6.626	56.91	729	84.13	87.02	38.61
741 - 760	128	21,628,146.95	1.10	6.154	43.81	751	78.27	87.09	24.67
761 - 780	70	15,007,438.58	0.76	6.123	48.65	770	76.67	93.60	27.69
781 >=	59	13,854,636.92	0.70	5.739	28.93	795	65.09	85.54	7.79
Total:	13,890	$1,970,386,892.97	100.00%	7.097%	74.54%	617	81.24%	92.65%	36.56%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Single Family	12,389	$1,758,396,650.09	89.24%	7.081%	75.20%	616	81.30%	92.60%	37.12%
Condo	641	88,183,406.14	4.48	6.985	76.97	632	82.39	94.27	37.39
PUD	502	64,223,273.00	3.26	7.882	54.81	623	83.29	95.15	29.32
2-4 Family	358	59,583,563.74	3.02	6.885	72.99	621	75.80	88.96	26.65
Total:	13,890	$1,970,386,892.97	100.00%	7.097%	74.54%	617	81.24%	92.65%	36.56%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Prepayment Penalty Term by Product Type ($)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	$352,533,050.18	$29,821,850.24	$999,344,748.23	$0.00	$0.00	$0.00	$1,381,699,648.65
Fixed Rate	154,198,757.84	27,104,628.85	10,155,276.02	254,402,888.92	0.00	0.00	445,861,551.63
3/27 ARM (Libor)	18,285,416.44	1,611,485.71	5,044,083.38	58,282,386.77	0.00	0.00	83,223,372.30
Balloon	6,365,611.34	2,848,601.03	1,632,748.04	44,859,494.30	0.00	0.00	55,706,454.71
2/5 ARM (Libor)	714,400.00	0.00	1,097,850.00	0.00	0.00	0.00	1,812,250.00
1 Year ARM (CMT)	1,659,315.68	0.00	0.00	0.00	0.00	0.00	1,659,315.68
3/5 ARM (Libor)	188,400.00	0.00	0.00	235,900.00	0.00	0.00	424,300.00
Total:	$533,944,951.48	$61,386,565.83	$1,017,274,705.67	$357,780,669.99	$0.00	$0.00	$1,970,386,892.97

Prepayment Penalty Term by Product Type (%)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	25.51%	2.16%	72.33%	0.00%	0.00%	0.00%	70.12%
Fixed Rate	34.58	6.08	2.28	57.06	0.00	0.00	22.63
3/27 ARM (Libor)	21.97	1.94	6.06	70.03	0.00	0.00	4.22
Balloon	11.43	5.11	2.93	80.53	0.00	0.00	2.83
2/5 ARM (Libor)	39.42	0.00	60.58	0.00	0.00	0.00	0.09
1 Year ARM (CMT)	100.00	0.00	0.00	0.00	0.00	0.00	0.08
3/5 ARM (Libor)	44.40	0.00	0.00	55.60	0.00	0.00	0.02
Total:	27.10%	3.12%	51.63%	18.16%	0.00%	0.00%	100.00%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Prepayment Penalty Description – Top 5
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
6 Mo. Int. on Amount Prepaid > 20% Orig. Bal.	7,481	$1,279,394,678.02	64.93%	6.808%	76.32%	618	80.40%	92.61%	39.42%
None	5,378	533,944,951.48	27.10	7.837	69.93	614	83.19	92.14	27.74
2% of UPB	328	59,328,490.19	3.01	6.802	80.76	620	81.66	94.23	51.06
2 Mo. Int. on Amount Prepaid > 20% Orig. Bal.	322	54,439,335.07	2.76	6.798	67.62	616	79.62	92.45	36.85
1% of UPB	184	22,068,657.70	1.12	7.367	87.66	613	84.02	98.89	40.73
Other	197	21,210,780.51	1.08	7.213	70.66	617	82.91	97.60	40.58
Total:	13,890	$1,970,386,892.97	100.00%	7.097%	74.54%	617	81.24%	92.65%	36.56%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full	13,049	$1,825,551,047.24	92.65%	7.120%	75.33%	616	81.36%	100.00%	36.97%
Stated	571	93,767,034.17	4.76	6.889	66.40	627	80.43	0.00	33.64
Limited	270	51,068,811.56	2.59	6.668	61.44	634	78.63	0.00	27.17
Total:	13,890	$1,970,386,892.97	100.00%	7.097%	74.54%	617	81.24%	92.65%	36.56%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Adjustable Rate Loans:
Less than 5.501	282	$71,059,671.30	3.61%	5.299%	100.00%	656	75.40%	85.06%	15.29%
5.501 to 6.000	956	210,942,624.23	10.71	5.856	100.00	632	77.27	91.21	27.34
6.001 to 6.500	1,358	280,691,445.93	14.25	6.334	100.00	621	80.43	89.98	42.52
6.501 to 7.000	1,830	343,322,497.56	17.42	6.807	100.00	612	82.95	93.81	50.68
7.001 to 7.500	1,343	216,238,883.40	10.97	7.301	100.00	604	85.50	96.21	54.81
7.501 to 8.000	1,228	176,561,213.02	8.96	7.800	100.00	593	86.33	97.54	49.75
8.001 to 8.500	678	84,193,444.82	4.27	8.302	100.00	580	84.32	98.52	33.69
8.501 to 9.000	440	46,629,731.79	2.37	8.776	100.00	567	82.85	98.62	24.57
9.001 to 9.500	224	21,350,912.58	1.08	9.285	100.00	552	80.58	97.70	19.07
9.501 to 10.000	145	12,896,978.34	0.65	9.751	100.00	543	78.65	98.70	22.96
10.001 to 10.500	45	3,070,303.19	0.16	10.266	100.00	527	77.35	98.90	20.05
10.501 to 11.000	28	1,670,964.13	0.08	10.805	100.00	520	77.52	100.00	35.77
Greater than 11.000	5	190,216.34	0.01	11.570	100.00	534	79.32	100.00	20.10
Subtotal (ARM Loans):	8,562	$1,468,818,886.63	74.54%	6.922%	100.00%	610	82.05%	93.62%	41.96%

Fixed Rate Loans:
Less than 5.501	77	$23,468,133.37	1.19%	5.324%	0.00%	736	58.60%	90.80%	0.00%
5.501 to 6.000	265	66,272,499.05	3.36	5.878	0.00	672	69.02	86.95	6.78
6.001 to 6.500	366	76,367,357.18	3.88	6.338	0.00	639	72.15	85.91	12.68
6.501 to 7.000	578	101,797,764.28	5.17	6.818	0.00	625	75.14	89.04	29.79
7.001 to 7.500	392	52,718,961.97	2.68	7.325	0.00	618	77.89	93.25	37.40
7.501 to 8.000	421	44,898,822.66	2.28	7.814	0.00	607	79.13	95.15	43.91
8.001 to 8.500	237	19,083,284.81	0.97	8.293	0.00	601	81.31	98.44	49.67
8.501 to 9.000	234	14,512,874.28	0.74	8.765	0.00	600	86.23	98.92	50.37
9.001 to 9.500	102	5,132,530.67	0.26	9.355	0.00	594	85.13	95.67	26.48
9.501 to 10.000	540	23,304,351.90	1.18	9.780	0.00	682	97.16	82.31	5.05
10.001 to 10.500	196	7,743,192.39	0.39	10.321	0.00	640	96.95	70.36	2.69
10.501 to 11.000	590	21,768,603.50	1.10	10.785	0.00	631	98.14	91.34	1.31
Greater than 11.000	1,330	44,499,630.28	2.26	11.507	0.00	604	98.86	91.57	0.50
Subtotal (Fixed Rate):	5,328	$501,568,006.34	25.46%	7.612%	0.00%	636	78.87%	89.79%	20.73%

Total:	13,890	$1,970,386,892.97	100.00%	7.097%	74.54%	617	81.24%	92.65%	36.56%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Gross Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 3.000	1,229	$248,234,710.84	16.90%	6.109%	100.00%	628	77.40%	89.06%	27.28%
3.001 - 3.500	933	188,239,536.86	12.82	6.469	100.00	625	81.95	89.10	50.35
3.501 - 4.000	1,341	254,282,799.42	17.31	6.576	100.00	620	82.73	92.19	44.39
4.001 - 4.500	1,294	225,971,575.36	15.38	6.941	100.00	607	84.44	94.50	54.61
4.501 - 5.000	916	151,680,337.16	10.33	7.127	100.00	606	85.22	95.53	46.53
5.001 - 5.500	801	119,890,233.17	8.16	7.430	100.00	598	84.77	97.53	40.01
5.501 - 6.000	673	101,323,669.66	6.90	7.484	100.00	597	80.30	98.23	33.06
6.001 - 6.500	476	63,770,604.51	4.34	7.759	100.00	588	80.38	98.26	34.81
6.501 - 7.000	386	55,117,336.20	3.75	8.013	100.00	580	80.70	99.13	40.15
7.001 - 7.500	232	27,746,086.97	1.89	8.369	100.00	577	82.54	98.98	41.86
7.501 - 8.000	146	17,966,917.41	1.22	8.705	100.00	577	83.78	98.35	32.08
8.001 - 8.500	75	8,296,919.67	0.56	9.095	100.00	562	81.68	100.00	30.43
8.501 - 9.000	41	4,523,229.64	0.31	9.561	100.00	556	79.85	100.00	23.97
9.001 - 9.500	15	1,440,439.53	0.10	9.965	100.00	533	72.60	100.00	5.66
9.501 - 10.000	4	334,490.23	0.02	10.412	100.00	509	77.31	100.00	43.15
Total:	8,562	$1,468,818,886.63	100.00%	6.922%	100.00%	610	82.05%	93.62%	41.96%

Initial Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
3.000	8,562	$1,468,818,886.63	100.00%	6.922%	100.00%	610	82.05%	93.62%	41.96%
Total:	8,562	$1,468,818,886.63	100.00%	6.922%	100.00%	610	82.05%	93.62%	41.96%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Subsequent Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	8,511	$1,459,176,086.52	99.34%	6.921%	100.00%	611	82.08%	93.60%	42.00%
1.500	35	6,777,858.86	0.46	7.069	100.00	583	76.89	96.98	28.35
2.000	16	2,864,941.25	0.20	6.991	100.00	608	80.41	100.00	57.13
Total:	8,562	$1,468,818,886.63	100.00%	6.922%	100.00%	610	82.05%	93.62%	41.96%

Maximum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
8.501 - 9.000	1	$191,722.95	0.01%	2.630%	100.00%	620	90.00%	100.00%	100.00%
10.501 - 11.000	50	13,477,734.27	0.92	4.947	100.00	669	73.36	77.24	10.29
11.001 - 11.500	231	57,390,214.08	3.91	5.390	100.00	653	75.83	86.85	16.18
11.501 - 12.000	953	210,362,702.77	14.32	5.856	100.00	631	77.26	91.19	27.30
12.001 - 12.500	1,342	277,704,643.11	18.91	6.334	100.00	622	80.50	89.87	42.69
12.501 - 13.000	1,800	336,907,858.30	22.94	6.805	100.00	612	83.04	93.70	51.22
13.001 - 13.500	1,343	217,331,230.54	14.80	7.285	100.00	604	85.30	96.33	53.95
13.501 - 14.000	1,241	179,263,314.29	12.20	7.766	100.00	594	86.27	97.57	49.72
14.001 - 14.500	692	86,847,190.88	5.91	8.265	100.00	580	84.23	98.33	34.43
14.501 - 15.000	452	48,792,785.01	3.32	8.734	100.00	569	82.82	98.68	24.15
15.001 - 15.500	228	21,932,566.25	1.49	9.236	100.00	553	80.45	97.76	20.78
15.501 - 16.000	149	13,522,529.93	0.92	9.711	100.00	543	78.65	98.76	22.73
16.001 - 16.500	46	3,198,283.04	0.22	10.224	100.00	530	78.05	98.95	19.25
16.501 - 17.000	29	1,705,894.87	0.12	10.779	100.00	521	76.15	100.00	35.04
17.001 - 17.500	2	70,215.95	0.00	11.427	100.00	555	84.64	100.00	54.46
17.501 - 18.000	3	120,000.39	0.01	11.654	100.00	521	76.20	100.00	0.00
Total:	8,562	$1,468,818,886.63	100.00%	6.922%	100.00%	610	82.05%	93.62%	41.96%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Minimum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 5.500	4,333	$814,120,822.40	55.43%	6.623%	100.00%	619	82.26%	92.52%	42.69%
5.501 - 6.000	841	145,341,699.70	9.90	6.691	100.00	610	77.74	95.40	25.32
6.001 - 6.500	761	131,362,429.98	8.94	6.844	100.00	608	79.65	90.95	35.85
6.501 - 7.000	887	148,017,100.09	10.08	7.142	100.00	603	82.40	95.08	48.08
7.001 - 7.500	629	90,520,079.62	6.16	7.547	100.00	598	85.36	96.78	56.65
7.501 - 8.000	528	75,452,153.53	5.14	7.958	100.00	593	86.76	95.83	54.52
8.001 - 8.500	287	34,171,416.44	2.33	8.452	100.00	576	84.35	98.40	35.85
8.501 - 9.000	169	17,945,153.01	1.22	8.886	100.00	568	83.70	98.50	30.18
9.001 - 9.500	65	6,325,695.06	0.43	9.335	100.00	556	80.16	99.41	27.03
9.501 - 10.000	47	4,670,173.03	0.32	9.801	100.00	550	79.31	100.00	37.54
10.001 - 10.500	9	618,631.87	0.04	10.206	100.00	529	71.27	100.00	33.48
10.501 - 11.000	4	208,682.95	0.01	10.846	100.00	513	65.37	100.00	0.00
11.501 - 12.000	2	64,848.95	0.00	11.764	100.00	540	77.23	100.00	0.00
Total:	8,562	$1,468,818,886.63	100.00%	6.922%	100.00%	610	82.05%	93.62%	41.96%

Months to Next Rate Adjustment
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 12	20	$3,540,413.00	0.24%	6.896%	100.00%	601	82.41%	100.00%	60.39%
13 - 24	8,081	1,381,791,859.01	94.08	6.937	100.00	609	82.08	93.73	41.92
25 - 36	461	83,486,614.62	5.68	6.664	100.00	630	81.64	91.62	41.91
Total:	8,562	$1,468,818,886.63	100.00%	6.922%	100.00%	610	82.05%	93.62%	41.96%

SASCO 2005-WF4 Collateral Summary – Group 2

Collateral information is as of the Statistical Calculation Date.

Collateral Characteristics – Group 2
Collateral characteristics are listed below as of the Statistical Calculation Date.

Amortization Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Non- IO Loans:
2/28 ARM (Libor)	6,097	$1,013,070,015.51	56.60%	7.007%	100.00%	601	80.67%	92.12%	39.13%
3/27 ARM (Libor)	322	56,765,599.84	3.17	6.772	100.00	619	80.52	88.77	38.63
1 Year ARM (CMT)	8	1,659,315.68	0.09	6.862	100.00	620	89.61	100.00	91.83
Balloon	275	54,019,065.70	3.02	6.547	0.00	646	76.17	93.60	31.57
Fixed Rate	3,784	391,851,116.31	21.89	7.553	0.00	634	77.57	88.81	19.72
Subtotal (Non-IO):	10,486	$1,517,365,113.04	84.78%	7.123%	70.62%	612	79.71%	91.20%	33.88%

Interest-Only Loans:
2/5 ARM (Libor)	6	$1,537,850.00	0.09%	6.757%	100.00%	631	78.09%	100.00%	41.84%
2/28 ARM (Libor)	909	235,089,342.18	13.14	6.423	100.00	636	83.47	98.50	53.67
3/5 ARM (Libor)	1	235,900.00	0.01	6.575	100.00	638	72.58	100.00	0.00
3/27 ARM (Libor)	88	20,636,100.57	1.15	6.277	100.00	653	82.95	97.76	56.61
Fixed Rate	59	14,900,213.89	0.83	6.760	0.00	644	79.00	100.00	36.71
Subtotal (IO Loans):	1,063	$272,399,406.64	15.22%	6.432%	94.53%	638	83.14%	98.54%	52.85%

Total:	11,549	$1,789,764,519.68	100.00%	7.018%	74.26%	616	80.23%	92.32%	36.77%

IO Term
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Interest-Only Loans:
60	1,063	$272,399,406.64	100.00%	6.432%	94.53%	638	83.14%	98.54%	52.85%
Total:	1,063	$272,399,406.64	100.00%	6.432%	94.53%	638	83.14%	98.54%	52.85%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
0.01 - 50,000.00	1,882	$60,536,984.50	3.38%	9.818%	23.25%	615	87.78%	92.42%	5.56%
50,000.01 - 100,000.00	2,273	174,445,519.67	9.75	8.021	60.19	605	80.52	96.20	24.25
100,000.01 - 150,000.00	2,426	302,747,548.83	16.92	7.277	74.29	606	79.49	95.75	36.98
150,000.01 - 200,000.00	2,021	352,377,170.36	19.69	6.899	78.52	610	79.63	94.71	40.62
200,000.01 - 250,000.00	1,191	266,384,261.06	14.88	6.785	80.85	614	80.16	93.95	39.27
250,000.01 - 300,000.00	623	170,303,760.97	9.52	6.669	80.40	620	79.88	91.22	40.40
300,000.01 - 350,000.00	405	131,250,529.24	7.33	6.650	81.36	622	81.30	90.98	42.55
350,000.01 - 400,000.00	297	111,485,359.46	6.23	6.417	76.50	631	79.99	90.17	40.75
400,000.01 - 450,000.00	165	70,241,565.99	3.92	6.411	77.05	632	81.14	83.11	36.41
450,000.01 - 500,000.00	88	41,860,397.75	2.34	6.389	72.85	637	81.11	78.43	43.32
500,000.01 - 550,000.00	62	32,417,684.03	1.81	6.507	88.73	621	80.69	80.67	41.83
550,000.01 - 600,000.00	48	27,526,016.10	1.54	6.290	77.39	631	81.87	89.54	54.27
600,000.01 - 650,000.00	21	13,079,244.14	0.73	6.257	66.92	642	75.82	80.99	33.02
650,000.01 >=	47	35,108,477.58	1.96	6.189	58.40	651	74.46	76.16	17.37
Total:	11,549	$1,789,764,519.68	100.00%	7.018%	74.26%	616	80.23%	92.32%	36.77%

Lien Position
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1st Lien	9,917	$1,722,251,713.23	96.23%	6.871%	77.17%	615	79.49%	92.58%	38.21%
2nd Lien	1,632	67,512,806.45	3.77	10.762	0.00	636	99.11	85.60	0.00
Total:	11,549	$1,789,764,519.68	100.00%	7.018%	74.26%	616	80.23%	92.32%	36.77%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Cash Out Refinance	8,419	$1,397,245,038.33	78.07%	6.905%	75.01%	611	78.22%	92.80%	36.90%
Purchase	2,239	267,931,682.59	14.97	7.585	71.15	638	89.38	89.22	35.03
Rate/Term Refinance	891	124,587,798.76	6.96	7.058	72.41	618	83.21	93.54	39.05
Total:	11,549	$1,789,764,519.68	100.00%	7.018%	74.26%	616	80.23%	92.32%	36.77%

Occupancy Status
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Primary Home	11,231	$1,755,476,645.59	98.08%	7.020%	74.36%	615	80.46%	92.50%	37.37%
Investment	267	25,549,322.07	1.43	7.041	61.93	633	66.11	85.60	0.00
Second Home	51	8,738,552.02	0.49	6.525	89.30	641	76.36	76.23	23.95
Total:	11,549	$1,789,764,519.68	100.00%	7.018%	74.26%	616	80.23%	92.32%	36.77%

Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	561	$80,050,833.19	4.47%	6.734%	2.22%	639	74.04%	91.92%	27.40%
181 - 240	23	2,947,933.86	0.16	7.166	0.00	618	75.60	94.86	23.88
241 - 360	10,965	1,706,765,752.63	95.36	7.031	77.76	615	80.53	92.33	37.23
Total:	11,549	$1,789,764,519.68	100.00%	7.018%	74.26%	616	80.23%	92.32%	36.77%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	561	$80,050,833.19	4.47%	6.734%	2.22%	639	74.04%	91.92%	27.40%
181 - 240	23	2,947,933.86	0.16	7.166	0.00	618	75.60	94.86	23.88
241 - 360	10,965	1,706,765,752.63	95.36	7.031	77.76	615	80.53	92.33	37.23
Total:	11,549	$1,789,764,519.68	100.00%	7.018%	74.26%	616	80.23%	92.32%	36.77%

State Distribution (Top 10)
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
CA	1,073	$282,744,247.71	15.80%	6.475%	64.85%	633	74.60%	89.14%	25.05%
MD	941	197,546,521.32	11.04	6.776	77.67	608	78.60	94.44	35.59
FL	1,054	170,938,098.59	9.55	6.928	70.68	613	81.16	90.76	41.21
VA	622	114,299,355.89	6.39	6.889	74.19	617	80.74	94.43	46.14
IL	646	103,767,483.78	5.80	7.065	89.90	615	81.75	94.80	44.32
NJ	350	70,383,910.67	3.93	7.059	79.69	600	76.53	93.90	30.63
WI	562	67,393,525.76	3.77	7.421	86.56	612	82.08	95.02	36.98
NY	331	63,565,736.15	3.55	6.885	57.50	614	76.28	89.88	30.10
AZ	338	60,200,316.26	3.36	6.803	87.55	618	81.05	88.09	36.83
MI	437	52,924,590.97	2.96	7.288	85.98	614	83.57	95.48	38.45
Other	5,195	606,000,732.58	33.86	7.353	73.29	614	83.05	92.64	39.55
Total:	11,549	$1,789,764,519.68	100.00%	7.018%	74.26%	616	80.23%	92.32%	36.77%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Original Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.01%	945	$135,993,137.23	7.60%	6.560%	52.84%	614	50.08%	92.52%	0.00%
60.01 to 70.00%	1,322	218,076,514.56	12.18	6.665	64.14	601	66.62	90.95	0.00
70.01 to 80.00%	3,333	600,377,426.96	33.55	6.759	76.20	610	77.65	91.51	0.00
80.01 to 85.00%
With MI:	1,059	187,576,063.17	10.48	6.876	80.05	614	84.24	92.06	100.00
Without MI:	78	13,128,370.39	0.73	6.946	85.86	612	84.21	98.62	0.00
85.01 to 90.00%
With MI:	1,751	335,319,080.07	18.74	7.026	86.21	620	89.57	91.52	100.00
Without MI:	327	40,530,434.65	2.26	7.512	91.84	600	89.67	92.61	0.00
90.01 to 95.00%
With MI:	584	109,762,917.33	6.13	7.063	86.82	651	94.64	99.66	100.00
Without MI:	205	29,615,428.21	1.65	7.510	92.86	624	94.82	100.00	0.00
95.01 to 100.00%
With MI:	136	25,438,526.45	1.42	7.438	93.46	655	99.89	100.00	100.00
Without MI:	177	26,433,814.21	1.48	7.636	96.30	634	99.88	100.00	0.00
Subtotal (First Lien):	9,917	$1,722,251,713.23	96.23%	6.871%	77.17%	615	79.49%	92.58%	38.21%

Second Lien Loans:
Less than 60.01%	2	$110,050.44	0.01%	11.542%	0.00%	600	28.34%	100.00%	0.00%
60.01 to 70.00%	1	25,771.29	0.00	11.250	0.00	615	64.61	0.00	0.00
70.01 to 80.00%	1	29,960.02	0.00	11.375	0.00	615	79.62	100.00	0.00
80.01 to 85.00%	4	218,756.76	0.01	10.742	0.00	628	84.38	31.05	0.00
85.01 to 90.00%	20	576,877.07	0.03	10.925	0.00	626	89.71	100.00	0.00
90.01 to 95.00%	161	6,125,058.48	0.34	10.949	0.00	623	94.44	82.52	0.00
95.01 to 100.00%	1,443	60,426,332.39	3.38	10.740	0.00	637	99.88	85.98	0.00
Subtotal (Second Lien):	1,632	$67,512,806.45	3.77%	10.762%	0.00%	636	99.11%	85.60%	0.00%

Total:	11,549	$1,789,764,519.68	100.00%	7.018%	74.26%	616	80.23%	92.32%	36.77%

*Includes the loan in the securitization and any senior liens.

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Original Effective Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.01%	945	$135,993,137.23	7.60%	6.560%	52.84%	614	50.08%	92.52%	0.00%
60.01 to 70.00%	1,459	243,772,438.22	13.62	6.747	67.23	606	70.11	91.91	10.54
70.01 to 80.00%	6,727	1,233,002,470.75	68.89	6.876	80.45	617	83.41	92.30	51.29
80.01 to 85.00%	78	13,128,370.39	0.73	6.946	85.86	612	84.21	98.62	0.00
85.01 to 90.00%	326	40,306,054.22	2.25	7.513	91.80	600	89.67	93.12	0.00
90.01 to 95.00%	205	29,615,428.21	1.65	7.510	92.86	624	94.82	100.00	0.00
95.01 to 100.00%	177	26,433,814.21	1.48	7.636	96.30	634	99.88	100.00	0.00
Subtotal (First Lien):	9,917	$1,722,251,713.23	96.23%	6.871%	77.17%	615	79.49%	92.58%	38.21%

Second Lien Loans:
Less than 60.01%	2	$110,050.44	0.01%	11.542%	0.00%	600	28.34%	100.00%	0.00%
60.01 to 70.00%	1	25,771.29	0.00	11.250	0.00	615	64.61	0.00	0.00
70.01 to 80.00%	1	29,960.02	0.00	11.375	0.00	615	79.62	100.00	0.00
80.01 to 85.00%	4	218,756.76	0.01	10.742	0.00	628	84.38	31.05	0.00
85.01 to 90.00%	20	576,877.07	0.03	10.925	0.00	626	89.71	100.00	0.00
90.01 to 95.00%	161	6,125,058.48	0.34	10.949	0.00	623	94.44	82.52	0.00
95.01 to 100.00%	1,443	60,426,332.39	3.38	10.740	0.00	637	99.88	85.98	0.00
Subtotal (Second Lien):	1,632	$67,512,806.45	3.77%	10.762%	0.00%	636	99.11%	85.60%	0.00%

Total:	11,549	$1,789,764,519.68	100.00%	7.018%	74.26%	616	80.23%	92.32%	36.77%

* Combined LTV after taking mortgage insurance into account.

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Original Full Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.01%	932	$132,127,822.72	7.38%	6.586%	53.61%	612	49.94%	92.68%	0.00%
60.01 to 70.00%	1,308	214,748,151.03	12.00	6.670	63.17	601	66.54	91.14	0.00
70.01 to 80.00%	2,995	532,118,777.52	29.73	6.821	75.36	603	77.37	91.56	0.00
80.01 to 85.00%
With MI:	1,048	186,652,694.70	10.43	6.866	79.95	614	84.24	92.11	100.00
Without MI:	100	19,380,754.01	1.08	6.807	88.30	607	79.68	96.53	0.00
85.01 to 90.00%
With MI:	1,753	335,278,165.27	18.73	7.029	86.29	620	89.55	91.52	100.00
Without MI:	363	48,742,020.79	2.72	7.317	86.68	608	87.08	92.67	0.00
90.01 to 95.00%
With MI:	591	110,530,100.39	6.18	7.068	86.68	651	94.61	99.66	100.00
Without MI:	243	37,957,671.72	2.12	7.261	91.30	628	91.47	97.26	0.00
95.01 to 100.00%
With MI:	138	25,635,626.66	1.43	7.431	93.51	655	99.78	99.38	100.00
Without MI:	446	79,079,928.42	4.42	6.661	87.48	657	86.36	93.46	0.00
Subtotal (First Lien):	9,917	$1,722,251,713.23	96.23%	6.871%	77.17%	615	79.49%	92.58%	38.21%

Second Lien Loans:
Less than 60.01%	2	$110,050.44	0.01%	11.542%	0.00%	600	28.34%	100.00%	0.00%
60.01 to 70.00%	1	25,771.29	0.00	11.250	0.00	615	64.61	0.00	0.00
70.01 to 80.00%	1	29,960.02	0.00	11.375	0.00	615	79.62	100.00	0.00
80.01 to 85.00%	4	218,756.76	0.01	10.742	0.00	628	84.38	31.05	0.00
85.01 to 90.00%	20	576,877.07	0.03	10.925	0.00	626	89.71	100.00	0.00
90.01 to 95.00%	161	6,125,058.48	0.34	10.949	0.00	623	94.44	82.52	0.00
95.01 to 100.00%	1,443	60,426,332.39	3.38	10.740	0.00	637	99.88	85.98	0.00
Subtotal (Second Lien):	1,632	$67,512,806.45	3.77%	10.762%	0.00%	636	99.11%	85.60%	0.00%

Total:	11,549	$1,789,764,519.68	100.00%	7.018%	74.26%	616	80.23%	92.32%	36.77%

*Includes all liens on the mortgaged property.

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Not Available	49	$3,259,143.38	0.18%	8.887%	90.30%	0	68.91%	98.77%	7.94%
460 - 499	2	204,712.17	0.01	8.428	100.00	487	75.81	100.00	0.00
500 - 520	177	19,560,446.28	1.09	9.146	94.97	511	70.15	98.94	0.66
521 - 540	489	65,478,214.88	3.66	8.228	96.20	531	71.60	96.34	2.56
541 - 560	743	108,252,161.89	6.05	7.464	87.04	551	72.20	97.29	5.99
561 - 580	1,610	256,190,796.81	14.31	7.109	80.41	570	77.42	93.92	33.07
581 - 600	1,868	273,352,468.71	15.27	7.156	78.56	590	80.09	92.38	39.77
601 - 620	2,011	290,946,944.28	16.26	7.089	75.44	610	81.92	91.51	40.23
621 - 640	1,765	276,594,143.29	15.45	6.918	72.83	630	83.44	92.17	45.56
641 - 660	1,170	200,209,232.86	11.19	6.705	70.58	649	83.88	91.22	49.68
661 - 680	753	130,717,181.51	7.30	6.549	64.52	670	83.57	89.76	44.42
681 - 700	390	66,497,555.50	3.72	6.489	57.04	689	82.09	90.16	38.74
701 - 720	207	34,097,698.62	1.91	6.667	50.47	709	82.10	90.36	38.55
721 - 740	111	18,279,315.66	1.02	6.501	54.24	729	82.98	84.72	41.79
741 - 760	96	19,362,671.65	1.08	6.001	42.36	751	76.77	86.68	23.77
761 - 780	56	13,587,662.86	0.76	6.076	45.01	770	75.28	92.94	26.17
781 >=	52	13,174,169.33	0.74	5.722	25.38	794	63.95	84.79	6.42
Total:	11,549	$1,789,764,519.68	100.00%	7.018%	74.26%	616	80.23%	92.32%	36.77%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Single Family	10,372	$1,600,840,608.09	89.44%	7.003%	74.88%	615	80.31%	92.28%	37.32%
Condo	441	72,986,699.70	4.08	6.838	76.98	630	80.82	93.75	38.39
PUD	415	60,012,346.31	3.35	7.769	55.93	622	82.39	95.17	30.18
2-4 Family	321	55,924,865.58	3.12	6.855	72.48	619	74.94	88.53	25.87
Total:	11,549	$1,789,764,519.68	100.00%	7.018%	74.26%	616	80.23%	92.32%	36.77%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Prepayment Penalty Term by Product Type ($)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	$319,424,120.17	$29,201,396.47	$899,533,841.05	$0.00	$0.00	$0.00	$1,248,159,357.69
Fixed Rate	122,195,650.40	26,280,980.66	10,155,276.02	248,119,423.12	0.00	0.00	406,751,330.20
3/27 ARM (Libor)	17,144,919.15	1,611,485.71	4,394,140.80	54,251,154.75	0.00	0.00	77,401,700.41
Balloon	6,234,888.83	2,848,601.03	1,632,748.04	43,302,827.80	0.00	0.00	54,019,065.70
1 Year ARM (CMT)	1,659,315.68	0.00	0.00	0.00	0.00	0.00	1,659,315.68
2/5 ARM (Libor)	440,000.00	0.00	1,097,850.00	0.00	0.00	0.00	1,537,850.00
3/5 ARM (Libor)	0.00	0.00	0.00	235,900.00	0.00	0.00	235,900.00
Total:	$467,098,894.23	$59,942,463.87	$916,813,855.91	$345,909,305.67	$0.00	$0.00	$1,789,764,519.68

Prepayment Penalty Term by Product Type (%)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	25.59%	2.34%	72.07%	0.00%	0.00%	0.00%	69.74%
Fixed Rate	30.04	6.46	2.50	61.00	0.00	0.00	22.73
3/27 ARM (Libor)	22.15	2.08	5.68	70.09	0.00	0.00	4.32
Balloon	11.54	5.27	3.02	80.16	0.00	0.00	3.02
1 Year ARM (CMT)	100.00	0.00	0.00	0.00	0.00	0.00	0.09
2/5 ARM (Libor)	28.61	0.00	71.39	0.00	0.00	0.00	0.09
3/5 ARM (Libor)	0.00	0.00	0.00	100.00	0.00	0.00	0.01
Total:	26.10%	3.35%	51.23%	19.33%	0.00%	0.00%	100.00%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Prepayment Penalty Description – Top 5
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
6 Mo. Int. on Amount Prepaid > 20% Orig. Bal.	6,684	$1,182,149,220.40	66.05%	6.774%	75.00%	617	79.62%	92.30%	39.18%
None	3,966	467,098,894.23	26.10	7.666	72.50	613	81.73	91.72	29.09
2% of UPB	296	54,451,232.75	3.04	6.789	79.58	620	80.81	94.09	49.65
2 Mo. Int. on Amount Prepaid > 20% Orig. Bal.	286	49,263,008.10	2.75	6.800	64.81	615	78.49	91.98	35.49
1% of UPB	159	19,296,201.60	1.08	7.318	85.88	610	83.35	98.73	39.84
Other	158	17,505,962.60	0.98	7.200	68.01	614	81.63	98.13	39.40
Total:	11,549	$1,789,764,519.68	100.00%	7.018%	74.26%	616	80.23%	92.32%	36.77%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full	10,832	$1,652,281,297.98	92.32%	7.041%	74.98%	615	80.31%	100.00%	37.18%
Stated	482	88,456,965.16	4.94	6.806	67.19	626	79.91	0.00	34.08
Limited	235	49,026,256.54	2.74	6.614	62.71	634	78.20	0.00	27.68
Total:	11,549	$1,789,764,519.68	100.00%	7.018%	74.26%	616	80.23%	92.32%	36.77%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Adjustable Rate Loans:
Less than 5.501	246	$64,625,320.13	3.61%	5.301%	100.00%	654	75.13%	84.00%	15.67%
5.501 to 6.000	882	199,757,331.42	11.16	5.857	100.00	630	77.20	90.99	28.19
6.001 to 6.500	1,271	266,261,247.47	14.88	6.334	100.00	620	80.23	89.69	42.85
6.501 to 7.000	1,652	317,813,933.29	17.76	6.804	100.00	610	82.31	93.59	50.00
7.001 to 7.500	1,143	189,904,460.66	10.61	7.297	100.00	600	84.24	95.76	54.99
7.501 to 8.000	985	148,598,374.53	8.30	7.796	100.00	589	84.73	97.33	51.65
8.001 to 8.500	531	69,353,901.13	3.88	8.302	100.00	575	82.57	98.54	34.99
8.501 to 9.000	364	39,899,002.28	2.23	8.777	100.00	561	81.18	98.39	21.70
9.001 to 9.500	184	17,940,457.87	1.00	9.279	100.00	548	79.01	99.30	14.16
9.501 to 10.000	115	11,003,047.19	0.61	9.744	100.00	539	77.55	98.48	14.80
10.001 to 10.500	33	2,376,117.61	0.13	10.250	100.00	526	75.41	98.58	8.82
10.501 to 11.000	21	1,302,692.86	0.07	10.802	100.00	521	76.05	100.00	30.31
Greater than 11.000	4	158,237.34	0.01	11.605	100.00	534	78.33	100.00	24.16
Subtotal (ARM Loans):	7,431	$1,328,994,123.78	74.26%	6.882%	100.00%	609	81.20%	93.21%	42.01%

Fixed Rate Loans:
Less than 5.501	77	$23,468,133.37	1.31%	5.324%	0.00%	736	58.60%	90.80%	0.00%
5.501 to 6.000	258	65,182,626.95	3.64	5.877	0.00	672	68.90	87.63	6.90
6.001 to 6.500	357	75,115,555.95	4.20	6.339	0.00	639	72.19	85.68	12.62
6.501 to 7.000	558	99,156,886.04	5.54	6.818	0.00	625	75.05	89.20	29.84
7.001 to 7.500	377	51,051,854.97	2.85	7.327	0.00	618	77.76	93.03	37.21
7.501 to 8.000	402	43,334,041.73	2.42	7.814	0.00	607	78.84	95.47	43.86
8.001 to 8.500	208	17,853,463.50	1.00	8.286	0.00	599	80.46	98.48	49.42
8.501 to 9.000	177	12,829,713.99	0.72	8.770	0.00	597	84.82	99.06	54.39
9.001 to 9.500	79	4,209,325.26	0.24	9.345	0.00	587	82.33	96.26	26.01
9.501 to 10.000	358	17,393,177.99	0.97	9.788	0.00	682	96.72	80.67	5.25
10.001 to 10.500	134	5,888,408.88	0.33	10.316	0.00	638	96.41	68.24	1.21
10.501 to 11.000	349	14,853,788.82	0.83	10.791	0.00	630	97.65	89.51	1.91
Greater than 11.000	784	30,433,418.45	1.70	11.505	0.00	604	98.50	90.95	0.13
Subtotal (Fixed Rate):	4,118	$460,770,395.90	25.74%	7.410%	0.00%	636	77.45%	89.73%	21.65%

Total:	11,549	$1,789,764,519.68	100.00%	7.018%	74.26%	616	80.23%	92.32%	36.77%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Gross Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 3.000	1,137	$233,696,057.54	17.58%	6.121%	100.00%	626	77.30%	88.67%	27.61%
3.001 - 3.500	863	177,793,940.27	13.38	6.464	100.00	624	81.72	88.81	50.17
3.501 - 4.000	1,147	226,594,282.06	17.05	6.525	100.00	619	81.72	91.63	43.53
4.001 - 4.500	1,132	206,199,798.31	15.52	6.895	100.00	606	83.56	94.25	54.40
4.501 - 5.000	766	132,359,343.50	9.96	7.098	100.00	602	83.95	95.00	46.57
5.001 - 5.500	629	99,829,312.94	7.51	7.402	100.00	594	82.95	97.17	42.23
5.501 - 6.000	573	90,954,087.85	6.84	7.437	100.00	596	79.19	98.03	34.57
6.001 - 6.500	407	57,224,290.63	4.31	7.715	100.00	587	79.69	98.16	35.09
6.501 - 7.000	350	51,241,747.33	3.86	7.984	100.00	578	79.96	99.71	40.09
7.001 - 7.500	193	24,417,815.28	1.84	8.337	100.00	574	81.83	99.03	41.17
7.501 - 8.000	119	15,727,839.72	1.18	8.635	100.00	575	82.65	98.12	31.98
8.001 - 8.500	63	7,348,003.75	0.55	9.058	100.00	558	80.27	100.00	27.62
8.501 - 9.000	34	3,914,216.97	0.29	9.579	100.00	556	79.36	100.00	16.92
9.001 - 9.500	14	1,358,897.40	0.10	9.938	100.00	533	71.85	100.00	0.00
9.501 - 10.000	4	334,490.23	0.03	10.412	100.00	509	77.31	100.00	43.15
Total:	7,431	$1,328,994,123.78	100.00%	6.882%	100.00%	609	81.20%	93.21%	42.01%

Initial Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
3.000	7,431	$1,328,994,123.78	100.00%	6.882%	100.00%	609	81.20%	93.21%	42.01%
Total:	7,431	$1,328,994,123.78	100.00%	6.882%	100.00%	609	81.20%	93.21%	42.01%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Subsequent Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	7,382	$1,319,487,917.29	99.28%	6.881%	100.00%	609	81.22%	93.18%	42.04%
1.500	33	6,641,265.24	0.50	7.057	100.00	583	76.75	96.92	28.93
2.000	16	2,864,941.25	0.22	6.991	100.00	608	80.41	100.00	57.13
Total:	7,431	$1,328,994,123.78	100.00%	6.882%	100.00%	609	81.20%	93.21%	42.01%

Maximum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
8.501 - 9.000	1	$191,722.95	0.01%	2.630%	100.00%	620	90.00%	100.00%	100.00%
10.501 - 11.000	41	11,843,392.26	0.89	4.948	100.00	665	73.37	75.13	11.71
11.001 - 11.500	204	52,590,204.92	3.96	5.391	100.00	651	75.48	85.94	16.25
11.501 - 12.000	879	199,177,409.96	14.99	5.857	100.00	630	77.19	90.96	28.14
12.001 - 12.500	1,256	263,413,098.69	19.82	6.334	100.00	621	80.30	89.58	43.01
12.501 - 13.000	1,623	311,474,028.45	23.44	6.802	100.00	610	82.38	93.46	50.55
13.001 - 13.500	1,143	190,957,189.25	14.37	7.280	100.00	601	84.02	95.89	54.02
13.501 - 14.000	997	151,261,240.18	11.38	7.758	100.00	591	84.71	97.38	51.60
14.001 - 14.500	545	72,007,647.19	5.42	8.257	100.00	575	82.53	98.31	35.84
14.501 - 15.000	376	41,989,380.41	3.16	8.731	100.00	563	81.20	98.47	21.40
15.001 - 15.500	188	18,522,111.54	1.39	9.221	100.00	549	78.90	99.32	16.33
15.501 - 16.000	118	11,566,739.58	0.87	9.703	100.00	539	77.49	98.55	15.05
16.001 - 16.500	34	2,504,097.46	0.19	10.198	100.00	530	76.41	98.65	8.37
16.501 - 17.000	22	1,337,623.60	0.10	10.769	100.00	521	74.34	100.00	29.52
17.001 - 17.500	1	38,236.95	0.00	11.450	100.00	573	85.00	100.00	100.00
17.501 - 18.000	3	120,000.39	0.01	11.654	100.00	521	76.20	100.00	0.00
Total:	7,431	$1,328,994,123.78	100.00%	6.882%	100.00%	609	81.20%	93.21%	42.01%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date.

Minimum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 5.500	3,812	$741,655,175.73	55.81%	6.592%	100.00%	617	81.51%	92.13%	43.23%
5.501 - 6.000	733	133,787,813.79	10.07	6.639	100.00	609	76.90	95.00	26.69
6.001 - 6.500	693	123,542,064.97	9.30	6.817	100.00	607	79.46	90.60	36.58
6.501 - 7.000	792	135,414,468.21	10.19	7.135	100.00	601	81.65	95.02	47.00
7.001 - 7.500	508	76,227,944.35	5.74	7.541	100.00	593	83.87	96.24	54.71
7.501 - 8.000	433	65,631,211.11	4.94	7.942	100.00	591	85.67	95.34	54.54
8.001 - 8.500	223	27,784,647.26	2.09	8.461	100.00	570	82.35	98.03	35.00
8.501 - 9.000	134	14,726,995.07	1.11	8.908	100.00	558	81.60	98.18	22.73
9.001 - 9.500	55	5,591,924.56	0.42	9.333	100.00	554	78.76	100.00	23.53
9.501 - 10.000	37	3,938,685.25	0.30	9.804	100.00	545	78.69	100.00	30.70
10.001 - 10.500	6	453,941.14	0.03	10.190	100.00	521	66.28	100.00	9.35
10.501 - 11.000	3	174,403.39	0.01	10.889	100.00	512	62.49	100.00	0.00
11.501 - 12.000	2	64,848.95	0.00	11.764	100.00	540	77.23	100.00	0.00
Total:	7,431	$1,328,994,123.78	100.00%	6.882%	100.00%	609	81.20%	93.21%	42.01%

Months to Next Rate Adjustment
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 12	19	$3,395,870.86	0.26%	6.855%	100.00%	600	81.87%	100.00%	58.70%
13 - 24	7,001	1,247,960,652.51	93.90	6.897	100.00	608	81.20	93.32	41.89
25 - 36	411	77,637,600.41	5.84	6.640	100.00	628	81.14	91.19	43.29
Total:	7,431	$1,328,994,123.78	100.00%	6.882%	100.00%	609	81.20%	93.21%	42.01%